                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION
                                                               -----------------

                               CREDIT AGREEMENT

                                     AMONG

                           NEXSTAR FINANCE, L.L.C.,
                                 AS BORROWER,


                      NEXSTAR BROADCASTING GROUP, L.L.C.
                        AND CERTAIN OF ITS SUBSIDIARIES
                       FROM TIME TO TIME PARTIES HERETO,



                      THE SEVERAL FINANCIAL INSTITUTIONS
                       FROM TIME TO TIME PARTIES HERETO,


                            BANK OF AMERICA, N.A.,
                           AS ADMINISTRATIVE AGENT,

                              BARCLAYS BANK PLC,
                             AS SYNDICATION AGENT,

                                      AND

                          FIRST UNION NATIONAL BANK,
                            AS DOCUMENTATION AGENT

                      __________________________________

                        BANK OF AMERICA SECURITIES LLC,
                               AS LEAD ARRANGER
                               AND BOOK MANAGER

                      __________________________________

                         DATED AS OF JANUARY 12, 2001
                      __________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                Page
                                                                                                                ----
ARTICLE I.     DEFINITIONS....................................................................................    1

               1.01  Defined Terms............................................................................    1
               1.02  Other Definitional Provisions............................................................   39
               1.03  Accounting Principles....................................................................   40
               1.04  Classes and Types of Loans and Borrowings................................................   40

ARTICLE II.    The Credit Facilities..........................................................................   41

               2.01  Amounts and Terms of Commitments.........................................................   41
                     (a)  The Term Loans......................................................................   41
                     (b)  The Revolving Loans.................................................................   41
                     (c)  The Incremental Loans...............................................................   42
               2.02  Loan Accounts; Notes.....................................................................   43
               2.03  Procedure for Borrowing..................................................................   43
                     (a)  Procedure for Revolving Loan Borrowings.............................................   43
                     (b)  Procedure for Term Loan Borrowings..................................................   44
                     (c)  No Eurodollar Loans made during an Event of Default.................................   45
                     (d)  Limit on Eurodollar Loans...........................................................   45
               2.04  Conversion and Continuation Elections for all Borrowings.................................   45
                     (a)  Election for Conversion/Continuation................................................   45
                     (b)  Notice of Conversion/Continuation...................................................   46
                     (c)  Failure to Elect Interest Period....................................................   46
                     (d)  Notice to Banks.....................................................................   46
                     (e)  No Conversion/Continuation During Event of Default..................................   46
                     (f)  Limitation on Interest Periods......................................................   46
               2.05  Reduction and Termination of Commitments.................................................   46
               2.06  Voluntary Prepayments....................................................................   49
               2.07  Mandatory Prepayments....................................................................   49
               2.08  Maturity and Amortization of Loans.......................................................   53
                     (a)  The Term Loans......................................................................   53
                     (b)  Application of Term Loan Payments...................................................   54
                     (c)  The Revolving Loans.................................................................   54
                     (d)  Application of Revolving Loan Payments..............................................   54
               2.09  Fees.....................................................................................   54
                     (a)  Commitment Fees.....................................................................   54
                     (b)  Other Fees..........................................................................   55
               2.10  Computation of Fees and Interest.........................................................   55
               2.11  Interest.................................................................................   56
               2.12  Payments by the Borrower.................................................................   56
               2.13  Payments by the Banks to the Administrative Agent........................................   57

                                                                                                                Page
                                                                                                                ----
               2.14  Sharing of Payments, etc.................................................................   58
               2.15  Security Documents and Guaranty Agreements...............................................   59
               2.16  Procedure for Incremental Commitment Requests............................................   59
ARTICLE III.   LETTERS OF CREDIT..............................................................................   60
               3.01  Letter of Credit Subfacility.............................................................   60
               3.02  Issuance, Amendment and Renewal of Letters of Credit.....................................   61
               3.03  Participations, Drawings and Reimbursements..............................................   63
               3.04  Repayment of Participations..............................................................   64
               3.05  Role of the Issuing Bank.................................................................   65
               3.06  Obligations Absolute.....................................................................   65
               3.07  Cash Collateral Pledge...................................................................   66
               3.08  Letter of Credit Fees....................................................................   66
               3.09  Applicability of ISP98 and UCP...........................................................   67
ARTICLE IV.    TAXES, YIELD PROTECTION AND ILLEGALITY.........................................................   67
               4.01  Taxes....................................................................................   67
               4.02  Illegality...............................................................................   71
               4.03  Increased Costs and Reduction of Return..................................................   72
               4.04  Funding Losses...........................................................................   73
               4.05  Inability to Determine Rates.............................................................   73
               4.06  Reserves on Eurodollar Loans.............................................................   73
               4.07  Certificates of Banks....................................................................   74
               4.08  Change of Lending Office, Replacement Bank...............................................   74
               4.09  Survival.................................................................................   74
ARTICLE V.     CONDITIONS PRECEDENT...........................................................................   75
               5.01  Conditions to the Effective Date.........................................................   75
                     (a)  Credit Agreement....................................................................   75
                     (b)  Closing Certificates................................................................   75
                     (c)  Cancellation of Liens...............................................................   75
                     (d)  Security Documents..................................................................   76
                     (e)  Legal Opinions......................................................................   77
                     (f)  Certificates........................................................................   77
                     (g)  Pro Forma Financial Statements......................................................   77
                     (h)  Solvency Certificate................................................................   78
                     (i)  Solvency Opinion....................................................................   78
                     (j)  Parent Guaranty Agreements..........................................................   78
                     (k)  Subsidiary Guaranty Agreement.......................................................   78
                     (l)  Bastet/Mission Guaranty of Nexstar Obligations......................................   78
                     (m)  Intentionally Deleted...............................................................   78
                     (n)  Joint Sales Agreements, Shared Services Agreements and Local Marketing Agreements...   78
                     (o)  Reimbursement and Contribution Agreements...........................................   78
                     (p)  Capital Contribution Agreement......................................................   79
                     (q)  Other Documents.....................................................................   79
               5.02  Additional Conditions to the Effective Date..............................................   79

                                                                                                                Page
                                                                                                                ----
                     (a)  Bastet/Mission Credit Agreement.....................................................   79
                     (b)  Nexstar Guaranty of Bastet/Mission Obligations......................................   79
                     (c)  No Restraints.......................................................................   79
                     (d)  Margin Regulations..................................................................   79
                     (e)  Material Adverse Effect.............................................................   80
                     (f)  Sale and Issuance of Permitted Holdings Preferred
                          Stock and Equity Contribution to the Borrower.......................................   80
                     (g)  Nexstar Finance Holdings Bridge.....................................................   80
                     (h)  Fees................................................................................   80
                     (i)  Repayment, Repurchase, Cancellation and/or Modification of Certain Indebtedness.....   80
                     (j)  Governmental and Third Party Approvals..............................................   80
                     (k)  Appointment of Service Agent........................................................   81
               5.03  Conditions to All Borrowings and the Issuance of Any Letters of Credit...................   81
                     (a)  Notice of Borrowing; Letter of Credit Application...................................   81
                     (b)  Representations and Warranties......................................................   81
                     (c)  No Default..........................................................................   81
                     (d)  No Material Adverse Effect..........................................................   81
ARTICLE VI.    REPRESENTATIONS AND WARRANTIES.................................................................   82
               6.01  Existence; Compliance with Law...........................................................   82
               6.02  Corporate, Limited Liability Company or Partnership Authorization; No Contravention......   82
               6.03  Governmental Authorization...............................................................   83
               6.04  Binding Effect...........................................................................   83
               6.05  Litigation...............................................................................   83
               6.06  No Default...............................................................................   83
               6.07  ERISA Compliance.........................................................................   83
               6.08  Use of Proceeds; Margin Regulations......................................................   84
               6.09  Ownership of Property; Intellectual Property.............................................   84
               6.10  Taxes....................................................................................   85
               6.11  Financial Statements.....................................................................   85
               6.12  Securities Law, etc.; Compliance.........................................................   86
               6.13  Governmental Regulation..................................................................   86
               6.14  Accuracy of Information..................................................................   86
               6.15  Hazardous Materials......................................................................   86
               6.16  FCC Licenses.............................................................................   87
               6.17  Subsidiaries.............................................................................   87
               6.18  Solvency.................................................................................   88
               6.19  Labor Controversies......................................................................   88
               6.20  Security Documents.......................................................................   88
               6.21  Network Affiliation Agreements...........................................................   88
               6.22  Condition of Stations....................................................................   88
               6.23  Special Purpose Entity...................................................................   89
               6.25  Midwest Acquisition Documents............................................................   89

                                                                                                                Page
                                                                                                                ----
ARTICLE VII.   AFFIRMATIVE COVENANTS..........................................................................   89
               7.01  Financial Statements.....................................................................   89
               7.02  Certificates; Other Information..........................................................   90
               7.03  Notices..................................................................................   90
               7.04  FCC Information..........................................................................   91
               7.05  FCC Licenses and Regulatory Compliance...................................................   91
               7.06  License Lapse............................................................................   91
               7.07  Maintenance of Corporate, Limited Liability Company or Partnership Existence, etc........   92
               7.08  Foreign Qualification, etc...............................................................   92
               7.09  Payment of Taxes, etc....................................................................   92
               7.10  Maintenance of Property; Insurance.......................................................   92
               7.11  Compliance with Laws, etc................................................................   93
               7.12  Books and Records........................................................................   93
               7.13  Use of Proceeds..........................................................................   93
               7.14  End of Fiscal Years; Fiscal Quarters.....................................................   93
               7.15  Interest Rate Protection.................................................................   93
               7.16  Additional Security; Further Assurances..................................................   94
ARTICLE VIII.  NEGATIVE COVENANTS.............................................................................   95
               8.01  Changes in Business......................................................................   95
               8.02  Limitation on Liens......................................................................   95
               8.03  Disposition of Assets....................................................................   97
               8.04  Consolidations, Mergers, Acquisitions, etc...............................................   98
               8.05  Limitation on Indebtedness...............................................................   99
               8.06  Transactions with Affiliates.............................................................  102
               8.07  Use of Credits; Compliance with Margin Regulations.......................................  103
               8.08  Environmental Liabilities................................................................  103
               8.09  Financial Covenants......................................................................  104
                     (a)  Consolidated Total Leverage Ratio...................................................  104
                     (b)  Consolidated Senior Leverage Ratio..................................................  105
                     (c)  Consolidated Interest Coverage Ratio................................................  105
                     (c)  Pro Forma Debt Service Ratio........................................................  106
                     (d)  Limitation on Capital Expenditures..................................................  106
                     (e)  Limitation on Film Cash Payments....................................................  106
                     (g)  Required Junior Capital.............................................................  107
               8.10  Restricted Payments......................................................................  107
               8.11  Advances, Investments and Loans..........................................................  110
               8.12  Limitation on Business Activities of the Nexstar Entities................................  111
               8.13  Sales or Issuances of Capital Stock......................................................  112
               8.14  No Amendments............................................................................  112
ARTICLE IX.    EVENTS OF DEFAULT..............................................................................  112
               9.01  Event of Default.........................................................................  112
                     (a)  Non-Payment.........................................................................  112

                                                                                                                Page
                                                                                                                ----
                     (b)  Representation or Warranty..........................................................  112
                     (c)  Specific Defaults...................................................................  113
                     (d)  Other Defaults......................................................................  113
                     (e)  Cross-Default.......................................................................  113
                     (f)  Insolvency; Voluntary Proceedings...................................................  113
                     (g)  Involuntary Proceedings.............................................................  113
                     (h)  ERISA...............................................................................  114
                     (i)  Judgments...........................................................................  114
                     (j)  Change of Control...................................................................  114
                     (k)  Guaranty Agreements.................................................................  114
                     (l)  Security Documents..................................................................  114
                     (m)  Termination of Material Licenses....................................................  114
                     (n)  Termination of Network Affiliation Agreements.......................................  115
               9.02  Remedies.................................................................................  115
               9.03  Rights Not Exclusive.....................................................................  116
ARTICLE X.     THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LEAD ARRANGER AND BOOK MANAGER..............  116
               10.01 Appointment and Authorization............................................................  116
               10.02 Delegation of Duties.....................................................................  117
               10.03 Liability of Administrative Agent........................................................  117
               10.04 Reliance by Administrative Agent.........................................................  117
               10.05 Notice of Default........................................................................  118
               10.06 Credit Decision..........................................................................  118
               10.07 Indemnification..........................................................................  119
               10.08 Administrative Agent in Individual Capacity..............................................  120
               10.09 Successor Administrative Agent...........................................................  120
               10.10 The Lead Arranger and Book Manager.......................................................  120
ARTICLE XI.    MISCELLANEOUS..................................................................................  121
               11.01 Amendments and Waivers...................................................................  121
               11.02 Notices..................................................................................  122
               11.03 No Waiver; Cumulative Remedies...........................................................  123
               11.04 Costs and Expenses.......................................................................  123
               11.05 INDEMNITY................................................................................  124
               11.06 Successors and Assigns...................................................................  124
               11.07 Assignments, Participations, etc.........................................................  125
               11.08 Confidentiality..........................................................................  126
               11.09 Set-off..................................................................................  127
               11.10 Notification of Addresses, Lending Offices, etc..........................................  127
               11.11 Counterparts.............................................................................  127
               11.12 Severability.............................................................................  128
               11.13 No Third Parties Benefited...............................................................  128
               11.14 Governing Law and Jurisdiction; Waiver of Trial by Jury..................................  128
                     (a)  GOVERNING LAW.......................................................................  128
                     (b)  JURISDICTION........................................................................  128

                                                                                                                  Page
                                                                                                                  ----
                       (c)  WAIVER OF JURY TRIAL................................................................  128
                 11.15 Effectiveness............................................................................  129

SCHEDULE 1.01(A)    LENDING OFFICES/NOTICE ADDRESSES
SCHEDULE 1.01(B)    PRO FORMA ADJUSTMENTS TO CONSOLIDATED OPERATING CASH FLOW
SCHEDULE 2.01       COMMITMENTS
SCHEDULE 6.16       FCC LICENSES
SCHEDULE 6.17       SUBSIDIARIES
SCHEDULE 6.21       NETWORK AFFILIATION AGREEMENTS
SCHEDULE 8.05(a)    EXISTING INDEBTEDNESS
SCHEDULE 8.11(e)    INVESTMENTS

EXHIBIT A    Form of Assignment and Assumption
EXHIBIT B    Form of Borrower Subordinated Convertible Promissory Note
EXHIBIT C    Form of Closing Certificate
EXHIBIT D    Form of Compliance Certificate
EXHIBIT E    Form of Notice of Borrowing
EXHIBIT F    Form of Notice of Conversion/Continuation
EXHIBIT G-1  Form of Guaranty Agreement of the Ultimate Parent and Nexstar
             Finance Holdings, L.L.C.
EXHIBIT G-2  Form of Guaranty Agreement of the Direct Subsidiaries of the
             Ultimate Parent
EXHIBIT G-3  Form of Guaranty Agreement of Nexstar Finance Holdings, Inc.
EXHIBIT H    Form of Parent Subordinated Convertible Promissory Note
EXHIBIT I    Form of Pledge and Security Agreement
EXHIBIT J    Form of Security Agreement
EXHIBIT K    Form of Officer's Solvency Certificate
EXHIBIT L    Form of Subsidiary Guaranty Agreement
EXHIBIT M    Form of Bastet/Mission Guaranty of Nexstar Obligations
EXHIBIT N    Form of ABRY III Capital Contribution Agreement

                                CREDIT AGREEMENT

          THIS CREDIT AGREEMENT, dated as of January 12, 2001, is among NEXSTAR FINANCE, L.L.C., a limited liability company organized under the laws of the State of Delaware (the "Borrower"), NEXSTAR BROADCASTING GROUP, L.L.C., a
                        --------
limited liability company organized under the laws of the State of Delaware, and certain of its Subsidiaries from time to time parties to this Agreement, the several banks and other financial institutions or entities from time to time parties hereto (the "Banks") BANK OF AMERICA, N.A., as the Administrative Agent
                     -----
for the Banks, BARCLAYS BANK PLC, as the Syndication Agent, and FIRST UNION NATIONAL BANK, as the Documentation Agent.

          In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I.

                                  DEFINITIONS
                                  -----------

          1.01 Defined Terms.  All capitalized terms used and not otherwise
               -------------
defined in this Agreement, including in the Preamble hereto, shall have the meanings specified below:

          "ABRY Capital" means ABRY Capital, L.P., a limited partnership
           ------------
organized under the laws of the State of Delaware.

          "ABRY Capital Contribution Agreements" means (i) the Capital
           ------------------------------------
Contribution Agreement, dated effective as of January 12, 2001, to be executed and delivered by ABRY L.P. III, the Ultimate Parent and the Borrower, in favor of the Administrative Agent and the Banks, substantially in the form of Exhibit
                                                                        -------
N, as the same may be amended or modified pursuant to Section 14(b) thereof, and
-
(ii) the ABRY L.P. II Agreement referred to therein.

          "ABRY Equity" means ABRY Equity Investors, L.P., a limited partnership
           -----------
organized under the laws of the State of Delaware.

          "ABRY Holdings" means ABRY Holdings, LLC, a limited liability company
           -------------
organized under the laws of the State of Delaware.

          "ABRY Holdings Co." means ABRY Holdings Co., a business trust
           -----------------
organized under the laws of the Commonwealth of Massachusetts.

          "ABRY Holdings III" means ABRY Holdings III, LLC, a limited liability
           -----------------
company organized under the laws of the State of Delaware.

          "ABRY Holdings III Co." means ABRY Holdings III Co., a business trust
           ---------------------
organized under the laws of the Commonwealth of Massachusetts.

          "ABRY L.P. II" means ABRY Broadcast Partners II, L.P., a limited
           ------------
partnership organized under the laws of the State of Delaware.

          "ABRY L.P. III" means ABRY Broadcast Partners III, L.P., a limited
           -------------
partnership organized under the laws of the State of Delaware.

          "Additional Security Documents" has the meaning provided in Section
           -----------------------------                              -------
7.16(a).
-------

          "Adjusted Working Capital" means for any Person, (i) the current
           ------------------------
assets of such Person (excluding cash and Cash Equivalents) minus (ii) the current liabilities of such Person (excluding the current portion of any long-term Indebtedness (including Capital Lease Obligations), and excluding deferred income tax liabilities, of such Person), each as determined on a consolidated basis.

          "Adjustment Date" means, with respect to any calculation of the
           ---------------
Applicable Margin following any Fiscal Quarter of the Borrower, the earlier of
(i) the date which is 45 days after the end of such Fiscal Quarter (or, in the case of the fourth Fiscal Quarter of any Fiscal Year of the Borrower, the date which is 90 days after the end of such Fiscal Quarter) and (ii) the date which is two Business Days after the Borrower has delivered a Compliance Certificate to the Administrative Agent with respect to such Fiscal Quarter.

          "Administrative Agent" means Bank of America, N.A. in its capacity as
           --------------------
Administrative Agent for the Banks hereunder, and any successor to such agent.

          "Administrative Agent-Related Persons" has the meaning specified in
           ------------------------------------
Section 10.03.
-------------

          "Administrative Agent's Payment Office" means the address for payments
           -------------------------------------
set forth on the signature page hereto in relation to the Administrative Agent or such other address as the Administrative Agent may from time to time specify in accordance with Section 11.02.
                   -------------

          "Affiliate" means, with respect to any Person, any other Person (i)
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of any class of the capital stock, of or equity interests in, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Aggregate Available Revolving Commitment" means the sum of the
           ----------------------------------------
Available Revolving Commitments of all Banks.

          "Aggregate Combined Revolving Commitment" means the sum of the
           ---------------------------------------
Aggregate Revolving Commitment, plus the Aggregate Incremental Revolving
                                ----
Commitment.

          "Aggregate Commitment" means the sum of the Aggregate Revolving
           --------------------
Commitment, plus the Aggregate Term Commitment, plus the Aggregate Incremental
            ----                                ----
Revolving Commitment, plus the Aggregate Incremental Term Commitment of all of
                      ----
the Banks.

          "Aggregate Incremental Revolving Commitment" at any time, means the
           ------------------------------------------
sum of the amount of all Incremental Facilities consisting of Incremental Revolving Commitments at such time, in an initial amount equal to zero, as such amount may be increased pursuant to Section 2.01(c) to an aggregate amount which, when combined with the
            ---------------
Aggregate Incremental Term Commitment, may not exceed the Maximum Incremental Amount.

          "Aggregate Incremental Term Commitment" at any time, means the sum of
           -------------------------------------
the amount of all Incremental Facilities consisting of Incremental Term Commitments (whether or not terminated) at such time, in an initial amount equal to zero, as such amount may be increased pursuant to Section 2.01(c) to an
                                                     ---------------
aggregate amount which, when combined with the Aggregate Incremental Revolving Commitment, may not exceed the Maximum Incremental Amount.

          "Aggregate Outstanding Loan Balance" means the sum of the aggregate
           ----------------------------------
outstanding principal balances of all Loans.

          "Aggregate Outstanding Term Loan Balance" means the sum of the
           ---------------------------------------
aggregate outstanding principal balances of all Term Loans.

          "Aggregate Revolving Commitment" means the sum of the Revolving
           ------------------------------
Commitments of all of the Banks, in an initial amount of $122,000,000, as such amount may be adjusted from time to time pursuant to this Agreement.

          "Aggregate Term Commitment" means the sum of the Term Commitments of
           -------------------------
all of the Banks, in an initial amount of $110,000,000, as such amount may be adjusted from time to time pursuant to this Agreement.

          "Agreement" means this Credit Agreement, including the Schedules and
           ---------
Exhibits hereto, as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

          "Anticipated Reinvestment Amount" means, with respect to any
           -------------------------------
Reinvestment Election, the amount specified in the Reinvestment Notice delivered by the Borrower in connection therewith as the amount of the Net Cash Proceeds from the related Disposition that the Borrower or any Subsidiary of the Borrower intends to use to purchase, construct or otherwise acquire Reinvestment Assets.

          "Applicable Margin" means (i) with respect to Term Loans (other than
           -----------------
Incremental Term Loans) and Revolving Loans (other than Incremental Revolving Loans) which are Eurodollar Loans, the margin to be added at any date to the Eurodollar Rate, which is equal to the applicable percentage rate per annum set forth below, based upon the applicable Level in effect for the Borrower on such date; (ii) with respect to Term Loans (other than Incremental Term Loans) and Revolving Loans (other than Incremental Revolving Loans) which are Base Rate Loans, the margin to be added at any date to the Base Rate, which is equal to the percentage per annum which is 1.625% less than the Applicable Margin for
                                         ----
Eurodollar Loans then in effect for the Borrower on such date, but in no event less than zero and (iii) with respect to Incremental Term Loans and Incremental Revolving Loans, the Incremental Margin to be added to the Base Rate or Eurodollar Rate, as the case may be, as agreed upon by the Borrower and the Bank or Banks providing the Incremental Term Commitment and/or Incremental Revolving Commitment relating thereto as provided in Section 2.16(a), or if not agreed
                                           ---------------
upon, as provided in Section 2.16(b).
                     ---------------

              -----------------------------------------------
                  Level           Applicable Percentage
                                          Rate
              -----------------------------------------------
                Level I                             1.875%
              -----------------------------------------------
                Level II                            2.125%
              -----------------------------------------------
                Level III                           2.375%
              -----------------------------------------------
                Level IV                            2.625%
              -----------------------------------------------
                Level V                             2.875%
              -----------------------------------------------
                Level VI                            3.125%
              -----------------------------------------------

          "Assignee" has the meaning specified in Section 11.07(a).
           --------                               ----------------

          "Assignment and Assumption" means an Assignment and Assumption,
           -------------------------
substantially in the form of Exhibit A.
                             ---------

          "Attorney Costs" means and includes all reasonable documented fees and
           --------------
disbursements of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services, and all reasonable disbursements of internal counsel.

          "Authorization" means any filing, recording and registration with, and
           -------------
any validation or exemption, approval, order, authorization, consent, License, certificate, franchise and permit from, any Governmental Authority, including, without limitation, FCC Licenses.

          "Available Revolving Commitment" means, at any time as to any Bank, an
           ------------------------------
amount equal to the excess, if any, of (i) the amount of the Revolving Commitment of such Bank at such time, over (ii) the sum of the outstanding
                                      ----
principal balances of all Revolving Loans of such Bank plus the sum of all
                                                       ----
participations of such Bank in Letter of Credit Obligations at such time.

          "Bank Affiliate" means a Person engaged primarily in the business of
           --------------
commercial banking that is an Affiliate of a Bank.

          "Bank of America" means Bank of America, N.A., a national banking
           ---------------
association.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
U.S.C. (S) 101, et seq.).
                -- ----

          "Banks" has the meaning specified in the Preamble hereto and such term
           -----
shall also include the Issuing Bank.

          "Base Rate" means, for any day, the higher of (i) the Reference Rate
           ---------
or (ii) the Federal Funds Rate plus 1/2%, in each case as in effect for such
                               ----
day.

          "Base Rate Loan" means any Loan that bears an interest rate based on
           --------------
the Base Rate.

          "Bastet" has the meaning provided in Section 5.02(a).
           ------                              ---------------

          "Bastet/Mission Aggregate Commitment" means the "Aggregate Commitment"
           -----------------------------------
as that term is defined in the Bastet/Mission Credit Agreement.

          "Bastet/Mission Banks" means the "Banks" as that term is defined in
           --------------------
the Bastet/Mission Credit Agreement.

          "Bastet/Mission Borrowers" means the "Borrowers" as that term is
           ------------------------
defined in the Bastet/Mission Credit Agreement.

          "Bastet/Mission Credit Agreement" has the meaning provided in Section
           -------------------------------                              -------
5.02(a).
-------

          "Bastet/Mission Entity" means any Person which is a direct or indirect
           ---------------------
Subsidiary of a Bastet/Mission Borrower or which is a Bastet/Mission Borrower.

          "Bastet/Mission Facility Percentage" means the "Facility Percentage"
           ----------------------------------
as that term is defined in the Bastet/Mission Credit Agreement.

          "Bastet/Mission Guaranty of Nexstar Obligations" has the meaning
           ----------------------------------------------
provided in Section 5.01(l).
            ---------------

          "Bastet/Mission Loan Documents" means the "Loan Documents" as that
           -----------------------------
term is defined in the Bastet/Mission Credit Agreement.

          "Bastet/Mission Loans" means any extension of credit made by any Bank
           --------------------
under or pursuant to the Bastet/Mission Credit Agreement.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States (or any successor).

          "Board of Directors" means, as to any Person, either (a) the board of
           ------------------
directors of such Person (or, in the case of any Person that is a limited liability company, the managers of such Person) or (b) any duly authorized committee thereof.

          "Board Resolution" means, as to any Person, a copy of a resolution of
           ----------------
such Person certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by requisite action of the Board of Directors of such Person and to be in full force and effect on the date of such certification.

          "Borrower" has the meaning provided in the Preamble hereto.
           --------

          "Borrower Subordinated Convertible Promissory Note" means a promissory
           -------------------------------------------------
note of the Borrower, payable to the order of Nexstar Finance Holdings, substantially the form of Exhibit B.
                          ---------

          "Borrowing" has the meaning provided in Section 1.04.
           ---------                              ------------

          "Borrowing Date" means, in relation to any Loan, the date of the
           --------------
borrowing of such Loan as specified in the relevant Notice of Borrowing for a Borrowing.

          "Bridge Loan Agreement" means that certain Bridge Loan Agreement,
           ---------------------
dated as of January 12, 2001, among Nexstar Finance Holdings, the Ultimate Parent, the lenders named therein, Banc of America Securities LLC, and Bank of America Bridge LLC.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in Dallas, Texas or New York City are authorized or required by law to close and, if such term is used in relation to any Eurodollar Loan or the Interest Period therefor, on such day dealings are carried on by and between banks in Dollar deposits in the applicable interbank market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capital Expenditures" means, for any period and with respect to any
           --------------------
Person, the aggregate of all expenditures by such Person and its Subsidiaries with respect to such period which should be capitalized according to GAAP on a consolidated balance sheet of such Person and its Subsidiaries, including all expenditures with respect to fixed or capital assets which should be so capitalized and, without duplication, the amount of all Capital Lease Obligations; it being understood that "Capital Expenditures" shall not include,
                                       --------------------
without duplication, payments made or accrued in respect of Film Obligations or Consolidation Expenses.

          "Capital Lease" has the meaning specified in the definition of
           -------------
"Capital Lease Obligations".
--------------------------

          "Capital Lease Obligations" means, with respect to any Person, all
           -------------------------
monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease (a "Capital
                                                                     -------
Lease").
-----

          "Capital Stock" means (i) any capital stock, partnership, membership,
           -------------
joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right) and (ii) any option, warrant, security or other right (including debt securities or other evidence of Indebtedness) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or security described in clause (i) above.

          "Cash Collateralize" with respect to any Person, means to pledge and
           ------------------
deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Banks, as collateral for the Letter of Credit Obligations, cash or deposit account balances of such Person pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances of the Borrower. Cash Collateral shall be invested in Cash Equivalents of a tenor satisfactory to the Administrative Agent and as instructed by the Borrower, which Cash Equivalents shall be held in the name of the Borrower and under the control of the Administrative Agent in a manner satisfactory to the Administrative Agent.

          "Cash Equivalents" means any or all of the following: (i) obligations
           ----------------
of, or guaranteed as to interest and principal by, the United States government maturing within one year after the date on which such obligations are purchased;
(ii) open market commercial paper of any corporation (other than any Nexstar Entity or any Affiliate of any Nexstar Entity) incorporated under the laws of the United States or any State thereof or the District of Columbia rated P-1 or its equivalent by Moody's or A-1 or its equivalent or higher by S&P; (iii) time deposits or certificates of deposit maturing within one year after the issuance thereof issued by commercial banks organized under the laws of any country which is a member of the OECD and having a combined capital and surplus in excess of $250,000,000 or which is a Bank or Brown Brothers Harriman & Co.; (iv) repurchase agreements with respect to securities described in clause (i) above
                                                              ----------
entered into with an office of a bank or trust company meeting the criteria specified in clause (iii); and (v) money market funds investing only in
             ------------
investments described in clauses (i) through (iv).
                         -----------         ----

          "Change of Control" means any of the following:  (i) either (x) the
           -----------------
aggregate remaining cost basis of ABRY L.P. II's and ABRY L.P. III's combined equity interests in the Ultimate Parent shall be less than $50,000,000 or (y) ABRY L.P. II and ABRY L.P. III, taken together, shall cease to be able to elect a majority of the board of directors or similar governing persons of the Ultimate Parent; (ii) ABRY L.P. II and ABRY L.P. III, taken together, shall cease to directly or indirectly own and hold at least (x) 66 2/3% on a fully diluted basis of the voting interests in the Ultimate Parent and (y) 51% on a fully diluted basis of the economic interests in the Ultimate Parent (excluding the Permitted Parent Preferred Equity); (iii) ABRY L.P. II or ABRY L.P. III, taken together, shall neither directly nor indirectly control management of the Ultimate Parent whether by ownership of voting securities, contract or otherwise; (iv) ABRY Capital shall cease to be the sole general partner of ABRY L.P. II or ABRY Equity shall cease to be the sole general partner of ABRY L.P. III; (v) ABRY Holdings shall cease to be the sole general partner of ABRY Capital or ABRY Holdings III shall cease to be the sole general partner of ABRY Equity; (vi) ABRY Holdings Co. shall cease to be the sole member of ABRY Holdings or ABRY Holdings III Co. shall cease to be the sole member of ABRY Holdings III; (vii) so long as the Permitted Holdings Preferred Equity is outstanding, ABRY L.P. II and ABRY L.P. III, taken together, shall cease to own 100%, on a fully diluted basis, of the economic and voting capital securities of ABRY/Nexstar, Inc.; (viii) the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of each Parent Guarantor other than Permitted Holdings Preferred Equity and Permitted Permanent

Holdings Preferred Equity; (ix) the Parent Guarantors which are direct Subsidiaries of the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of the Holding Company other than Permitted Holdings Preferred Equity and Permitted Permanent Holdings Preferred Equity; (x) any Person other than ABRY/Nexstar, Inc. shall own any of the Permitted Holdings Preferred Equity; (xi) Nexstar Finance Holdings shall cease to own 100% on a fully diluted basis of the Capital Stock of the Borrower other than Permitted Borrower Preferred Equity; or (xii) if the New Holding Company is the Holding Company, then the New Holding Company shall cease to own 100% of the Capital Stock of Nexstar Finance Holdings, other than Permitted Holdings Preferred Equity and Permitted Permanent Holdings Preferred Equity.

          "Charter Documents" means, with respect to any Person, (i) the
           -----------------
articles or certificate of formation, incorporation or organization (or the equivalent organizational documents) of such Person, (ii) the bylaws, partnership agreement, limited liability company agreement or regulations (or the equivalent governing documents) of such Person and (iii) each document setting forth the designation, amount and relative rights, limitations and preferences of any class or series of such Person's Capital Stock or of any rights in respect of such Person's Capital Stock.

          "Closing Certificate" means a Closing Certificate substantially in the
           -------------------
form of Exhibit C.
        ---------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and any regulations promulgated thereunder.

          "Collateral" means the Pledged Collateral, the Security Agreement
           ----------
Collateral and the Mortgaged Properties.

          "Collateral Agent" means the Administrative Agent acting as collateral
           ----------------
agent pursuant to the Security Documents.

          "Commitment" means, for each Bank, the sum of its  Revolving
           ----------
Commitment and Term Commitment and any Incremental Revolving Commitment and/or Incremental Term Commitment of such Bank issued after the Effective Date pursuant to Section 2.01(c) and Section 2.16.
            ---------------     ------------

          "Communications Act" has the meaning specified in Section 6.16.
           ------------------                               ------------

          "Compliance Certificate" means, as to any Person, a certificate of the
           ----------------------
Chief Executive Officer, President, Chief Financial Officer or Vice President of such Person, substantially in the form of Exhibit D.
                                          ---------

          "Consolidated Amortization Expense" means, for any period, for any
           ---------------------------------
Person, the consolidated amortization expense (including amortization of Film Obligations and goodwill) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Cash Interest Expense" means, for any period, for any
           ----------------------------------
Person, Consolidated Interest Expense for such Person for such period, but excluding to the extent otherwise included therein, (i) interest expense to the extent not payable in cash (e.g., interest or dividends on securities which must
                            ----
(or may, at the election of such Person or any of its Subsidiaries) be paid in additional securities, imputed interest, amortization of original issue discount and/or by an addition to the accreted value thereof), (ii) amortization of discount, (iii) deferred financing costs and (iv) Excluded Interest.

          "Consolidated Depreciation Expense" means, for any period, for any
           ---------------------------------
Person, the depreciation expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Coverage Ratio" means, on any date, the ratio
           ------------------------------------
of (i) Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the applicable Measurement Period relating to such date to (ii) the Consolidated
                                                        --
Cash Interest Expense of the Borrower and its Subsidiaries for such Measurement Period relating to such date, plus Consolidated Cash Interest Expense of Nexstar
                              ----
Finance Holdings with respect to Permitted Holdings Unsecured Indebtedness, the Nexstar Finance Holdings Bridge, Permitted Permanent Holdings Preferred Equity and Permitted Parent Preferred Equity for such Measurement Period relating to such date.

          "Consolidated Interest Expense" means, for any period, for any Person,
           -----------------------------
the interest expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, including, without duplication, total interest expense for such period (including interest attributable to Capital Leases) with respect to all outstanding Indebtedness of such Person and its Subsidiaries, capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, as such amounts may be increased or decreased by the net income (or loss) from Interest Rate Protection Agreements of such Person for such period.

          "Consolidated Net Income" means, for any period, for any Person, the
           -----------------------
net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be
                                            --------
excluded, without duplication, (i) income of any Subsidiary of such Person which is not a Wholly Owned Subsidiary of such Person, except to the extent of the amount of any dividends or other distributions actually paid by or to such Person or any Wholly Owned Subsidiary of such Person during such period, (ii) income of any other Person accrued prior to the date (A) any such other Person becomes a Subsidiary of the Person whose net income is being determined, (B) any such other Person is merged into such Person whose net income is being determined or any Subsidiary of such Person whose net income is being determined or (C) the assets of any such other Person are acquired by the Person whose net income is being determined or by any Subsidiary of such Person whose net income is being determined, (iii) the income of any Subsidiary of such Person during such period to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of such income is not at the time permitted by operation of the terms of its Charter Documents or any other agreement binding on such Subsidiary or any Requirement of Law applicable to such Subsidiary or such Person or any of its other Subsidiaries, (iv) any after-tax gains and after-tax losses attributable to extraordinary and non-recurring items, including Recovery Events and

Dispositions outside the ordinary course of business and any after-tax gains on pension reversions received by such Person or its Subsidiaries, and (v) to the extent included in calculating such Consolidated Net Income, non-cash revenue and non-cash expenses earned or incurred by such Person or any of its Subsidiaries.

          "Consolidated Operating Cash Flow" means, for any period, for any
           --------------------------------
Person, (i) Consolidated Net Income of such Person for such period plus (ii) (to
                                                                   ----
the extent deducted in calculating such Consolidated Net Income) the sum of, without duplication, (A) Consolidated Depreciation Expense, (B) Consolidated Amortization Expense, (C) Consolidated Interest Expense, (D) income tax expenses for such Person and its Subsidiaries (other than any such expense paid or payable during such period in connection with extraordinary gains), and (E) recurring and non-recurring non-cash losses and expenses (determined on a consolidated basis) less (iii) the sum of (A) Film Cash Payments accrued or
                    ----
becoming due and payable during such period (without duplication) and (B) (to the extent included in calculating such Consolidated Net Income) non-cash revenues, in each case calculated, if applicable, on a Pro Forma Basis (except for purposes of calculating the Consolidated Interest Coverage Ratio) after giving effect to (x) any sale or disposition of any Station pursuant to Section
                                                                        -------
8.03(b) as if the same were consummated or became effective on the first day of
-------
such period and (y) any purchase or acquisition of any Person or Station, or the entering into of any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement pursuant to Section 8.04(b) as if the same were
                                      ---------------
consummated or became effective on the first day of such period, each as determined on a consolidated basis in accordance with GAAP after eliminating all intercompany items; provided that in connection with any purchase or acquisition
                    --------
or the commencement of the operation of any Station pursuant to any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement under Section 8.04(b) and as otherwise provided in this Agreement, Consolidated
      ---------------
Operating Cash Flow shall reflect adjustments thereto for anticipated changes in network compensation for such period to be effected within 120 days after any such acquisition or commencement, commissions for national representatives and other items of revenue or expense (including as the result of a reduction in the number of employees within 120 days after the date of any such acquisition, purchase or commencement), in each case as may be satisfactory to the Administrative Agent; provided further that, if applicable, Consolidated
                      --------
Operating Cash Flow shall also reflect the adjustments thereto set forth on
Schedule 1.01(B).
----------------

          "Consolidated Senior Leverage Ratio" means, on any date, the ratio of
           ----------------------------------
(i) the Consolidated Total Debt of the Borrower and its Subsidiaries on such date (other than Permitted Borrower Subordinated Indebtedness, Permitted Seller Subordinated Indebtedness (including any Permitted Seller Subordinated Indebtedness incurred by Bastet/Mission Entities in accordance with the Bastet/Mission Credit Agreement), Permitted Borrower Preferred Equity, and Indebtedness evidenced by Borrower Subordinated Convertible Promissory Notes), to (ii) the Consolidated Operating Cash Flow of the Borrower and its
--
Subsidiaries for the applicable Measurement Period relating to such date.

          "Consolidated Total Debt" means, for any Person on any date, the
           -----------------------
excess (if any) of (i) the Indebtedness of such Person and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP over (ii)
                                                                      ----
the lesser of (x) the cash on hand of such Person and its Subsidiaries on such date and (y) $15,000,000.

          "Consolidated Total Leverage Ratio" means, on any date, the ratio of
           ---------------------------------
(i) the Consolidated Total Debt of the Borrower and its Subsidiaries on such date (other than Indebtedness evidenced by Borrower Subordinated Convertible Promissory Notes and Permitted Borrower Preferred Equity), to (ii) the
                                                           --
Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the applicable Measurement Period relating to such date.

          "Consolidation Expenses" means, for any period and with respect to any
           ----------------------
Person, the aggregate of all expenditures by such Person and its Subsidiaries with respect to such period related to the consolidation of Stations.

          "Continuation Date" means any date as of which the Borrower elects to
           -----------------
continue a Eurodollar Loan as a Eurodollar Loan for a further Interest Period in accordance with the provisions of Section 2.04.
                                  ------------

          "Contractual Obligations" means, as to any Person, any provision of
           -----------------------
any security issued by such Person or of any agreement, undertaking, contract, lease, loan agreement, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion Date" means any date as of which the Borrower elects to
           ---------------
convert a Base Rate Loan to a Eurodollar Loan, or a Eurodollar Loan to a Base Rate Loan, in each case in accordance with the provisions of Section 2.04.
                                                             ------------

          "Credit Event" means the making of any Loan or the issuance of any
           ------------
Letter of Credit.

          "Credit Parties" means the collective reference to the Parent
           --------------
Guarantors (including but not limited to the New Holding Company, if any, and Nexstar Finance Holdings), the Borrower, the Subsidiary Guarantors, the Bastet/Mission Entities and any other Person hereafter executing and delivering a Security Document or a Guarantor Agreement or any equivalent document for the benefit of the Administrative Agent and/or any Bank; provided that David Smith
                                                      --------
will not be deemed to be a Credit Party.

          "Default" means any event or circumstance which, with the giving of
           -------
notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Disbursement Date" has the meaning specified in Section 3.03(b).
           -----------------                               ---------------

          "Disposition" means the direct or indirect sale, assignment, lease (as
           -----------
lessor), transfer, conveyance or other disposition (including, without limitation, dispositions of or pursuant to Local Marketing Agreements, Joint Sales Agreement or Shared Services Agreements or pursuant to Sale and Leaseback Transactions, provided that any Sale and Leaseback Transaction shall be on terms
              --------
and conditions satisfactory to the Majority Banks and the Administrative Agent), in a single transaction or a series of related transactions, by any Nexstar Entity to any Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower) of any assets or property of any Nexstar Entity, excluding (i) assets or property disposed of in the ordinary course of business of such Nexstar Entity and (ii) inventory, Real

Property or equipment no longer used or useful in the business of such Nexstar Entity; provided that in any event the term "Disposition" shall mean and
        --------                             -----------
include sales, assignments, leases (as lessor), transfers, conveyances or other dispositions (including, without limitation, pursuant to Local Marketing Agreements, Joint Sales Agreements or Shared Services Agreements) of principal divisions, or lines of business of, any Nexstar Entity including, without limitation, any Station of any Nexstar Entity or the Capital Stock of any Subsidiary of any Nexstar Entity. The terms "Dispose" and "Disposed of" shall
                                             -------       --------
have correlative meanings.

          "Disqualified Stock" means any Capital Stock which, by its terms (or
           ------------------
by the terms of any security into which it is convertible or for which it is exchangeable), at the option of the holder thereof or upon the happening of any event, matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, or is redeemable, at the option of the holder thereof, in whole or in part.

          "Dividend" means, with respect to any Person, that such Person has
           --------
authorized, declared or paid a dividend or returned any equity capital to holders of its Capital Stock as such or made any other distribution, payment or delivery of property or cash to holders of its Capital Stock as such.

          "Documentation Agent" means First Union National Bank, in its capacity
           -------------------
as Documentation Agent for the Banks hereunder, and any successor to such agent.

          "Dollars" and "$" each mean lawful money of the United States.
           -------       -

          "Domestic Lending Office" shall have the meaning provided in the
           -----------------------
definition of "Lending Office".
               --------------

          "Effective Date" has the meaning specified in Section 11.15.
           --------------                               -------------

          "Eligible Assignee" means and includes a commercial bank, financial
           -----------------
institution or other "accredited investor" (as defined in Regulation D of the Securities Act of 1933).

          "Environmental Claim" means any and all administrative, regulatory or
           -------------------
judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any violation of, or liability under, any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (i) any and all Claims by governmental
-------
or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" means the Comprehensive Environmental Response,
           -----------------
Compensation and Liability Act, any so-called "Superfund" or any other applicable Federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree, as now or at any time hereafter in effect, regulating, relating to, or imposing liability concerning the environment, the impact of the environment on human health, or any hazardous or toxic waste, substance or material or pollutant or contaminant.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
the rules and regulations promulgated thereunder as from time to time in effect.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) under common control with any Nexstar Entity within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) for purposes of provisions relating to Sections 412, 414(t)(2) and 4971 of the Code).

          "ERISA Event" means (i) a Reportable Event with respect to a Pension
           -----------
Plan or a Multiemployer Plan which could reasonably be expected to result in a material liability to any Nexstar Entity; (ii) a withdrawal by any Nexstar Entity or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA where such withdrawal or cessation could reasonably be expected to result in a material liability to any Nexstar Entity; (iii) a complete or partial withdrawal by any Nexstar Entity or any ERISA Affiliate from a Multiemployer Plan which could reasonably be expected to result in a material liability to any Nexstar Entity or notification that a Multiemployer Plan is insolvent or in reorganization; (iv) the filing of a notice of intent to terminate other than under a standard termination pursuant to Section 4041(b) of ERISA where such standard termination or the process of affecting such standard termination will not result in a material liability to any Nexstar Entity or an ERISA Affiliate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (v) a failure by any Nexstar Entity or any ERISA Affiliate to make required contributions to a Pension Plan, Multiemployer Plan or other Plan subject to
Section 412 of the Code; (vi) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (vii) the imposition of any material liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Nexstar Entity or any ERISA Affiliate; or (viii) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Plan.

          "Eurocurrency Reserve Requirements" means, for any day as applied to a
           ---------------------------------
Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, marginal, special, supplemental, or emergency reserves) under any regulations issued from time to time by the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirements shall reflect any other reserves required to be maintained by such member banks with respect to
(i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Requirements.

          "Eurodollar Base Rate" means, for any Eurodollar Loan for any Interest
           --------------------
Period therefor to be determined on any Interest Rate Determination Date, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Base Rate" shall mean, for any Eurodollar Loan
                     --------------------
for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided that if more than
                                                      --------
one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

          "Eurodollar Lending Office" shall have the meaning provided in the
           -------------------------
definition of "Lending Office".
               --------------

          "Eurodollar Loan" means any Loan that bears interest rate computed on
           ---------------
the basis of the Eurodollar Rate.

          "Eurodollar Rate" means, with respect to each day during each Interest
           ---------------
Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100/th/ of 1%):

                             Eurodollar Base Rate
                   -----------------------------------------
                   1.00 - Eurocurrency Reserve Requirements.

          "Event of Default" means any of the events or circumstances specified
           ----------------
in Section 9.01.
   ------------

          "Exchange Note Indenture" has the meaning provided in the Bridge Loan
           -----------------------
Agreement.

          "Excess Cash Flow" means for any Person for any period,
           ----------------

          (a) the sum for such period of (i) Net Income; plus (ii) Consolidated
                                                         ----
Amortization Expense and Consolidated Depreciation Expense, in each case to the extent deducted in determining such Net Income; plus (iii) non-cash charges, to
                                                ----
the extent deducted in determining such Net Income; less
                                                    ----

          (b) the sum for such period of (i) Capital Expenditures made by such Person and its consolidated Subsidiaries and payments accrued or becoming due and payable during such period (without duplication) by such Person and its consolidated Subsidiaries in respect of Film Obligations; plus (ii) (A) Adjusted
                                                          ----
Working Capital of such Person as determined on the last day of such period minus (B) Adjusted Working Capital of such Person as determined on the
-----
first day of such period; plus (iii) regularly scheduled payments of principal
                          ----
and voluntary prepayments of principal of (x) Term Loans, (y) to the extent accompanied by a Commitment reduction, Revolving Loans and (z) other Indebtedness, by such Person and its consolidated Subsidiaries, to the extent not prohibited hereunder; plus (iv) all Restricted Payments paid by such Person
                          ----
or any of its consolidated Subsidiaries (other than to such Person or any such Subsidiary) pursuant to Section 8.10; plus (v) all non-cash revenues and gains,
                        ------------  ----
to the extent included in determining such Net Income; plus (vi) gains realized
                                                       ----
in respect of Dispositions, to the extent included in determining such Net
Income.

          "Excluded Interest" means (i) an amount equal to the amount of
           -----------------
interest (or a specified portion of the amount of interest) accruing, or to accrue, on Permitted Borrower Subordinated Indebtedness during the six month period after the issuance or incurrence thereof and which the Borrower agrees in writing with the holders of such Permitted Borrower Subordinated Indebtedness (so long as the Borrower notifies the Administrative Agent of such agreement), or agrees with the Administrative Agent for the benefit of the Banks, to escrow with a third party and to use such escrowed amounts to pay accrued interest on the Permitted Borrower Subordinated Indebtedness or (ii) any amount of such interest paid out of any such escrowed amount.

          "Existing Bastet/Mission Credit Agreement" means that certain Amended
           ----------------------------------------
and Restated Credit Agreement dated as of June 1, 1999, among Bastet and Mission, as borrowers, the financial institutions from time to time parties thereto and NationsBank, N.A., as the administrative agent, NationsBank, N.A. and Bank of America Savings and Trust Association, as the issuing banks, First Union National Bank, as the syndication agent, and Bank Boston, N.A., as the documentation agent, as amended.

          "Existing Credit Agreement" means that certain Second Amended and
           -------------------------
Restated Credit Agreement dated as of June 1, 1999, among the Ultimate Parent, the other Nexstar Entities parties thereto, the several financial institutions parties thereto, NationsBank, N.A., as the administrative agent, NationsBank, N.A. and Bank of America National Trust and Savings Association, as the issuing banks, First Union National Bank, as the syndication agent, and Bank Boston, N.A., as the documentation agent, as amended.

          "Facility Percentage" means, as to any Bank at any time, the sum of
           -------------------
(i) such Bank's Revolving Facility Percentage plus (ii) such Bank's Term
                                              ----
Facility Percentage.

          "FCC" means the Federal Communications Commission.
           ---

          "FCC License" has the meaning provided in Section 6.16.
           -----------                              ------------

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds
            ---------
(Effective)." If on any relevant day the appropriate rate for such previous day is not yet published in H.15(519), the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight federal funds arranged prior to 9:00 a.m. (New

York City time) on that day by each of three leading brokers of federal funds transactions in New York City selected by the Administrative Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System or any successor thereto.

          "Film Cash Payments" means, for any period for any Person, the sum
           ------------------
(determined on a consolidated basis and without duplication) of all payments by such Person and its Subsidiaries accrued or becoming due and payable during such period (without duplication) in respect of Film Obligations; provided that
                                                             --------
amounts applied to the prepayment of Film Obligations owing under Prepayable Film Contracts shall not be deemed to be Film Cash Payments.

          "Film Obligations" means obligations in respect of the purchase, use,
           ----------------
license or acquisition of programs, programming materials, films, and similar assets used in connection with the business and operations of the Borrower and its Subsidiaries.

          "Fiscal Quarter" means each of the following quarterly periods: (i)
           --------------
January 1 of each calendar year through and including March 31 of each calendar year, (ii) April 1 of each calendar year through and including June 30 of each calendar year, (iii) July 1 of each calendar year through and including September 30 of each calendar year and (iv) October 1 through and including December 31 of each calendar year.

          "Fiscal Year" means a calendar year.
           -----------

          "Form W-8BEN" has the meaning specified in Section 4.01(e)(i).
           -----------                               ------------------

          "Form W-8ECI" has the meaning specified in Section 4.01(e)(i).
           -----------                               ------------------

          "Former Major Network Affiliate" at any time means any Station that,
           ------------------------------
at such time, is not subject to a Network Affiliation Agreement with a Major Television Network, if either (i) such Station is subject to a Network Affiliation Agreement with a Major Television Network on the Effective Date, or
(ii) if such Station is not a Station on the Effective Date, then such Station was subject to a Network Affiliation Agreement with a Major Television Network on the date it became a Station; provided that, for purposes of this definition
                                 --------
and Section 9.01(n), two or more Stations that substantially simulcast the same
    ---------------
programming will be deemed to be a single Station so long as they do so.

          "GAAP" means generally accepted accounting principles set forth from
           ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, any central bank (or similar monetary, taxing, or regulatory authority) thereof or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

          "Guarantor" means each Credit Party which is a party to a Guaranty
           ---------
Agreement.

          "Guaranty Agreements" means the collective reference to each Parent
           -------------------
Guaranty Agreement, the Bastet/Mission Guaranty of Nexstar Obligations, the Nexstar Guaranty of Bastet/Mission Obligations, the Subsidiary Guaranty Agreement, each Guaranty Supplement to each of the foregoing and any other agreement executed and delivered to the Administrative Agent guaranteeing any of the Obligations, and any and all amendments, modifications, restatements, extensions, increases, rearrangements and/or substitutions of any of the foregoing.

          "Guaranty Obligation" means, as applied to any Person, any direct or
           -------------------
indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of
                                                     -------------------
another Person (the "primary obligor"), including any obligation of that Person,
                     ---------------
whether or not contingent, without duplication (i) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor; (ii) to advance or provide funds (x) for the payment or discharge of any such primary obligation, or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof; in each case, including arrangements ("non-recourse guaranty arrangements") wherein the rights and
               ----------------------------------
remedies of the holder of the primary obligation are limited to repossession or sale of certain property of such Person. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made (or if less, the stated or determinable amount of such Guaranty Obligation) or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof; provided that the amount of any non-recourse guaranty arrangement shall
         --------
not be deemed to exceed the fair value of the property which may be repossessed or sold by the holder of the primary obligation in question.

          "Guaranty Supplements" means the collective reference to each of the
           --------------------
Guaranty Supplements which are attached to each of the Guaranty Agreements as Annex A to each such Guaranty Agreement.

          "Hazardous Material" means and includes (i) any asbestos, urea-
           ------------------
formaldehyde, PCBs or dioxins or insulation or other material composed of or containing asbestos, PCBs or dioxins, (ii) crude oil, any fraction thereof, and any petroleum product, (iii) any natural gas, natural gas liquids, liquefied natural gas or other natural gas product or synthetic gas, and (iv) any hazardous or toxic waste, substance or material or pollutant or contaminant defined as such in (or for purposes of), or that may result in the imposition of liability under, any Environmental Law.

          "Holding Company" means (i) the New Holding Company, if the New
           ---------------
Holding Company owns 100% of the Capital Stock of Nexstar Finance Holdings, or
(ii) Nexstar Finance Holdings in any other event.

          "Holdings Subordinated Convertible Promissory Note" means an
           -------------------------------------------------
unsecured, subordinated promissory note of Nexstar Finance Holdings that is convertible into common equity of Nexstar Finance Holdings on substantially the same terms as a Borrower Subordinated Convertible Promissory Note is convertible into common equity of the Borrower and that is otherwise in form and substance reasonably acceptable to the Administrative Agent.

          "Incremental Commitment Fee" has the meaning specified in Section
           --------------------------                               -------
2.16(a).
-------

          "Incremental Facility" means an aggregation of Incremental Revolving
           --------------------
Commitments or Incremental Term Commitments, as the case may be, of one or more Banks which are made available to the Borrower and become effective on the same date, pursuant to the same Incremental Loan Amendment.

          "Incremental Loan" means any Incremental Revolving Loan and/or
           ----------------
Incremental Term Loan advanced by a Bank pursuant to Sections 2.01(c) and
                                                     ----------------
Section 2.03.
------------

          "Incremental Loan Amendment" has the meaning set forth in Section
           --------------------------                               -------
2.01(c)(i).
----------

          "Incremental Margin" has the meaning specified in Section 2.16(a).
           ------------------                               ---------------

          "Incremental Revolving Bank" means each Bank that has an Incremental
           --------------------------
Revolving Commitment or that is a holder of an Incremental Revolving Loan.

          "Incremental Revolving Commitment" has the meaning set forth in
           --------------------------------
Section 2.16(a).
---------------

          "Incremental Revolving Loan" has the meaning set forth in Section
           --------------------------                               -------
2.01(c)(i).
----------

          "Incremental Term Bank" means each Bank that has an Incremental Term
           ---------------------
Commitment or that is the holder of an Incremental Term Loan.

          "Incremental Term Commitment" has the meaning set forth in Section
           ---------------------------                               -------
2.16(a).
-------

          "Incremental Term Loan" has the meaning set forth in Section
           ---------------------                               -------
2.01(c)(i).
----------

          "Incremental Upfront Fee"  has the meaning specified in Section
           -----------------------                                -------
2.16(a).
-------

          "Indebtedness" of any Person means, without duplication, (i) all
           ------------
indebtedness for borrowed money; (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than (x) trade payables entered into in the ordinary course of business pursuant to ordinary terms and (y) ordinary course purchase price adjustments); (iii) all reimbursement or payment obligations with respect to letters of credit or non-contingent reimbursement or payment obligations with respect to bankers' acceptances, surety bonds and similar documents; (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (v) all indebtedness created or arising under any conditional sale or other title retention agreement or sales of accounts receivable, in any such case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (vi) all Capital Lease Obligations; (vii) all net obligations with respect to Interest Rate Protection Agreements; (viii) Disqualified Stock; (ix) all indebtedness referred to in clauses (i) through (viii) above secured by (or
                                -----------         ------
for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (in which event the amount thereof shall not be deemed to exceed the fair value of such property); and (x) all Guaranty Obligations in respect of obligations of the kinds referred to in clauses (i) through (ix) above.
                     -----------         ----

          "Indemnified Liabilities" has the meaning provided in Section 11.05.
           -----------------------                              -------------

          "Indemnified Person" has the meaning provided in Section 11.05.
           ------------------                              -------------

          "Initial Borrowing Date" means the date, occurring on the Effective
           ----------------------
Date, on which the initial Credit Event occurs.

          "Insolvency Proceeding" means (i) any case, action or proceeding
           ---------------------
before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally; in each case undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code.

          "Intellectual Property" has the meaning provided in Section 6.09.
           ---------------------                              ------------

          "Interest Payment Date" means (i) with respect to any Base Rate Loan,
           ---------------------
the last Business Day of each calendar quarter and the Maturity Date, (ii) with respect to any Eurodollar Loan, the last day of each Interest Period applicable to such Eurodollar Loan and the date such Eurodollar Loan is repaid or prepaid; provided, however, that if any Interest Period for any Eurodollar Loan exceeds
--------
three months, then the date which falls three months after the beginning of such Interest Period or, if applicable, at the end of any three month interval thereafter shall also be an "Interest Payment Date".
                             ---------------------

          "Interest Period" means, in relation to any Eurodollar Loan, the
           ---------------
period commencing on the applicable Borrowing Date or any Conversion Date or Continuation Date with respect thereto and ending on the date one, two, three or six months thereafter (or, nine or twelve months thereafter upon the request of the Borrower and the consent of each Bank, which shall not be unreasonably withheld, if loans of such duration are generally available in the London interbank Eurodollar market), as selected or deemed selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:
                                                              --------

               (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month which is one, two, three, six, nine or twelve months, as the case may be, after the calendar month in which such Interest Period began; and

               (iii) no Interest Period for any Loan shall extend beyond the Maturity Date.

          "Interest Rate Determination Date" means each date for calculating the
           --------------------------------
Eurodollar Base Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period.

          "Interest Rate Protection Agreement" means an interest rate swap, cap,
           ----------------------------------
collar or similar arrangement entered into to hedge interest rate risk (and not for speculative purposes).

          "Issuing Bank" means Bank of America or any Affiliate thereof, in its
           ------------
capacity as issuer of one or more Letters of Credit hereunder.

          "Joinder to Pledge and Security Agreement" means a supplement to the
           ----------------------------------------
Pledge and Security Agreement in the form of Annex B thereto, whereby a Nexstar Entity becomes a party to, and assumes all obligations of, a pledgor under the Pledge and Security Agreement.

          "Joinder to Security Agreement" means a supplement to the Security
           -----------------------------
Agreement in the form of Annex C thereto, whereby a Nexstar Entity becomes a party to, and assumes all obligations of, a grantor under the Security Agreement.

          "Joint Sales Agreement" means an agreement for the sale of commercial
           ---------------------
or advertising time or any similar arrangement pursuant to which a Person obtains the right to (i) sell at least a majority of the time for commercial spot announcements, and/or resell to advertisers such time on, (ii) provide the sales staff for the sale of the advertising time or the collection of accounts receivable with respect to commercial advertisements broadcast on, (iii) set the rates for advertising on and/or (iv) provide the advertising material for broadcast on, a television broadcast station the FCC License of which is held by a Person other than an Affiliate of such Person.

          "Lead Arranger and Book Manager" means Bank of America Securities LLC,
           ------------------------------
in its capacity as Lead Arranger and Book Manager.

          "Leasehold" of any Person means all of the right, title and interest
           ---------
of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Lending Office" means, with respect to any Bank, the office or
           --------------
offices of such Bank specified as its "Lending Office", "Domestic Lending
                                       --------------    ----------------
Office" or "Eurodollar Lending Office", as the case may be, on Schedule 1.01(a)
------      -------------------------                          ----------------
hereto, or such other office or offices of the Bank as it may from time to time notify the Borrower and the Administrative Agent.

          "Letter of Credit" means any letter of credit issued (or deemed
           ----------------
issued) by the Issuing Bank pursuant to Article III.
                                        -----------

          "Letter of Credit Amendment Application" means an application form for
           --------------------------------------
amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use by the Issuing Bank, as the Issuing Bank shall request.

          "Letter of Credit Application" means an application form for issuances
           ----------------------------
of standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "Letter of Credit Borrowing" means an extension of credit resulting
           --------------------------
from a drawing under any Letter of Credit which shall not have been reimbursed on the Disbursement Date of such draw.

          "Letter of Credit Commitment" means the agreement of the Issuing Bank
           ---------------------------
to issue Letters of Credit subject and pursuant to the terms and conditions of this Agreement; provided that the sum of all the Letter of Credit Obligations on
                --------
any date outstanding may not exceed the lesser of (i) the Aggregate Revolving Commitment on such date and (ii) $30,000,000.

          "Letter of Credit Obligations" means, at any time, the sum of (i) the
           ----------------------------
aggregate undrawn amount of all Letters of Credit then outstanding, plus (ii)
                                                                    ----
the aggregate amount of all unpaid Reimbursement Obligations.

          "Letter of Credit Related Documents" means all Letters of Credit,
           ----------------------------------
Letter of Credit Applications, Letter of Credit Amendment Applications and any other document relating to any Letter of Credit, including the Issuing Bank's standard form documents for letter of credit issuances, as any of the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

          "Level" means, as of any date of determination, the applicable Level
           -----
set forth below which is then in effect, as determined in accordance with the following provisions of this definition. On the Initial Borrowing Date and continuing through and including the day immediately preceding the first Adjustment Date occurring after September 30, 2001, the Level for purposes of calculating the Applicable Margin shall be deemed to be Level VI and for each period thereafter beginning on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the Level for purposes of calculating the Applicable Margin shall be the applicable Level set forth below opposite the Consolidated Total Leverage Ratio determined as at the end of the last Fiscal Quarter ended prior to the first day of such period. If by any Adjustment Date, the Borrower has failed to deliver a Compliance Certificate for the then most recently completed Fiscal Quarter, the Applicable Margin for the next succeeding period commencing on such Adjustment Date and ending on the second Business

Day after such Compliance Certificate is actually delivered shall be computed as if the Consolidated Total Leverage Ratio were at Level VI.

                                 Before a Qualified Issuance
     ============================================================================
      Level                  Consolidated Total Leverage Ratio
     ============================================================================
        I       Less than or equal to 3.50 to 1.00
     ----------------------------------------------------------------------------
       II       Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00
     ----------------------------------------------------------------------------
      III       Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00
     ----------------------------------------------------------------------------
       IV       Greater than 4.50 to 1.00 but less than or equal to 5.00 to 1.00
     ----------------------------------------------------------------------------
        V       Greater than 5.00 to 1.00 but less than or equal to 5.50 to 1.00
     ----------------------------------------------------------------------------
       VI       Greater than 5.50 to 1.00
     ----------------------------------------------------------------------------

                                After a Qualified Issuance
     ============================================================================
         Level               Consolidated Total Leverage Ratio
     ============================================================================
          I     Less than or equal to 4.50 to 1.00
     ----------------------------------------------------------------------------
         II     Greater than 4.50 to 1.00 but less than or equal to 5.00 to 1.00
     ----------------------------------------------------------------------------
         III    Greater than 5.00 to 1.00 but less than or equal to 5.50 to 1.00
     ----------------------------------------------------------------------------
         IV     Greater than 5.50 to 1.00 but less than or equal to 6.00 to 1.00
     ----------------------------------------------------------------------------
          V     Greater than 6.00 to 1.00 but less than or equal to 6.50 to 1.00
     ----------------------------------------------------------------------------
         VI     Greater than 6.50 to 1.00
     ----------------------------------------------------------------------------



          "Leverage Ratio Determination Date" means the last day of the most
           ---------------------------------
recent Fiscal Quarter for which financial statements have been or were required to have been delivered pursuant to Section 7.01(a) or (b).
                                   ---------------    ---

          "License" means any authorization, permit, consent, franchise,
           -------
ordinance, registration, certificate, license, agreement or other right filed with, granted by or entered into with a Governmental Authority or other Person which permits or authorizes the use of an electromagnetic transmission frequency or the construction or operation of a broadcast television station system or any part thereof or any other authorization, permit, consent, franchise, ordinance, registration, certificate, license, agreement or other right filed with, granted by or entered into with a Governmental Authority or other Person which is necessary for the lawful conduct of the business of constructing or operating a broadcast television station.

          "Lien" means, with respect to any property or asset (or any revenues,
           ----
income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise), (i) any mortgage, lien, security interest, pledge, attachment, levy or other charge or encumbrance of any kind thereupon or in respect thereof or (ii) any other arrangement under which the same is transferred, sequestered or otherwise identified with the intention of subjecting the same to, or making the same available for, the payment or performance of any liability in priority to the payment of the ordinary, unsecured creditors of such Person. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

          "Loan" means any extension of credit made by any Bank pursuant to this
           ----
Agreement.

          "Loan Documents" means this Agreement, all Guaranty Agreements, all
           --------------
Security Documents, all Letter of Credit Related Documents, the ABRY Capital Contribution Agreements, any notes executed and delivered pursuant to Section
                                                                      -------
2.02(b), any Interest Rate Protection Agreement with any Bank or any Affiliate
-------
of any Bank, any other subordination agreement entered into with any Person with respect to the Obligations, all agreements between any Person and any Bank respecting fees payable in connection with this Agreement, any Incremental Loan or any other Loan Document and all other written agreements, documents, instruments and certificates now or hereafter executed and delivered by any Credit Party or any other Person to or for the benefit of the Administrative Agent, any Bank or any Affiliate of any Bank pursuant to or in connection with any of the foregoing, and any and all amendments, increases, supplements and other modifications thereof and all renewals, extensions, restatements, rearrangements and/or substitutions from time to time of all or any part of the foregoing.

          "Loan Year" means, as applicable, the following periods of time (each,
           ---------
a "Loan Year") occurring during the term of this Agreement:
   ---------

          ---------------------------------------------------------
           Loan Year                    Period of Time
          ---------------------------------------------------------
           Loan Year 1                  Effective Date through and
                                        including March 31, 2002
          ---------------------------------------------------------
           Loan Year 2                  April 1, 2002 through and
                                        including March 31, 2003
          ---------------------------------------------------------
           Loan Year 3                  April 1, 2003 through and
                                        including March 31, 2004
          ---------------------------------------------------------
           Loan Year 4                  April 1, 2004 through and
                                        including March 31, 2005
          ---------------------------------------------------------
           Loan Year 5                  April 1, 2005 through and
                                        including March 31, 2006
          ---------------------------------------------------------

          ---------------------------------------------------------
           Loan Year 6                  April 1, 2006 through and
                                        including the Stated
                                        Maturity Date
          ---------------------------------------------------------

          "Local Marketing Agreement" means a local marketing arrangement, time
           -------------------------
brokerage agreement, management agreement or similar arrangement pursuant to which a Person, subject to customary preemption rights and other limitations, obtains the right to exhibit programming and sell advertising time during more than fifteen percent (15%) of the air time of a television broadcast station licensed to another Person.

          "Major Television Network" means any of ABC, Inc., National
           ------------------------
broadcasting Company, Inc., CBS, Inc., FOX Television Network, or any other levision network which produces and makes available more than 15 hours of weekly prime time television programming.

          "Majority Banks" means, at any time, (i) Banks whose respective
           --------------
Facility Percentages aggregate more than 50% and (ii) Bastet/Mission Banks (whether or not also Banks) whose respective Bastet/Mission Facility Percentages aggregate more than 50%.

          "Management Agreement" has the meaning provided in Section 8.06(c).
           --------------------                              ---------------

          "Management Loan" shall mean loans, not to exceed $3,000,000 in
           ---------------
aggregate principal amount, made by Bank of America in its individual capacity to Sook, the proceeds of which loans that have been made were, and loans which may be made will be, used by Sook in part to invest in the Ultimate Parent or to pay interest on any such loan.

          "Management Loan Guaranty" has the meaning provided in Section
           ------------------------                              -------
8.05(j).

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
Regulation T, U or X of the Federal Reserve Board.

          "Material Adverse Effect" means, relative to any occurrence of
           -----------------------
whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), a material adverse effect on the operations, business, assets, properties, condition (financial or otherwise) or prospects of (i) the Nexstar Entities taken as a whole, (ii) the ability of any Credit Party to perform its obligations under the Loan Documents to which it is a party or (iii) the validity or enforceability of this Agreement or any other Loan Document or the rights and remedies of the Administrative Agent or the Banks under this Agreement or any of the other Loan Documents.

          "Maturity Date" means the earlier of (i) the Stated Maturity Date and
           -------------
(ii) the date on which the Revolving Loans and/or the Term Loans become due and payable in full pursuant to acceleration or otherwise.

          "Maximum Incremental Amount" means $100,000,000.
           --------------------------

          "Measurement Period" means, with respect to any date, the most
           ------------------
recently ended four consecutive Fiscal Quarter period for which financial statements have been or were required to have been delivered to the Administrative Agent pursuant to Section 7.01(a)
                                                               ---------------
or (b) prior to such date.
   ---

          "Midwest Acquisition" means the acquisition of the FCC licenses for
           -------------------
television stations WCIA, WCFN and WMBD and certain related assets pursuant to the Midwest Acquisition Documents.

          "Midwest Acquisition Documents" means Asset Purchase Agreement by and
           -----------------------------
among Nexstar Broadcasting of Champaign, L.L.C., Nexstar Broadcasting of Peoria, L.L.C., Midwest Television, Inc., MWT-N, LLC and MWT-D, LLC, dated as of July 12, 1999, and each document delivered pursuant thereto or in connection therewith.

          "Mission" has the meaning provided in Section 5.02(a).
           -------                              ---------------

          "Moody's" means Moody's Investors Service, Inc., and its successors.
           -------

          "Mortgage Policies" mean the Mortgage Policies under, and as defined
           -----------------
in, the Existing Credit Agreement.

          "Mortgaged Properties" mean all Real Property owned or leased by any
           --------------------
Nexstar Entity listed on Schedule 6.09 and designated as "Mortgaged Properties"
                         -------------                    --------------------
therein.

          "Mortgages" mean all Mortgages (as defined in the Existing Credit
           ---------
Agreement) granted by certain of the Nexstar Entities pursuant to the Existing Credit Agreement (or any predecessor credit agreement which was amended and restated by the Existing Credit Agreement) and which have not been released prior to the Effective Date.

          "Multiemployer Plan" means a "multiemployer plan" (within the meaning
           ------------------
of Section 4001(a)(3) of ERISA) and to which any Nexstar Entity or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          "Net Cash Proceeds" means, in connection with any Disposition
           -----------------
(including any Sale and Leaseback Transaction), the cash proceeds (including any cash payments received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received in cash) of such Disposition net of (i) reasonable transaction costs (including any underwriting, brokerage or other selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith actually incurred and satisfactorily documented), (ii) required payments on Indebtedness permitted under Section 8.05 and which are not Restricted Payments
                             ------------
(other than payments due with respect to the Obligations), (iii) taxes estimated to be paid as a result of such Disposition (including Restricted Payments permitted under Section 8.10(d)) and (iv) any portion of such cash proceeds
                ---------------
which the Borrower determines in good faith should be reserved for post-closing adjustments or liabilities (to the extent that the Borrower delivers to the Administrative Agent a certificate signed by a Responsible Officer as to such determination), it being understood and agreed that on the day all such post-closing adjustments and liabilities have been determined, (x) the amount (if any) by which the reserved amount of the cash proceeds of such Disposition exceeds the actual post-closing adjustments or liabilities payable by any Nexstar Entity shall constitute Net Cash

Proceeds on such date and (y) the amount (if any) by which the actual post-closing adjustments or other liabilities payable by any Nexstar Entity exceeds the reserved amount of the cash proceeds of such Disposition on such date shall be credited against any subsequent Net Cash Proceeds that any Nexstar Entity is required to apply to prepay the Loans pursuant to Section 2.07(b).
                                                  ---------------

          "Net Debt Proceeds" means, with respect to the incurrence or issuance
           -----------------
of any Indebtedness by any Nexstar Entity, (i) the gross cash proceeds received in connection with such incurrence or issuance, as and when received, minus (ii)
                                                                      -----
all reasonable out-of-pocket transaction costs (including legal, investment banking or other fees and disbursements) associated therewith actually incurred (whether by such Nexstar Entity or an Affiliate thereof), satisfactorily documented and paid (whether on behalf of such Nexstar Entity or an Affiliate thereof) to any Person not an Affiliate of a Nexstar Entity.

          "Net Income" means, for any Measurement Period, the net income (or net
           ----------
loss) of a Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

          "Net Issuance Proceeds" means, with respect to the sale or issuance of
           ---------------------
Capital Stock, or any capital contribution to, any Nexstar Entity from a source other than a Nexstar Entity, (i) the gross cash proceeds received in connection with such sale or issuance or such capital contribution, as and when received minus (ii) all reasonable out-of-pocket transaction costs (including legal,
-----
investment banking or other fees and disbursements) associated therewith actually incurred (whether by such Nexstar Entity or an Affiliate thereof), satisfactorily documented and paid (whether on behalf of such Nexstar Entity or an Affiliate thereof) to any Person not an Affiliate of a Nexstar Entity.

          "Network Affiliation Agreements" means each agreement set forth on
           ------------------------------
Schedule 6.21 and each other agreement entered into by a Television Company with
-------------
any Major Television Network pursuant to which a Television Company and such Major Television Network agree to be affiliated and such Major Television Network agrees that such Television Company shall serve as that Major Television Network's primary outlet within any defined market for television programming provided by such Major Television Network for broadcast by its station affiliates.

          "New Holding Company" means a limited liability company formed
           -------------------
pursuant to Section 4.15 of the Bridge Loan Agreement, which is a Wholly-Owned
            ------------
Subsidiary of the Ultimate Parent.

          "Nexstar Entity" means the Ultimate Parent and any Person which is a
           --------------
direct or indirect Subsidiary of the Ultimate Parent.

          "Nexstar Finance Holdings" means Nexstar Finance Holdings, L.L.C., a
           ------------------------
Delaware limited liability company and a Nexstar Entity.

          "Nexstar Finance Holdings Bridge" has the meaning provided in Section
           -------------------------------                              -------
5.02(g).
-------

          "Nexstar Guaranty of Bastet/Mission Obligations" means that certain
           ----------------------------------------------
Guaranty Agreement, dated as of the Effective Date, executed and delivered by the Nexstar Entities in favor of the Bastet/Mission Banks, whereby the Nexstar Entities guaranty the obligations of the Bastet/Mission Entities under the Bastet/Mission Loan Documents.

          "Notice of Borrowing" means a notice given by the Borrower to the
           -------------------
Administrative Agent pursuant to Section 2.03(a), in substantially the form of
                                 ---------------
Exhibit E.
---------

          "Notice of Conversion/Continuation" means a notice given by the
           ---------------------------------
Borrower to the Administrative Agent pursuant to Section 2.04(b), in
                                                 ---------------
substantially the form of Exhibit F.
                          ---------

          "Obligations" means  the unpaid principal of and interest on
           -----------
(including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of any Credit Party to the Administrative Agent or to any Bank (or, in the case of any Interest Rate Protection Agreement, any Affiliate of any Bank), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, or any other document made, delivered or given in connection with any of the foregoing, whether on account of principal, interest, Guaranty Obligations, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Bank that are required to be paid by any Credit Party pursuant to any Loan Document) or otherwise.

          "OECD" means the Organization for Economic Cooperation and
           ----
Development.

          "Originating Bank" has the meaning provided in Section 11.07(d).
           ----------------                              ----------------

          "Other Taxes" has the meaning specified in Section 4.01(b).
           -----------                               ---------------

          "Parent Guarantor" means the Ultimate Parent and all Subsidiaries of
           ----------------
the Ultimate Parent other than the Borrower and the Subsidiary Guarantors.

          "Parent Guaranty Agreements" means the collective reference to (i) the
           --------------------------
Guaranty Agreement of the Ultimate Parent and Nexstar Finance Holdings, substantially in the form of Exhibit G-1, (ii) the Guaranty Agreement of the
                             -----------
direct Subsidiaries of the Ultimate Parent, substantially in the form of Exhibit
                                                                         -------
G-2 and (iii) the Guaranty Agreement of Nexstar Finance Holdings, Inc.,
---
substantially in  the form of Exhibit G-3, as each of the same may be amended,
                              -----------
supplemented and/or otherwise modified from time to time.

          "Parent Subordinated Convertible Promissory Note" means a promissory
           -----------------------------------------------
note of Nexstar Finance Holdings or the New Holding Company, payable to the order of a member of, or an Affiliate of a member of, the Ultimate Parent, substantially in the form of Exhibit H.
                             ---------

          "Participant" has the meaning specified in Section 11.07(d).
           -----------                               ----------------

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to any of its principal functions under ERISA.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of
           ------------
ERISA) subject to Title IV of ERISA which any Nexstar Entity or any ERISA Affiliate sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years, but excluding any Multiemployer Plan.

          "Permitted Affiliate Transactions" means (i) Restricted Payments
           --------------------------------
permitted by Section 8.10; (ii) payments described in clause (iii) of the
             ------------
definition of the term "Restricted Payment"; (iii) payments to ABRY Partners,
                        ------------------
LLC in respect of corporate overhead expenses of ABRY Partners, LLC in an aggregate amount not to exceed $50,000 in any Fiscal Year; (iv) payments of out-of-pocket expenses and transaction fees payable pursuant to the Management Agreement and incurred in connection with any purchase or acquisition of any Person or Station, or the entering into of any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement, pursuant to Section 8.04(b);
                                                              ---------------
(v) payments of management fees made pursuant to the Management Agreement, so long as all management fee payments made pursuant to the Management Agreement shall be in an amount not to exceed $75,000 per Station per Fiscal Year and $300,000 in the aggregate per Fiscal Year, in each case as the amount of such management fee amount may be increased annually based on the United States Department of Labor's Consumer's Price Index, and such payments of management fees may only be paid to the extent that no Default or Event of Default has occurred or would occur after giving effect thereto; (vi) transactions contemplated by the ABRY Capital Contribution Agreements; (vii) Indebtedness permitted under Section 8.05(m) and (o); and (viii) the Management Loan
                ---------------     ---
Guaranty.

          "Permitted Borrower Preferred Equity" means non-voting, preferred
           -----------------------------------
membership interests issued by the Borrower which (i) have no scheduled payments of cash Dividends due or payable thereon and no scheduled redemption or repurchase obligations with respect thereto until at least 365 days after the Stated Maturity Date, (ii) are not convertible, exchangeable or exercisable for any Indebtedness or any other Capital Stock (other than Capital Stock of the Ultimate Parent), (iii) are not redeemable at the option of the holder thereof until at least 365 days after the Stated Maturity Date, other than with respect to customary redemption rights with respect to (x) a change of control of the Borrower which constitutes a Change of Control with respect to this Agreement or
(y) an asset sale, subject in each case to the prior payment in full of the Obligations and customary subordination provisions for securities with substantially the same terms and conditions as the Permitted Borrower Preferred Equity and (iv) do not have any blockage rights, covenants or default or cross-default provisions that could accelerate the payment of dividends or liquidation preference rights.

          "Permitted Borrower Subordinated Indebtedness" means subordinated
           --------------------------------------------
Indebtedness of the Borrower having the following terms and conditions: (i) no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date which is at least 365 days after the Stated Maturity Date, other than in the event of (x) a default under such

Indebtedness, (y) a change of control of the Borrower which constitutes a Change of Control with respect to this Agreement or (z) an asset sale, subject in each case to the prior payment in full of the Obligations and the subordination provisions described in clause (v) below; (ii) the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall contain no (x) financial maintenance covenants or cross-default provisions other than cross-payment default and (y) no provisions limiting amendments to, or consents, waivers or other modifications with respect to, this Agreement or any other Loan Document; (iii) any other covenants, defaults and events of default contained in the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall not be more restrictive than those contained in this Agreement or the other Loan Documents and shall not conflict with or violate the covenants and Defaults and Events of Default contained in this Agreement or the other Loan Documents; (iv) no Liens or security interests on or in the assets or properties of any Nexstar Entity are granted (or may arise at any time) to secure the repayment such Indebtedness; and (v) such Indebtedness and any Guaranty Obligations of any Nexstar Entities are subordinated to the Obligations on terms customary for high yield debt securities with substantially the same terms and conditions as the Permitted Borrower Subordinated Indebtedness.

          "Permitted Borrower Unsecured Indebtedness" means unsecured
           -----------------------------------------
Indebtedness of the Borrower and/or its Subsidiaries to a Person other than a Nexstar Entity or an Affiliate of a Nexstar Entity, on terms and conditions reasonably acceptable to the Administrative Agent and the Majority Banks, such terms and conditions to include, but not be limited to: (i) such Indebtedness shall have a stated maturity date which is at least 365 days after the Stated Maturity Date, and shall not have any scheduled payments, prepayments or redemptions of principal at any time prior to the Stated Maturity Date; (ii) the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall contain no financial maintenance covenants or cross-default provisions and no provisions limiting amendments to, or consents, waivers or other modifications with respect to, this Agreement or any other Loan Document; and (iii) no Liens or security interests on or in the assets or properties of any Nexstar Entity are granted (or may arise at any time) to secure the repayment of such Indebtedness and no Guaranty Obligation of any other Nexstar Entity is granted for the payment or collection of such Indebtedness.

          "Permitted Holdings Preferred Equity" means non-voting, preferred
           -----------------------------------
membership interests issued by Nexstar Finance Holdings to ABRY/Nexstar, Inc., a Delaware corporation, 100% of the issued and outstanding Capital Stock of which is owned by ABRY L.P. II and ABRY L.P. III, on terms and conditions satisfactory to the Administrative Agent and the Majority Banks, including that such preferred membership interests may not (i) be convertible, exchangeable or exercisable for any Indebtedness or any other Capital Stock (other than Capital Stock of the Ultimate Parent), (ii) be redeemable at the option of the holder thereof, (iii) have any covenants, default or cross-default provisions or block rights or (iv) require the payment of any cash dividends or other cash distributions.

          "Permitted Holdings Unsecured Indebtedness" means unsecured
           -----------------------------------------
Indebtedness of Nexstar Finance Holdings having the following terms and conditions: (i) no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date which is at least 365 days after the Stated Maturity Date, other than in the event of (x) a default under such Indebtedness, (y) a change of control of Holdings which constitutes a Change of Control with respect to this Agreement or (z) an asset sale, subject in each case to the prior payment in full of the Obligations; (ii) the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall contain (x) no financial maintenance covenants, (y) no cross-default provisions other than cross-payment default and (z) no provisions limiting amendments to, or consents, waivers or other modifications with respect to, this Agreement or any other Loan Document;
(iii) any other covenants and defaults or events of default contained in the documents, instruments and other agreements pursuant to which such Indebtedness is issued or outstanding shall not be more restrictive than those contained in this Agreement or other Loan Documents and shall not conflict with or violate the covenants and Defaults or Events of Default contained in this Agreement or the other Loan Documents; (iv) no Liens or security interests on or in the assets or properties of any Nexstar Entity shall be granted (or may arise at any time) to secure the repayment of such Indebtedness; (v) such Indebtedness and any Guaranty Obligations of any Nexstar Entities are subordinated to the Obligations on terms customary for high yield debt securities with substantially the same terms and conditions as the Permitted Holdings Unsecured Indebtedness; and (vi) such Indebtedness has no scheduled payment of interest due or payable with respect thereto until after the fourth anniversary of the date hereof.

          "Permitted Liens" has the meaning provided in Section 8.02.
           ---------------                              ------------

          "Permitted Parent Preferred Equity" means non-voting, preferred
           ---------------------------------
membership interests issued by the Ultimate Parent, on terms and conditions reasonably acceptable to the Administrative Agent and the Majority Banks.

          "Permitted Permanent Holdings Preferred Equity" means non-voting,
           ---------------------------------------------
preferred membership interests issued by Nexstar Finance Holdings which (i) have no scheduled payments of cash Dividends due or payable thereon and no scheduled redemption or repurchase obligations with respect thereto until at least 365 days after the Stated Maturity Date, (ii) are not convertible, exchangeable or exercisable for any Indebtedness or any other Capital Stock (other than Capital Stock of the Ultimate Parent), (iii) are not redeemable at the option of the holder thereof until at least 365 days after the Stated Maturity Date, other than with respect to customary redemption rights with respect to (x) a change of control of Holdings which constitutes a Change of Control with respect to this Agreement or (y) an asset sale, subject in each case to the prior payment in full of the Obligations and customary subordination provisions for securities with substantially the same terms and conditions as the Permitted Permanent Holdings Preferred Equity and (iv) do not have any blockage rights, covenants or default or cross-default provisions that could accelerate the payment of dividends or liquidation preference rights.

          "Permitted Seller Subordinated Indebtedness" means subordinated
           ------------------------------------------
Indebtedness of the Borrower and/or its Subsidiaries incurred in connection with a purchase or acquisition permitted under Section 8.04(b) and owed to a seller
                                          ---------------
thereof or other party thereto as partial or full consideration therefor, on terms and conditions reasonably acceptable to the Administrative Agent and the Majority Banks.

          "Person" means any natural person, corporation, firm, trust,
           ------
partnership, business trust, association, government, governmental agency or authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of
           ----
ERISA) which any Nexstar Entity or any ERISA Affiliate sponsors or maintains or to which any Nexstar Entity or any ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan or Multiemployer Plan.

          "Pledge and Security Agreement" means the Pledge and Security
           -----------------------------
Agreement, in substantially the form of Exhibit I, pursuant to which each Credit
                                        ---------
Party has pledged or collaterally assigned 100% of the Capital Stock of each of its Subsidiaries, and any intercompany notes held by it.

          "Pledged Collateral" has the meaning provided in the Pledge and
           ------------------
Security Agreement.

          "Pledged Entity" means each "Pledged Partnership" and each "Pledged
           --------------              -------------------            -------
Limited Liability Company" as these terms are defined in the Pledge and Security
-------------------------
Agreement.

          "Prepayable Film Contract" means a contract evidencing a Film
           ------------------------
Obligation in which the amount owed by a Person or any of its Subsidiaries under such contract exceeds the remaining value of such contract to such Person or such Subsidiary, as reasonably determined by such Person.

          "Pro Forma Basis" means, with respect to any calculation to be made on
           ---------------
such basis (including calculations to be made with respect to Section 8.09) to
                                                              ------------
determine compliance with any provision of this Agreement on such basis or to prepare any financial statements or financial projections to be prepared on such basis, such calculation being made as of a specified date and/or for the applicable Measurement Period relating to such specified date (or other specified period or date as required in connection with such calculation) or such financial statements or financial projections being prepared (in accordance with GAAP) using the financial information of the specified date and/or the applicable Measurement Period relating to such specified date (or other specified period or date as required in connection with such preparation), after giving effect to the relevant transactions the effect of which is required to be given as stated herein (and all financial statement effects arising therefrom) as if such transaction occurred on the first day of such applicable Measurement Period or other specified period or on the date being tested (as applicable) as required in connection with such calculation or preparation of financial statements or projections (the "Test Period"). Any calculation or preparation
                                -----------
pursuant to the foregoing shall be made in good faith by the Borrower and shall be set forth in an officer's certificate furnished to the Banks showing such calculation (and the methodology used) in reasonable detail (with supporting schedules as to the results of operations of the assets acquired or Disposed
of), which calculation or preparation and methodology shall be reasonably satisfactory to the Administrative Agent.

          "Pro Forma Compliance Certificate" means, for any Person, a Compliance
           --------------------------------
Certificate with respect to the Consolidated Senior Leverage Ratio and the Consolidated Total

Leverage Ratio, prepared on a Pro Forma Basis with respect to the relevant proposed transaction for which such Pro Forma Compliance Certificate is required to be delivered and any other transactions relating thereto certifying and demonstrating that no Default or Event of Default exists both before and after giving effect to such proposed transactions.

                  "Pro Forma Debt Service of Borrower" means, as of any date,
                   ----------------------------------
all scheduled payments of principal of and interest and dividends on Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than Excluded Interest and Indebtedness evidenced by Borrower Subordinated Convertible Promissory Notes) and Capital Leases of the Borrower and its Subsidiaries that must be paid in cash during the next four full Fiscal Quarters as of the last day of any applicable Measurement Period, excluding payments of principal of Revolving Loans due on the Maturity Date.

                  "Pro Forma Debt Service of Holdings" means, as of any date,
                   ----------------------------------
all scheduled payments of principal of and interest on (to the extent such interest is part of Consolidated Cash Interest Expense of Nexstar Finance Holdings at the time it accrues or accrued), as applicable, Permitted Holdings Unsecured Indebtedness and the Nexstar Finance Holdings Bridge (excluding the scheduled principal payment of the Nexstar Finance Holdings Bridge due on January 12, 2002) that must be paid in cash during the next four full Fiscal Quarters as of the last day of any applicable Measurement Period.

                  "Pro Forma Debt Service Ratio" means, on any date, the ratio
                   ----------------------------
of (i) the Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the applicable Measurement Period relating to such date, to (ii) the Pro
                                                             --
Forma Debt Service of the Borrower, plus the Pro Forma Debt Service of Holdings
                                    ----
as of the last day of such Measurement Period.

                  "Qualified Issuance" means the issuance of Indebtedness and/or
                   ------------------
Capital Stock comprised solely of Permitted Holdings Unsecured Indebtedness, Permitted Borrower Subordinated Indebtedness, Permitted Parent Preferred Equity, Permitted Permanent Holdings Preferred Equity and/or Permitted Borrower Preferred Equity, in aggregate amounts such that (i) immediately after giving effect thereto, the Consolidated Senior Leverage Ratio, on a Pro Forma Basis, is not greater than 4.00 to 1.00 and (ii) both before and after giving effect to such issuances, the Borrower is otherwise in compliance with Section 8.09 and is
                                                             ------------
in compliance with all of the other the terms and conditions of this Agreement and the other Loan Documents.

                  "Real Property" means, with respect to any Person, all of the
                   -------------
right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recovery Event" means the receipt by any Nexstar Entity of
                   --------------
any insurance cash proceeds payable by reason of theft, loss, physical destruction, condemnation or damage or any other similar event with respect to any property or assets of any Nexstar Entity.

                  "Reference Rate" means the rate of interest publicly announced
                   --------------
from time to time by Bank of America in Dallas, Texas as its "reference rate".
                                                              --------------
It is a rate set by Bank of America based upon various factors, including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in the Reference Rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Reimbursement and Contribution Agreements" shall mean those
                   -----------------------------------------
certain Reimbursement and Contribution Agreements, each in form, scope and substance satisfactory to the Administrative Agent and the Banks, entered into by various Credit Parties as more fully set forth in Section 5.01(o) with
                                                     ---------------
respect to certain reimbursement and contribution rights and obligations among such Credit Parties in respect of their respective Guaranty Obligations under the Guaranty Agreements.

                  "Reimbursement Obligations" means the obligation of the
                   -------------------------
Borrower to reimburse the Issuing Bank, pursuant to Section 3.03, for amounts
                                                    ------------
drawn under Letters of Credit.

                  "Reinvestment Assets" means any assets owned by and to be
                   -------------------
employed in the business of the Borrower and its Subsidiaries as described in
Section 8.01.
------------
                  "Reinvestment Election" has the meaning provided in Section
                   ---------------------                              -------
2.07(b)(i).
----------

                  "Reinvestment Notice" means a written notice signed by a
                   -------------------
Responsible Officer of the Borrower stating that the Borrower in good faith, intends and expects to use, or to cause a Subsidiary of the Borrower to use, all or a specified portion of the Net Cash Proceeds of a Disposition to purchase, construct or otherwise acquire Reinvestment Assets.

                  "Reinvestment Period" means the period commencing on the date
                   -------------------
of any Disposition and terminating on the date which is 365 days after such Disposition.

                  "Reinvestment Prepayment Amount" means, with respect to any
                   ------------------------------
Reinvestment Election, the amount, if any, on the Reinvestment Prepayment Date relating thereto by which (i) the Anticipated Reinvestment Amount in respect of such Reinvestment Election exceeds (ii) the aggregate amount thereof expended by the Borrower and/or any of its Subsidiaries to acquire Reinvestment Assets (including reasonable out-of-pocket disbursements in connection with any such acquisition).

                  "Reinvestment Prepayment Date" means, with respect to any
                   ----------------------------
Reinvestment Election, the earliest of (i) the date, if any, upon which the Administrative Agent, on behalf of the Majority Banks, shall have delivered a written termination notice to the Borrower, provided that such notice may only
                                            --------
be given while a Default or an Event of Default exists, (ii) the last day of the relevant Reinvestment Period and (iii) the date on which the Borrower or any of its Subsidiaries shall have determined not to, or shall have otherwise ceased to, proceed with the purchase, construction or other acquisition of Reinvestment Assets with the related Anticipated Reinvestment Amount.

                  "Replaced Bank" has the meaning specified in Section 4.08(b).
                   -------------                               ---------------

                  "Replacement Bank" has the meaning specified in Section
                   ----------------                               -------
4.08(b).
-------

                  "Reportable Event" means, any of the events set forth in
                   ----------------
Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Junior Capital" means (i) Permitted Borrower
                   -----------------------
Preferred Equity, Permitted Holdings Unsecured Indebtedness, Permitted Holdings Preferred Equity, Permitted Permanent Holdings Preferred Equity, Permitted Parent Preferred Equity and/or Capital Stock (other than Disqualified Stock) sold or issued after the Effective Date by the Ultimate Parent, in each case to the extent that the Net Debt Proceeds or Net Issuance Proceeds, as applicable, from the sale or issuance thereof have been contributed, directly or indirectly, as cash equity to the Borrower (to the extent required by this Agreement) and/or loans to the Borrower as provided in Section 8.05(m) and (ii) loans to the
                                     ---------------
Borrower permitted under Section 8.05(m).
                         ---------------

                  "Requirement of Law" means, as to any Person, any law
                   ------------------
(statutory or common), treaty, rule or regulation or determination of a court or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer" means, for each Credit Party, its chief
                   -------------------
executive officer, its president, any vice-president, its chief financial officer, controller, vice president-finance, treasurer or assistant treasurer, or any other officer having substantially the same authority and responsibility, in each case acting solely in such capacity and without personal liability.

                  "Restricted Payment" means, as to any Person, (i) the
                   ------------------
authorization, declaration or payment of any Dividend by such Person or any of its Subsidiaries, (ii) the redemption, retirement, purchase or other acquisition, directly or indirectly, for consideration by such Person of any Capital Stock of such Person, or (iii) the making of any payment by any Nexstar Entity in respect of any principal of or interest on any Indebtedness other than Indebtedness incurred in accordance with Sections 8.05(a) through (d) and
                                         ----------------         ---
Sections 8.05(g) through (j).
----------------         ---

                  "Revolving Bank" means each Bank that has a Revolving
                   --------------
Commitment or that is a holder of a Revolving Loan made under the Revolving Commitments.

                  "Revolving Borrowing" means a Borrowing hereunder consisting
                   -------------------
of Revolving Loans made to the Borrower on the same Borrowing Date and, in the case of Eurodollar Loans, having the same Interest Periods.

                  "Revolving Commitment" means, as to any Bank, the obligation
                   --------------------
of such Bank, if any, to make Revolving Loans (other than Incremental Revolving Loans) to, and issue or participate in Letter of Credit Obligations on behalf of, the Borrower hereunder in an aggregate principal amount not to exceed at any one time the amount set forth under the heading "Revolving Commitment" opposite
                                                 --------------------
such Bank's name on Schedule 2.01 or, in the case of any Bank that is an
                    -------------
Assignee, the amount of the Revolving Commitment of the assigning Bank which is assigned to such Assignee in accordance with Section 11.07 and set forth in the
                                             -------------
applicable Assignment and Assumption (in each case as the same may be adjusted from time to time as provided herein).

                  "Revolving Commitment Fee" has the meaning specified in
                   ------------------------
Section 2.09(a).
---------------

                  "Revolving Commitment Percentage" means, as to any Bank at any
                   -------------------------------
time, (i) the percentage which the amount of such Bank's Revolving Commitment then constitutes of the sum of the amount of all Revolving Commitments, or (ii) at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Bank's Revolving Loans made under its Revolving Commitment then outstanding constitutes of the aggregate principal amount of all Revolving Loans made under the Revolving Commitments then outstanding; provided that in the event that the Revolving
                              --------
Loans made under the Revolving Commitments are paid in full prior to the reduction to zero of the Aggregate Revolving Commitment, the Revolving Commitment Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be allocated to the Banks which have Revolving Commitments on a comparable basis.

                  "Revolving Commitment Period" means the period from and
                   ---------------------------
including the Effective Date (with respect to the Revolving Commitments) or the effective date of the relevant Incremental Loan Amendment (with respect to each Incremental Revolving Commitment), as applicable, to but not including the Maturity Date.

                  "Revolving Extensions of Credit" means, as to any Bank at any
                   ------------------------------
time, an amount equal to the sum of (i) the aggregate principal amount of all Revolving Loans held by such Bank then outstanding plus (ii) the amount of such
                                                   ----
Bank's participations in Letter of Credit Obligations.

                  "Revolving Facility" means the revolving loan facility
                   ------------------
provided for in Section 2.01(b).
                ---------------

                  "Revolving Facility Percentage" means, as to any Bank at any
                   -----------------------------
time, (i) the percentage which (x) the sum of the amount of such Bank's Revolving Commitment plus the amount of all such Bank's Incremental Revolving
                     ----
Commitments, if any, then constitutes of (y) the sum of the amount of the Aggregate Revolving Commitment plus the amount of the Aggregate Incremental
                               ----
Revolving Commitment, or (ii) at any time after the Revolving Commitments and the Incremental Revolving Commitments have expired or terminated, the percentage which the aggregate principal amount of such Bank's Revolving Loans then outstanding constitutes of the aggregate principal amount of all Revolving Loans then outstanding; provided that in the event that the Revolving Loans made under
                  --------
Revolving Commitments are paid in full prior to the reduction to zero of the Aggregate Revolving Commitment, the Revolving Facility Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be allocated to Banks which have Revolving Commitments on a comparable basis.

                  "Revolving Loan" has the meaning set forth in Section 2.01(b),
                   --------------                               ---------------
as modified by Section 2.01(c).
               ---------------

                  "S&P" means Standard & Poor's Ratings Group, a division of The
                   ---
McGraw-Hill Companies, Inc., and its successors.

                  "Sale and Leaseback Transaction" means any arrangement,
                   ------------------------------
directly or indirectly, with any Person whereby a seller or transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property.

                  "Security Agreement" means the Security Agreement,
                   ------------------
substantially in the form of Exhibit J, pursuant to which each Nexstar Entity
                             ---------
has granted security interests in its assets.

                  "Security Agreement Collateral" has the meaning provided in
                   -----------------------------
the Security Agreement.

                  "Security Documents" means collectively the Pledge and
                   ------------------
Security Agreement, the Security Agreement, each Mortgage and each Joinder to Pledge and Security Agreement and Joinder to Security Agreement executed and delivered by any Credit Party pursuant to any Loan Document or otherwise, as any of the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

                  "Security Instrument" means any security agreement, chattel
                   -------------------
mortgage, assignment, pledge agreement, financing or similar statement or notice, continuation statement, other agreement or instrument, or amendment or supplement to any thereof, providing for, evidencing or perfecting any security interest.

                  "Shared Services Agreement" means a shared services
                   -------------------------
arrangement or other similar arrangement pursuant to which two Persons owning separate television broadcast stations agree to share the costs of certain services and procurements which they individually require in connection with the ownership and operation of one television broadcast station, whether through the form of joint or cooperative buying arrangements or the performance of certain functions relating to the operation of one television broadcast station by employees of the owner and operator of the other television broadcast station, including, but not limited to, the co-location of the studio, non-managerial administrative and/or master control and technical facilities of such television broadcast station and/or the sharing of maintenance, security and other services relating to such facilities.

                  "Significant Station" on any date means any Station, if the
                   -------------------
Consolidated Operating Cash Flow for such Station exceeds 10% of the sum of the Consolidated Operating Cash Flow for all Stations and the corporate overhead expenses for all Stations, in each case determined for the Measurement Period for such date; provided that, for purposes of this definition and Section
                                                                  -------
9.01(n), two or more Stations that substantially simulcast the same programming
------
will be deemed to be a single Station so long as they do so.

                  "Solvency Certificate" means a certificate, signed by the
                   --------------------
Chief Financial Officer of each of the Nexstar Entities, substantially in the form of Exhibit K.
        ---------
                  "Solvent" means, when used with respect to any Person, means
                   -------
that, as of any date of determination, (a) the amount of the "fair value" or "present fair saleable value" of the assets of such Person (on a going-concern basis) will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise," as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) such fair value or present fair saleable value of the assets of such Person (on a going-concern basis) will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim," (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) unliquidated, contingent, disputed and unmatured claims shall be valued at the amount that can be reasonably expected to be actual and matured.

                  "Sook" means Perry Sook, an individual residing on the
                   ----
Effective Date in the State of Texas.

                  "Stated Maturity Date" means the sixth anniversary of the
                   --------------------
Effective Date.

                  "Station" means, at any time, collectively, (i) each
                   -------
television station listed in Schedule 6.16 hereto, (ii) any television station
                             -------------
licensed by the FCC to any Nexstar Entity on, or at any time after, the Effective Date and (iii) any television station that is the subject of a purchase, acquisition, Local Marketing Agreement, Joint Sales Agreement or Shared Services Agreement consented to by the Majority Banks or otherwise permitted under Section 8.04(b).
                ---------------

                  "Subsidiary" means, as to any Person, (i) any corporation more
                   ----------
than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Additionally, in calculating financial covenants or financial performance (excluding the calculation of Excess Cash Flow), the financial position and results of the Bastet/Mission Borrowers shall be included as if they were Wholly-Owned Subsidiaries of the Borrower and any television station owned by a Bastet/Mission Entity were a "Station" so long as Joint Sales
                                         -------
Agreements, Shared Services Agreements and/or Local Marketing Agreements between the Bastet/Mission Entities and one or more Subsidiaries of the Borrower, covering all of the television broadcast stations of the Bastet/Mission Entities, are in full force and effect.

                  "Subsidiary Guarantor" means each Subsidiary of the Borrower.
                   --------------------

                  "Subsidiary Guaranty Agreement" means the Subsidiary Guaranty
                   -----------------------------
Agreement, substantially in the form of Exhibit L, as the same may be amended,
                                        ---------
supplemented and/or otherwise modified from time to time.

                  "Syndication Agent" means Barclays Bank PLC, in its capacity
                   -----------------
as Syndication Agent for the Banks hereunder, and any successor to such agent.

                  "Taxes" has the meaning provided in Section 4.01(a).
                   -----                              ---------------

                  "Television Broadcasting Business" means a business
                   --------------------------------
substantially all of which consists of the construction, ownership, operation, management, promotion, extension or other utilization of any type of television broadcasting system or any similar television broadcasting business, including the syndication of television programming, the obtaining of a license or franchise to operate such a system or business, and activities incidental thereto, such as providing production services.

                  "Television Company" means any Nexstar Entity, to the extent
                   ------------------
such Person owns or operates a Station.

                  "Term Bank" means each Bank that has a Term Commitment or that
                   ----------
is the holder of a Term Loan made under the Term Commitments.

                  "Term Borrowing" means a Borrowing hereunder consisting of
                   ---------------
Term Loans made to the Borrower on the same Borrowing Date.

                  "Term Commitment" means, as to any Bank, the obligation of
                   ---------------
such Bank, if any, to make Term Loans (other than Incremental Term Loans) to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading "Term Commitment" opposite such Bank's name on Schedule
                         ---------------                               --------
2.01.
----

                  "Term Facility Percentage" means, as to any Bank at any time,
                   ------------------------
the percentage which (i) the sum of all of such Bank's Term Loans then outstanding constitutes of (ii) the sum of the Aggregate Outstanding Term Loan Balance.

                  "Term Loan" has the meaning set forth in Section 2.01(a), as
                   ---------                               ---------------
modified by Section 2.01(c).
            ---------------

                  "Test Period" has the meaning provided in the definition of
                   -----------
"Pro Forma Basis".
 ---------------

                  "Tranche" means the collective reference to Eurodollar Loans
                   -------
made by the Banks to the Borrower, the then current Interest Periods with respect to which begin on the same date and end on the same later date, whether or not such Loans shall originally have been made on the same day.

                  "Transaction" means collectively, the incurrence of the Loans
                   -----------
and other extensions of credit to be made to the Nexstar Entities on the Effective Date, the consummation of the Midwest Acquisition, the incurrence of the Nexstar Finance Holdings Bridge, the payment in full and termination of the Existing Credit Agreement and the issuance of the Permitted Holdings Preferred Equity.

                  "Transferee" has the meaning specified in Section 11.08.
                   ----------                               -------------

                  "Ultimate Parent" means Nexstar Broadcasting Group, L.L.C., a
                   ---------------
Delaware limited liability company.

                  "Unfunded Pension Liability" means the excess of a Pension
                   --------------------------
Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "United States" and "U.S." each means the United States of
                   -------------       ----
America.

                  "Wholly-Owned Subsidiary" means, as to any Person, (i) any
                   -----------------------
corporation 100% of whose capital stock (other than director's or other qualifying shares) is at the time owned by such Person and/or one or more direct or indirect Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association or other entity in which such Person and/or one or more direct or indirect Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  1.02     Other Definitional Provisions.
                           -----------------------------

                           (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have such defined meanings when used in any Exhibit, Schedule or other Loan Document or any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.

                           (b) The words "hereof", "herein", "hereunder" and
                                          ------    ------    ---------
         words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                           (c) The term "documents" includes any and all
                                         ---------
         instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                           (d) The terms "including" or "include" are not
                                          ---------      -------
limiting and mean "including without limitation" or "include without limitation".

                           (e) References in this Agreement or any other Loan Document to knowledge by any Credit Party of events or circumstances shall be deemed to refer to events or circumstances of which a Responsible Officer of such Person has actual knowledge or reasonably should have knowledge.

                           (f) References in this Agreement or any other Loan Document to financial statements shall be deemed to include all related schedules and notes thereto.

                           (g) Except as otherwise specified herein, all references to any Governmental Authority or Requirement of Law defined or referred to herein shall be deemed references to such Governmental Authority or Requirement of Law or any successor Governmental Authority or Requirement of Law, and any rules or regulations promulgated thereunder from time to time, in each case as the same may have been or may be amended or supplemented from time to time.

                  (h) References herein to a certification or statement of an officer of a Person or other individual shall mean a certification or statement of such Person, which is executed on behalf of such Person by such individual in his or her capacity as an officer of such Person .

                  (i) Subject to the definitions of the terms "Interest Period" and "Interest Payment Date" in Section 1.01, whenever any
                                                ------------
         performance obligation hereunder shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words
                                   ----         ------------------
         "to" and "until" each mean "to but excluding," and the word "through"
          --       -----             ----------------                 -------
         means "to and including." If any provision of this Agreement refers to
                ----------------
         any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                  (j) Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

                  (k) References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing such statute or regulation.

            1.03  Accounting Principles. Except as provided to the contrary
                  ---------------------
herein, all accounting terms used herein shall be interpreted in accordance with GAAP. Unless the context otherwise clearly requires, all financial computations required under this Agreement shall be made in accordance with GAAP; provided
                                                                     --------
that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VIII or the definition of any term used therein to eliminate the effect of any change in GAAP occurring after the Effective Date or the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Majority Banks wish to amend Article VIII or any such definition for such purpose), then compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant or definition is amended in a manner satisfactory to the Borrower and the Majority Banks. Additionally, in calculating financial covenants or financial performance (excluding the calculation of Excess Cash Flow), the financial position and results of Bastet/Mission Entities shall be included as if each was a Wholly-Owned Subsidiary of the Borrower and any television station owned by a Bastet/Mission Entity were a Station.

            1.04  Classes and Types of Loans and Borrowings. The term
                  -----------------------------------------
"Borrowing" denotes the aggregation of Loans of one or more Banks to be made to
 ---------
the Borrower pursuant to Section 2.03 on the same date, all of which Loans are
                         ------------
of the same Class and Type and, in the case of Eurodollar Loans, have the same initial Interest Period. Loans made under this Agreement are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a commitment to make such a
 -----          ----        -----
Loan or of a Borrowing comprised of such Loans) refers to the determination of whether such commitment or Loan is (a) a Revolving Commitment or a Revolving Loan made under the Revolving Commitments, (b) an Incremental Revolving Commitment relating to a specified Incremental Facility or an Incremental Revolving Loan made under such Incremental Facility, (c) a Term Commitment or a Term Loan made under the Term Commitments or (d) an Incremental Term Commitment relating to a specified Incremental Facility or an Incremental Term Loan made under such Incremental Facility, each of which constitutes a "Class". The "Type" of a Loan refers to the determination whether such Loan is a
 -----        ----
Eurodollar Loan or a Base Rate Loan, each of which constitutes a "Type".
                                                                  ----
Identification of a Loan (or of a Commitment to make such a Loan or of a Borrowing comprised of such Loans) by both Class and Type, e.g., a "Eurodollar
                                                                    ----------
Incremental Term Loan", indicates that such Loan is both an Incremental Term
---------------------
Loan and a Eurodollar Loan (or that such Borrowing is comprised of such Loans).

                                  ARTICLE II.

                             THE CREDIT FACILITIES
                             ---------------------

          2.01   Amounts and Terms of Commitments.
                 --------------------------------

                 (a) The Term Loans. Each Term Bank severally agrees, subject to
                     --------------
     the terms and conditions hereinafter set forth, to make a term loan (each, a "Term Loan") to the Borrower on the Initial Borrowing Date (and not
        ---------
     thereafter) in an aggregate principal amount not to exceed the Term Commitment of such Term Bank; provided however that after giving effect to
                                   --------
     any Term Loan made under a Term Commitment, the aggregate principal amount of all outstanding Term Loans made under the Term Commitments shall not exceed the Aggregate Term Commitment. Within such limits, and subject to the other terms and conditions of this Agreement, the Borrower may borrow Term Loans under this Section 2.01(a) and under Section 2.01(c); provided
                           ---------------           ---------------  --------
     that amounts borrowed as Term Loans which are repaid or prepaid may not be reborrowed. The Term Commitments shall automatically and permanently terminate effective as of January 13, 2001. Term Loans may from time to time be (i) Eurodollar Loans or (ii) Base Rate Loans or a combination thereof, as determined by the Borrower pursuant to Section 2.03(b) or
                                                        ---------------
     Section 2.04.
     ------------

                 (b) The Revolving Loans. Each Revolving Bank severally agrees,
                     -------------------
     subject to the terms and conditions hereinafter set forth, to make revolving loans (each, a "Revolving Loan") to the Borrower from time to
                               --------------
     time on any Business Day, during the Revolving Commitment Period, in an aggregate principal amount not to exceed at any time outstanding the Revolving Commitment of such Revolving Bank; provided, however that after
                                                  --------
     giving effect to any Revolving Loan made under a Revolving Commitment, the aggregate principal amount of all outstanding Revolving Loans made under the Revolving Commitments plus the aggregate amount of all outstanding
                               ----
     Letter of Credit Obligations shall not exceed the Aggregate Revolving Commitment. Within such limits, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans under this
     Section 2.01(b), prepay Revolving Loans pursuant to Section 2.06 or
     ---------------                                     ------------
     2.07(a)(i) and reborrow Revolving Loans pursuant to this Section 2.01(b).
     ----------                                               ---------------
     Revolving Loans may from time to time be (i) Eurodollar Loans or (ii) Base Rate Loans or a combination thereof, as determined by the Borrower pursuant to Section
                                                                         -------
     2.03(b) and Section 2.04.
     -------     ------------

                 (c) Incremental Loans.
                     -----------------

                     (i) So long as no Default or Event of Default has occurred and is continuing, at any time and from time to time prior to December 31, 2002, the Borrower may request pursuant to the procedure set forth in Section 2.16, the addition of an Incremental Facility consisting of
             ------------
          either a new tranche of revolving loans (each, an "Incremental
                                                             -----------
          Revolving Loan") or a new tranche of term loans (each, an "Incremental
          --------------                                             -----------
          Term Loan"); provided however that the Borrower may not make a request
          ---------    --------
          for an Incremental Facility if after giving effect thereto the sum of all then outstanding Incremental Revolving Loans and unused Incremental Revolving Commitments, Incremental Term Loans and unused Incremental Term Commitments would exceed the then Maximum Incremental Amount. Each Incremental Revolving Loan and each Incremental Term Loan shall: (A) unless otherwise specifically provided in this Agreement, upon the effectiveness of the Incremental Revolving Commitment or Incremental Term Commitment relating thereto as provided in Section
                                                                      -------
          2.01(c)(ii), be deemed to be a Revolving Loan or a Term Loan, as
          -----------
          applicable, for all purposes under this Agreement, including for purposes of the sharing of Collateral and guarantees under the Guaranty Agreements all on a pari passu basis with all other
                                       ---- -----
          Obligations; (B) have such pricing as may be agreed by the Borrower and the Banks agreeing to provide such Incremental Revolving Loans and/or Incremental Term Loans pursuant to the provisions of this
          Section 2.01(c) and Section 2.16; and (C) otherwise have all of the
          ---------------     ------------
          same terms and conditions as the Revolving Loans that are not Incremental Revolving Loans (if such Incremental Loans are Incremental Revolving Loans) or as the Term Loans that are not Incremental Term Loans (if such Incremental Loans are Term Loans). In addition, unless otherwise specifically provided in this Agreement, all references in the Loan Documents to Revolving Loans and to Term Loans shall be deemed, as the context requires, to include references to Incremental Revolving Loans and Incremental Term Loans, respectively, made pursuant to this Agreement. No Bank shall have any obligation to make an Incremental Loan unless and until it commits to do so. Subject to the proviso at the end of Section 2.16(a), Commitments in respect of
                                    ---------------
          Incremental Loans shall become Commitments under this Agreement pursuant to (x) an amendment (each, an "Incremental Loan Amendment")
                                                  --------------------------
          to this Agreement executed by the Borrower, each Bank or other approved financial institution agreeing to provide such Commitment (and no other Bank shall be required to execute such amendment), and the Administrative Agent, and (y) any amendments to the other Loan Documents (executed by the relevant Credit Party and the Administrative Agent only) as the Administrative Agent shall reasonably deem appropriate to effect such purpose. Notwithstanding anything to the contrary contained herein, the effectiveness of such Incremental Loan Amendment shall be subject to the satisfaction on the date thereof and, if different, on the date on which the Incremental Loans are made, of each of the conditions set forth in Section 5.03.
                                                                 ------------

                     (ii) So long as (x) the Borrower shall have given the Administrative Agent no less than five Business Days' prior notice of the effectiveness thereof and (y) any financial institution not theretofore a Bank which is providing an Incremental Revolving Commitment and/or an Incremental Term Commitment shall have become a Bank under this Agreement pursuant to an Incremental Loan Amendment, the Incremental Revolving Commitment and/or Incremental Term Commitment being requested by the Borrower shall become effective under this Agreement upon the effectiveness of such Incremental Loan Amendment. Upon such effectiveness, Schedule 2.01 shall be deemed
                                              -------------
          amended to reflect such Commitments. In the event that an Incremental Facility shall have become effective, the Bank or Banks providing such Incremental Revolving Commitments or Incremental Term Commitments shall be deemed to have agreed, severally and not jointly, upon the terms and subject to the conditions of this Agreement, (A) with respect to Incremental Term Commitments, to make an Incremental Term Loan in the amount of the Incremental Term Commitment of such Bank on the effective date of the applicable Increment Loan Amendment and (B) with respect to Incremental Revolving Commitments, to make from time to time during the period from the date of the effectiveness of the applicable Incremental Loan Amendment through the Maturity Date, one or more Incremental Revolving Loans to the Borrower pursuant to the provisions of Section 2.03 in an aggregate principal amount not
                        ------------
          exceeding at any time the Incremental Revolving Commitment of such Bank at such time.

          2.02   Loan Accounts; Notes.
                 --------------------

                 (a) Loan Accounts. The Loans made by each Bank shall be
                     -------------
     evidenced by one or more loan accounts maintained by such Bank and the Administrative Agent in the ordinary course of business. The loan accounts maintained by the Administrative Agent shall, in the event of a discrepancy between the entries in the Administrative Agent's books and any Bank's books relating to such loan accounts, be controlling and, absent manifest error, shall be conclusive as to the amount of the Loans made by the Banks to the Borrower, the interest and payments thereon and any other amounts owing in respect of this Agreement. Any failure to make a notation in any such loan account or any error in doing so shall not limit or otherwise affect the obligations of the Borrower hereunder to pay any amount owing with respect to the Loans.

                 (b) Notes. If requested by any Bank, the Borrower shall execute
                     -----
     and deliver to such Bank (and deliver a copy thereof to the Administrative Agent) one or more promissory notes evidencing the Loans owing to such Bank pursuant to this Agreement. Any such note shall be in a form prescribed by the Administrative Agent and shall be entitled to all of the rights and benefits of this Agreement and the other Loan Documents.

          2.03   Procedure for Borrowing.
                 -----------------------

                 (a) Procedure for Revolving Loan Borrowings. Subject to the
                     ---------------------------------------
     terms and conditions of this Agreement, the Borrower may borrow under the Revolving

     Commitments and/or under any Incremental Revolving Commitments comprising an Incremental Facility then in effect, in each case on any Business Day during the Revolving Commitment Period; provided that the Borrower shall
                                             --------
     give the Administrative Agent an irrevocable Notice of Borrowing, which Notice of Borrowing must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time, (i) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date otherwise, specifying (A) the aggregate amount of the Borrowing, (B) the requested Borrowing Date, (C) the Type or Types of Revolving Loans comprising such Borrowing, and (D) if the Borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each Tranche and the respective lengths of the initial Interest Periods therefor (subject to the provisions of the definition of Interest Period). Each Borrowing under the Revolving Commitments or under any Incremental Facility consisting of Incremental Revolving Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if the Aggregate Available Revolving Commitment is less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, each Tranche shall be $1,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of a Notice of Borrowing with respect to a Borrowing under this Section 2.03(a), the
                                                         ---------------
     Administrative Agent shall promptly notify each relevant Bank of such Borrowing. Each Revolving Bank will make the amount of its pro rata share of each requested Borrowing made under the applicable Incremental Facility, as applicable, available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office prior to 1:00 P.M., Dallas, Texas time on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Unless any applicable condition of Article V has not been satisfied, the proceeds of such
                  ---------
     Borrowing or Borrowings will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Revolving Banks and/or the relevant Incremental Revolving Banks, as applicable, and in like funds as received by the Administrative Agent.

                 (b) Procedure for Term Loan Borrowings. Subject to the terms
                     ----------------------------------
     and conditions of this Agreement, the Borrower may borrow under the Term Commitments on the Initial Borrowing Date and the Borrower may borrow under any Incremental Facility consisting of Incremental Term Commitments on the effective date of the relevant Incremental Loan Amendment therefor; provided that the Borrower shall give the Administrative Agent an
     --------
     irrevocable Notice of Borrowing, which Notice of Borrowing must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time, (i) three Business Days prior to the requested Borrowing Date, if all or any part of the Borrowings are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date otherwise, requesting that the Banks participating in such Borrowing make the Term Loans on the Initial Borrowing Date or the effective date of the relevant Incremental Loan Amendment, as applicable, and specifying (A) the aggregate amount of the Borrowing, (B) the Class of Loans comprising such Borrowing, (C) the Type or Types of Term Loans comprising such Borrowing, and (D) if the Borrowing is to be entirely or partly Eurodollar Loans, the respective amounts of each

     Tranche (which shall be $1,000,000 or a whole multiple of $500,000 in excess thereof) and the respective lengths of the initial Interest Periods therefor (subject to the provisions of the definition of Interest Period). Upon receipt of a Notice of Borrowing with respect to a Borrowing under this Section 2.03(b), the Administrative Agent shall promptly notify each
          ---------------
     relevant Bank of such Borrowing. Each Term Bank will make the amount of its pro rata share of each requested Borrowing made under the Term Commitments and each relevant Incremental Term Bank will make its pro rata share of each requested Borrowing made under the applicable Incremental Facility, as applicable, available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office prior to 1:00 P.M., Dallas, Texas time, on the requested Borrowing Date, in funds immediately available to the Administrative Agent. Unless any applicable condition of
     Article V has not been satisfied, the proceeds of such Borrowing or
     ---------
     Borrowings will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Term Banks and/or the relevant Incremental Term Banks, as applicable, and in like funds as received by the Administrative Agent.

                 (c) No Eurodollar Loans made during an Event of Default. During
                     ---------------------------------------------------
     the existence of an Event of Default, the Borrower may not elect to have a Loan be made as a Eurodollar Loan.

                 (d) Limit on Eurodollar Loans. After giving effect to any
                     -------------------------
     Borrowing or Borrowings, there shall not be more than five different Interest Periods in effect in respect of all Loans which are Eurodollar Loans.

          2.04   Conversion and Continuation Elections for all Borrowings.
                 --------------------------------------------------------

                 (a) Election for Conversion/Continuation. The Borrower may upon
                     ------------------------------------
     irrevocable written notice (or telephonic notice immediately confirmed in writing) to the Administrative Agent in accordance with Section 2.04(b):
                                                             ---------------
     (i) elect to convert on any Business Day, any Base Rate Loans (or any part thereof in an amount of not less than $1,000,000 or an integral multiple of $500,000 in excess thereof) into Eurodollar Loans; (ii) elect to convert on the last day of the Interest Period with respect thereto, any Eurodollar Loans (or any part thereof in an amount of not less than $1,000,000 or an integral multiple of $500,000 in excess thereof) into Base Rate Loans; or
     (iii) elect to continue on the last day of the Interest Period with respect thereto, any Eurodollar Loans (or any part thereof in an amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof); provided, however that if the aggregate amount of a Borrowing comprised of
     --------
     Eurodollar Loans shall have been reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, the Eurodollar Loans comprising such Borrowing shall automatically convert into Base Rate Loans on the last day of the then-current Interest Period therefor, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, Eurodollar Loans shall terminate.

                 (b) Notice of Conversion/Continuation. The Borrower shall
                     ---------------------------------
     deliver a Notice of Conversion/Continuation in accordance with Section
                                                                    -------
     11.02 to be received by the Administrative Agent not later than (i) 11:00
     -----
     A.M. Dallas, Texas time not less than three Business Days in advance of the Conversion Date or Continuation Date if any Loans are to be converted into or continued as Eurodollar Loans and (ii) 11:00 A.M. Dallas, Texas time not less than one Business Day in advance of the Conversion Date, if any Loans are to be converted into Base Rate Loans, specifying (A) the proposed Conversion Date or Continuation Date, which shall be a Business Day, (B) the aggregate principal amount of Loans to be converted or continued, (C) the nature of the proposed conversion or continuation and (D) the duration of the requested Interest Period, if applicable.

                 (c) Failure to Elect Interest Period. If upon the expiration of
                     --------------------------------
     any Interest Period applicable to Eurodollar Loans, the Borrower has failed to timely select a new Interest Period, such Loans shall automatically convert into Base Rate Loans.

                 (d) Notice to Banks. Upon receipt of a Notice of
                     ---------------
     Conversion/Continuation, the Administrative Agent will promptly notify each Bank thereof, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans with respect to which the notice was given.

                 (e) No Conversion/Continuation During Event of Default. During
                     --------------------------------------------------
     the existence of an Event of Default, the Borrower may not elect to have a Loan converted into or continued as a Eurodollar Loan.

                 (f) Limitation on Interest Periods. Notwithstanding any other
                     ------------------------------
     provision contained in this Agreement, after giving effect to any conversion or continuation of any Loans, there shall not be more than five different Interest Periods in effect in respect of all Loans which are Eurodollar Loans.

          2.05   Reduction and Termination of Commitments.
                 ----------------------------------------

                 (a) The Borrower may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate or permanently reduce the Aggregate Revolving Commitment, without premium or penalty, by an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof; provided, however that no such termination or reduction
                     --------
     shall be permitted if after giving effect thereto and to any prepayment of Revolving Loans made under the Revolving Commitments which are made on the effective date thereof (x) the then outstanding principal amount of all Revolving Loans made under the Revolving Commitments plus the amount of the
                                                          ----
     then outstanding Letter of Credit Obligations would exceed the Aggregate Revolving Commitment then in effect or (y) the aggregate amount of all Letter of Credit Obligations would exceed the Letter of Credit Commitment then in effect; and provided further that once reduced in accordance with
                         --------
     this Section 2.05(a), the Aggregate Revolving Commitment may not be
          ---------------
     increased. Any reduction of the Aggregate Revolving

     Commitment pursuant to this Section 2.05(a) shall be applied pro rata to
                                 ---------------
     each Bank's Revolving Commitment. All accrued commitment and letter of credit fees to the effective date of any reduction or termination of the Aggregate Revolving Commitment shall be paid on the effective date of such reduction or termination. The Administrative Agent shall promptly notify the affected Banks of any such reduction or termination of the Aggregate Revolving Commitment.

                 (b) The Borrower may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate or permanently reduce the Incremental Revolving Commitments under an Incremental Facility, without premium or penalty, by an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof; provided, however that no such
                                                 --------
     termination or reduction shall be permitted if after giving effect thereto and to any prepayment of the Incremental Revolving Loans made under such Incremental Facility which are made on the effective date thereof, the then outstanding principal amount of the Incremental Revolving Loans made under such Incremental Facility would exceed the total amount of such Incremental Revolving Commitments then in effect with respect to such Incremental Facility; and provided further that once reduced in accordance with this
                   --------
     Section 2.05(b), such Incremental Revolving Commitments may not be
     ---------------
     increased. Any reduction of Incremental Revolving Commitments under an Incremental Facility pursuant to this Section 2.05(b) shall be applied pro
                                           ---------------
     rata to each applicable Incremental Revolving Bank's Incremental Revolving Commitment under such Incremental Facility. All accrued commitment fees to the effective date of any such reduction or termination of Incremental Revolving Commitments shall be paid on the effective date of such reduction or termination. The Administrative Agent shall promptly notify the affected Incremental Banks of any such reduction or termination of Incremental Revolving Commitments under an Incremental Facility.

                 (c) The Aggregate Term Commitment shall automatically terminate effective as of the day after the Initial Borrowing Date and the Incremental Term Commitments under any Incremental Facility shall terminate effective as of the day after the effective date of the Incremental Loan Amendment relating thereto.

                 (d) The Aggregate Combined Revolving Commitment shall be automatically and permanently reduced on the last day of each Fiscal Quarter (or, in the case of the final reduction in Loan Year 6, on the Stated Maturity Date), commencing on March 31, 2002 and ending on the Stated Maturity Date, based on the annual percentage reductions for each Loan Year set forth below of the Aggregate Revolving Commitment as in effect on March 31, 2002, plus the original amount of each Incremental
                               ----
     Facility consisting of Incremental Revolving Commitments created from time to time, if any, pursuant to this Agreement prior to the time of the reduction in question. Notwithstanding anything to the contrary contained in this Agreement, on the Maturity Date the Aggregate Combined Revolving Commitment shall automatically reduce to zero.

                        Loan Year          Annual Percentage Reduction
                      -------------      -------------------------------
                            1                         00.0%
                            2                         05.0%
                            3                         15.0%
                            4                         20.0%
                            5                         30.0%
                            6                         30.0%

     The amount of each reduction of (i) the Aggregate Revolving Commitment as in effect on March 31, 2002, and (ii) the original amount of each Incremental Facility consisting of Incremental Revolving Commitments created from time to time, if any, pursuant to this Agreement prior to the time of the reduction in question, during any Loan Year, shall be an amount equal to the applicable annual percentage reduction set forth above with respect to such Loan Year, divided by the number of quarterly reductions to
                                ----------
     be made during such Loan Year (with the last reduction in Loan Year 6, to be made on the Stated Maturity Date, deemed a quarterly reduction for purposes of this Section 2.05(d)). Notwithstanding anything to the contrary
                      ----------------
     contained herein, in the event that the Borrower incurs Permitted Borrower Subordinated Indebtedness in accordance with Section 8.05(n) on or prior to
                                                  ---------------
     March 31, 2002, then the annual percentage reduction provided for above with respect to Loan Year 2 shall be zero percent (0%) and the annual percentage reduction with respect to Loan Year 6 shall be thirty-five percent (35%). Any reduction of the Aggregate Combined Revolving Commitment pursuant to this Section 2.05(d) shall be applied pro rata to each Bank's
                      ---------------
     Revolving Commitment and/or Incremental Revolving Commitments in accordance with such Bank's Revolving Facility Percentage (and, in the case of a Bank with both a Revolving Commitment and one or more Incremental Revolving Commitments, allocated ratably among such Bank's Revolving Commitment and Incremental Revolving Commitment(s)). All accrued commitment and letter of credit fees to the effective date of any such reduction of the Aggregate Combined Revolving Commitment shall be paid on the effective date of such reduction.

                 (e) In addition to any other mandatory commitment reductions pursuant to this Section 2.05, (i) upon the occurrence of a Qualified
                      ------------
     Issuance, the Aggregate Combined Revolving Commitment shall also be automatically and permanently reduced by an amount equal to $50,000,000 and any outstanding Revolving Loans in excess of the Aggregate Combined Revolving Commitment as so reduced shall be paid concurrently with such reduction and (ii) on each date after the Effective Date upon which a mandatory prepayment of Revolving Loans pursuant to Section 2.07 is
                                                         ------------
     required, the Aggregate Combined Revolving Commitment shall also be automatically and permanently reduced by the principal amount, if any, required to be paid on the Revolving Loans pursuant to said Section; provided that notwithstanding the foregoing, the Aggregate Combined
     --------
     Revolving Commitment shall not be permanently reduced by the amount of prepayments made on the Revolving Loans pursuant to Section 2.07(g). Any
                                                         ---------------
     reduction of the Aggregate Combined Revolving Commitment pursuant to this

     Section 2.05(e) shall be applied to reduce the remaining scheduled
     ---------------
     reductions of the Aggregate Combined Revolving Commitment pursuant to
     Section 2.05(d) pro rata based on the then remaining amounts of such
     ---------------
     remaining scheduled reductions. Any reduction of the Aggregate Combined Revolving Commitment pursuant to this Section 2.05(e) shall be applied pro
                                           ---------------
     rata to each Bank's Revolving Commitment and/or Incremental Revolving Commitments in accordance with such Bank's Revolving Facility Percentage (and, in the case of a Bank with both a Revolving Commitment and one or more Incremental Revolving Commitments, allocated ratably among such Bank's Revolving Commitment and Incremental Revolving Commitment(s)). All accrued commitment and letter of credit fees to the effective date of any such reduction of the Aggregate Combined Revolving Commitment shall be paid on the effective date of such reduction or termination. The Administrative Agent shall promptly notify the affected Banks of any reduction or termination of the Aggregate Combined Revolving Commitment.

          2.06   Voluntary Prepayments.
                 ---------------------

                 (a) The Borrower may, prior to 11:00 A.M. Dallas, Texas time, upon at least three Business Days' written notice by the Borrower to the Administrative Agent in the case of Eurodollar Loans, and prior to 9:00 A.M. Dallas, Texas time, upon two Business Days' written notice on any Business Day in the case of Base Rate Loans, prepay Revolving Loans and/or Term Loans, as the Borrower may elect, in whole or in part, in amounts of $1,000,000 or an integral multiple of $500,000 in excess thereof.

                 (b) Any notice of prepayment delivered pursuant to this Section
                                                                         -------
     2.06 shall specify the date and amount of such prepayment, whether the
     ----
     prepayment is to be made with respect to Revolving Loans and/or Term Loans and the Type of Loans to be prepaid. The Administrative Agent will promptly notify each affected Bank thereof and of such Bank's pro rata portion of such prepayment. If such notice is given by the Borrower and not withdrawn, the Borrower shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein together with accrued interest to each such date on the amount prepaid and the amounts, if any, required pursuant to Section 4.04; provided that
                                               ------------  --------
     interest to be paid in connection with any such prepayment of Base Rate Loans (other than a prepayment in full) shall instead be paid on the next occurring Interest Payment Date.

                 (c) Any prepayment of Term Loans pursuant to this Section 2.06
                                                                   ------------
     shall be applied to the remaining scheduled installments of Term Loans to be made pursuant to Section 2.08(a) pro rata (based on the then remaining
                         ---------------
     amounts of such remaining installments).

          2.07   Mandatory Prepayments.
                 ---------------------

                 (a) (i)   If on any date the aggregate unpaid principal amount
          of outstanding Revolving Loans made under the Revolving Commitments, plus the outstanding Letter of Credit Obligations (to the extent not
          ---
          Cash Collateralized pursuant to clause (ii) below or as provided for in Section 3.07) exceeds the Aggregate Revolving Commitment, then the
             ------------
          Borrower shall immediately prepay
          the amount of such excess. Any payments on Revolving Loans made under the Revolving Commitments pursuant to this Section 2.07(a)(i) shall be
                                                     ------------------
          applied pro rata among the Banks with Revolving Commitments.

                     (ii) If on any date the aggregate amount of all Letter of Credit Obligations shall exceed the Letter of Credit Commitment, the Borrower shall Cash Collateralize on such date an amount equal to the excess of the Letter of Credit Obligations over the Letter of Credit Commitment.

                     (iii) If on any date the aggregate unpaid principal amount of outstanding Incremental Revolving Loans made under an Incremental Facility exceeds the aggregate amount of the Incremental Revolving Commitments relating to such Incremental Facility, then the Borrower shall immediately prepay the amount of such excess. Any payments on Incremental Revolving Loans made under an Incremental Facility pursuant to this Section 2.07(a)(iii) shall be applied pro rata among
                           --------------------
          the applicable Incremental Banks having Incremental Revolving Commitments with respect to such Incremental Facility.

                 (b) (i)   If on any date any Nexstar Entity shall make any
          Disposition, an amount equal to 100% of the Net Cash Proceeds from such Disposition shall be applied on such date to prepay outstanding principal of the Term Loans and the Revolving Loans on a pro rata basis among such Loans, provided that with respect to no more than
                                  --------
          $1,000,000 in the aggregate of the Net Cash Proceeds received in connection with any Disposition, the Net Cash Proceeds therefrom shall not be required to be so applied if no Default or Event of Default then exists and, provided further, that this requirement for mandatory
                           --------
          prepayment will be further reduced to the extent that the Borrower elects, as hereinafter provided, to attempt to cause some or all of such Net Cash Proceeds to be reinvested in Reinvestment Assets. The Borrower may elect to attempt to cause some or all of the Net Cash Proceeds from a Disposition to be reinvested in Reinvestment Assets during the Reinvestment Period (a "Reinvestment Election") if (x) no
                                             ---------------------
          Default or Event of Default exists on the date of such Reinvestment Election and (y) if such Reinvestment Election is made by the delivery of a Reinvestment Notice to the Administrative Agent on or before the date of the consummation of such Disposition, with such Reinvestment Election being effective with respect to the Net Cash Proceeds of such Disposition equal to the Anticipated Reinvestment Amount specified in such Reinvestment Notice.

                     (ii)  Nothing in this Section 2.07(b) shall be deemed to
                                           ---------------
          permit any Disposition not otherwise permitted under this Agreement.

                     (iii) On the Reinvestment Prepayment Date with respect to a Reinvestment Election, an amount equal to the Reinvestment Prepayment Amount, if any, for such Reinvestment Election shall be applied to prepay outstanding principal of the Term Loans and the Revolving Loans on a pro rata basis among such Loans.

                 (c) Within 90 days after any Nexstar Entity receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses and taxes incurred in connection with such Recovery Event and the collection of the proceeds thereof) shall be applied to prepay outstanding principal of the Term Loans and the Revolving Loans on a pro rata basis among such Loans; provided that so long as no
                                                 --------
     Default or Event of Default then exists, this requirement for mandatory prepayment shall be reduced by (i) any amounts actually applied on or before such 90/th/ day or (ii) committed in writing on or before such 90/th/ day to be applied to the replacement or restoration of the assets subject to such Recovery Events within 365 days after such Recovery Event and; provided further that with respect to no more than $1,000,000 in the
          --------
     aggregate of the proceeds received from any Recovery Event, the proceeds therefrom shall not be required to be so applied if no Default or Event of Default then exists.

                 (d) On each date which is 90 days after the last day of each Fiscal Year commencing with the Fiscal Year ending on December 31, 2001, an amount equal to 50% of the Excess Cash Flow of the Borrower (determined without treating the Bastet/Mission Entities as Subsidiaries of the Borrower) for such Fiscal Year shall be applied to prepay outstanding principal of the Term Loans and the Revolving Loans on a pro rata basis among such Loans; provided that if the Consolidated Total Leverage Ratio
                       --------
     (determined as if the Bastet/Mission Entities were Subsidiaries of the Borrower) on the last day of the last two consecutive Fiscal Quarters during such Fiscal Year is (x) less than 5.00:1.00 but greater than or equal to 4.00:1.00, then only an amount equal to 30% of the Excess Cash Flow of the Borrower (determined without treating the Bastet/Mission Entities as Subsidiaries of the Borrower) for such Fiscal Year shall be required to be so applied, or (y) less than 4.00:1.00, then no payment in respect of such Fiscal Year shall be required pursuant to this Section
                                                                    -------
     2.07(d) and, provided further that with respect to each Fiscal Year, the
     -------      --------
     amount which would otherwise be payable pursuant to this Section 2.07(d)
                                                              ---------------
     may be reduced by $1,000,000 so long as no Default or Event of Default exists on such 90th day.

                 (e) At any time that (i) prior to the occurrence of a Qualified Issuance, the Consolidated Total Leverage Ratio is equal to or greater than
     5.00 to 1.00 or (ii) after the occurrence of a Qualified Issuance, the Consolidated Senior Leverage Ratio is equal to or greater than 3.00 to 1.00, in each case prior to the sale or issuance of any Capital Stock of, or cash capital contribution to, any Nexstar Entity, then on the Business Day after the date of the receipt by any Nexstar Entity of Net Issuance Proceeds from any such sale or issuance of Capital Stock (including Indebtedness described in Section 8.05(m)) or cash capital contribution
                               ---------------
     (other than (A) proceeds from the sale or issuance of Capital Stock of, or cash contributions to, the Ultimate Parent from ABRY L.P. II, ABRY L.P. III or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to one or more of them), (B) Net Issuance Proceeds, not to exceed an aggregate of $500,000, from Capital Stock (other than Disqualified Stock) issuances by the Ultimate Parent to employees of the Ultimate Parent or any Nexstar Entity, except to Sook, (C) so long as no Default or Event of Default exists both before and after the issuance thereof, Net Issuance Proceeds of Capital Stock (other than Disqualified Stock) issuances of the Ultimate Parent or Net Issuance Proceeds of

     Permitted Parent Preferred Equity, Permitted Permanent Holdings Preferred Equity or Permitted Borrower Preferred Equity issuances, in each case which are used concurrently upon the receipt thereof to prepay, in whole or in part, the Nexstar Finance Holdings Bridge and/or to repurchase or redeem the Permitted Holdings Preferred Equity, (D) payments made pursuant to an ABRY Capital Contribution Agreement and (E) subsequent cash capital contributions and/or intercompany loans made by any Nexstar Entity to a Subsidiary (or to the Holding Company, in the case of those Nexstar Entities that collectively own all of the issued and outstanding Capital Stock of the Holding Company other than Permitted Holdings Preferred Equity or Permitted Permanent Holdings Preferred Equity) with any of the proceeds described in the foregoing clauses (A) through (D), upon such Nexstar Entity's receipt, directly or indirectly through other Nexstar Entities, of such proceeds), the Borrower shall prepay outstanding principal of the Term Loans and the Revolving Loans, on a pro rata basis among such Loans, in an amount equal to the lesser of (x) 50% of such Net Issuance Proceeds and (y) the amount of Net Issuance Proceeds required to repay outstanding principal of the Term Loans and Revolving Loans so that the Consolidated Total Leverage Ratio and/or Consolidated Senior Leverage Ratio, as the case may be, determined on a Pro Forma Basis after giving effect to any such equity issuance or sale or capital contribution and any such prepayment, shall not be greater than the applicable ratio set forth in clause (i) or (ii) above.

                 (f) If on any date any Nexstar Entity shall incur or issue any Indebtedness described in Section 8.05(k), then on each such date of
                               ---------------
     incurrence or issuance an amount equal to the amount of the Net Debt Proceeds received with respect to such Indebtedness shall be applied to prepay outstanding principal of the Term Loans and the Revolving Loans, on a pro rata basis among such Loans; provided that, so long as no Default or
                                        --------
     Event of Default exists both before and after giving effect thereto, all or a portion of the Net Debt Proceeds received with respect to Permitted Holdings Unsecured Indebtedness, Permitted Permanent Holdings Preferred Equity or Permitted Borrower Preferred Equity may be used to prepay or repay, in whole or in part, the Nexstar Finance Holdings Bridge and/or to repurchase or redeem the Permitted Holdings Preferred Equity on the date of any Nexstar Entity's receipt of such Net Debt Proceeds, and provided
                                                                 --------
     further that the amount of the prepayments required to be made under this
     Section 2.07(f) shall be reduced to the extent (but only to the extent) Net
     ---------------
     Debt Proceeds are so used to prepay or repay the Nexstar Finance Holdings Bridge and/or to repurchase or redeem the Permitted Holdings Preferred Equity.

                 (g) If on any date the Borrower incurs or issues any Permitted Borrower Subordinated Indebtedness, then on each such date of incurrence an amount equal to the amount of the Net Debt Proceeds received with respect to such Permitted Borrower Subordinated Indebtedness (less any amounts used by the Borrower as permitted in Section 8.10(f)(ii)) shall be applied to
                                     -------------------
     prepay outstanding principal of the Revolving Loans. In addition, notwithstanding anything to the contrary contained in this Section 2.07, if
                                                                ------------
     any Default or Event of Default exists on any date when the New Holding Company, Nexstar Finance Holdings and/or the Borrower incurs any Indebtedness permitted under Section 8.05(m), then on each such date of
                                  ---------------
     incurrence an amount equal
     to the amount of the Net Debt Proceeds therefrom (without duplication) shall be applied to prepay outstanding principal of the Revolving Loans.

                 (h) If on any date a payment is made pursuant to an ABRY Capital Contribution Agreement, then on each such date that such a payment is made an amount equal to the amount of such payment shall be applied to prepay outstanding principal of the Term Loans.

                 (i) The Borrower shall pay, together with each prepayment under this Section 2.07, accrued interest on the amount prepaid and any amounts
          ------------
     required pursuant to Section 4.04; provided that interest to be paid in
                          ------------  --------
     connection with any such prepayment of Base Rate Loans (other than a prepayment in full) shall instead be paid on the next occurring Interest Payment Date.

                 (j) Any prepayments pursuant to this Section 2.07 made on a day
                                                      ------------
     other than an Interest Payment Date for any Loan shall be applied first to any Base Rate Loans then outstanding and then to Eurodollar Loans with the shortest Interest Periods remaining.

                 (k) Any prepayment of Term Loans pursuant to this Section 2.07
                                                                   ------------
     shall be applied to the remaining scheduled installments of Term Loans to be made pursuant to Section 2.08(a), pro rata (based on the then remaining
                         ---------------
     amounts of such remaining installments).

          2.08   Maturity and Amortization of Loans.
                 ----------------------------------

                 (a) The Term Loans. The Term Loans shall mature, and the
                     --------------
     outstanding principal amount thereof shall be due and payable in full (together with all accrued and unpaid interest thereon), on the Maturity Date. In addition, on the last day of each Fiscal Quarter (or, in the case of the final principal installment to be repaid in Loan Year 6, on the Stated Maturity Date), commencing on March 31, 2002, the Borrower shall repay, and there shall become due and payable, a principal installment on the Term Loans in an amount based on the following annual percentage reductions for each Loan Year set forth below of the Aggregate Outstanding Term Loan Balance on March 31, 2002, plus the original amount of each Term Loan made under an Incremental Facility created from time to time, if any, pursuant to this Agreement prior to the time of the principal payment in question:

                    Loan Year                Annual Percentage Reduction
                 ---------------          ---------------------------------
                        1                                00.0%
                        2                                05.0%
                        3                                15.0%
                        4                                20.0%
                        5                                30.0%
                        6                                30.0%

     The aggregate principal amount of each installment paid during any Loan Year on the Term Loans shall be an amount equal to the applicable annual percentage reduction set forth above with respect to such Loan Year, divided by the number of quarterly installments to be made during such Loan
     ------- --
     Year (with the last installment in Loan Year 6, to be made on the Stated Maturity Date, deemed a quarterly installment for purposes of this Section
                                                                        -------
     2.08(a)). Notwithstanding anything to the contrary contained herein, in the
     -------
     event that the Borrower incurs Permitted Borrower Subordinated Indebtedness in accordance with Section 8.05(n) on or prior to March 31, 2002, then the
                        ---------------
     annual percentage reduction provided for above with respect to Loan Year 2 shall be zero percent (0%) and the annual percentage reduction with respect to Loan Year 6 shall be thirty-five percent (35%).

                 (b) Application of Term Loan Payments. Any payment made on Term
                     ---------------------------------
     Loans pursuant to this Section 2.08, Section 2.06 or Section 2.07 shall be
                            ------------  ------------    ------------
     applied pro rata to each Bank's Term Loans in accordance with such Bank's Term Facility Percentage (and, in the case of a Bank with both Incremental Term Loans and Term Loans that are not Incremental Term Loans, allocated ratably among such Bank's Incremental Term Loans and Term Loans that are not Incremental Term Loans).

                 (c) The Revolving Loans. Each Revolving Loan shall mature, and
                     -------------------
     the outstanding principal amount thereof shall be due and payable in full (together with all accrued and unpaid interest thereon) on the Maturity Date.

                 (d) Application of Revolving Loan Payments. Any payment made on
                     --------------------------------------
     Revolving Loans pursuant to this Section 2.08, Section 2.06, or Sections
                                      ------------  ------------     --------
     2.07(b), (c), (d), (e), (f) or (g) shall be applied pro rata to each Bank's
     -------  ---  ---  ---  ---    ---
     Revolving Loans in accordance with such Bank's Revolving Facility Percentage (and, in the case of a Bank with both Incremental Revolving Loans and Revolving Loans that are not Incremental Revolving Loans, allocated ratably among such Bank's Incremental Revolving Loans and Revolving Loans that are not Incremental Revolving Loans).

          2.09   Fees.  In addition to fees described in Section 3.08:
                 ----                                    ------------

                 (a) Commitment Fees.
                     ---------------

                     (i) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank with a Revolving Commitment, on the last Business Day of each March, June, September and December and on the earlier of the Maturity Date and the date on which the Aggregate Revolving Commitment shall have been terminated in full, an aggregate commitment fee (the "Revolving Commitment Fee") on the daily average
                               ------------------------
          amount of the Aggregate Available Revolving Commitment equal to (A)
          0.500% per annum for any period prior to the occurrence of a Qualified Issuance that the Consolidated Total Leverage Ratio as of the most recent Leverage Ratio Determination Date for such period is greater than or equal to 4.50 to 1.00 and 0.375% per annum for any period prior to the occurrence of a Qualified Issuance that the Consolidated Total Leverage Ratio as of the most recent Leverage Ratio Determination Date for such period is less than 4.50 to 1.00 and (B) 0.500% per annum for any period after the occurrence of a Qualified Issuance that the Consolidated Total Leverage Ratio as of the most recent Leverage Ratio Determination Date for such period is greater than or equal to 5.50 to 1.00 and 0.375% per annum for any period after the occurrence of a Qualified Issuance that the Consolidated Total Leverage Ratio as of the most recent Leverage Ratio Determination Date for such period is less than 5.50 to
          1.00. The Revolving Commitment Fee shall begin to accrue on and after the Effective Date and shall cease to accrue on the earlier of the Maturity Date and the date on which the Aggregate Revolving Commitments shall have been terminated in full.

                     (ii) The Borrower shall pay to the Administrative Agent for the account of each Bank with an Incremental Revolving Commitment, on the last Business Day of each March, June, September and December and on the earlier of the Maturity Date and the date on which each Incremental Revolving Commitment of a Bank shall have been terminated in full, the Incremental Commitment Fee for each Incremental Revolving Commitment of such Bank on the daily average amount of each of such Bank's aggregate unutilized Incremental Revolving Commitments. Each Incremental Commitment Fee shall begin to accrue on and after the date when the related Incremental Revolving Commitment shall have become effective hereunder and shall cease to accrue on the earlier of the Maturity Date and the date on which such Incremental Revolving Commitment shall have been terminated in full.

                 (b) Other Fees. The Borrower shall pay such other fees as have
                     ----------
     been, or may be, agreed upon between the Borrower and the Administrative Agent from time to time.

          2.10   Computation of Fees and Interest.
                 --------------------------------

                 (a) All computations of commitment fees, and of interest payable in respect of Base Rate Loans based upon the Reference Rate, shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                 (b) The Administrative Agent will promptly notify the Borrower and the Banks of each determination of the Eurodollar Rate; provided,
                                                                 --------
     however, that any failure to do so shall not relieve the Borrower of any
     -------
     liability hereunder. Any change in the interest rate on a Loan resulting from a change in the Applicable Margin or the Incremental Margin relating thereto shall become effective as of the opening of business on the relevant date of such change. The Administrative Agent will promptly notify the Borrower and the Banks of the effective date and the amount of each such change; provided, however, that any failure to do so shall not relieve
                  --------  -------
     the Borrower of any liability hereunder.

                 (c) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Banks in the absence of manifest error.

          2.11   Interest.
                 --------

                 (a) Except as provided in Section 2.11(d) below, each Term Loan
                                           ---------------
     and each Revolving Loan shall bear interest on the outstanding principal amount thereof from the Borrowing Date applicable thereto until it becomes due and payable at a rate per annum equal to the Base Rate, or the Eurodollar Rate, as selected by the Borrower from time to time pursuant to Sections 2.03 and 2.04, plus the Applicable Margin or Incremental Margin,
     -------------     ----  ----
     as the case may be, with respect to the Base Rate and the Eurodollar Rate then in effect.

                 (b) Any change in the Applicable Margin or the applicable Incremental Margin due to a change in the Consolidated Total Leverage Ratio shall be effective on the applicable Adjustment Date and shall apply to all Loans that are outstanding at any time during the period commencing on such Adjustment Date and ending on the date immediately preceding the next Adjustment Date.

                 (c) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any portion of any Loan (excluding Base Rate Loans, which such interest shall be paid on the next occurring Interest Payment Date) for the portion of such Loans so prepaid. During the existence of any Event of Default, interest shall be paid on demand.

                 (d) If any amount of principal of or interest on any Loan, or any other regularly scheduled amount payable hereunder or under any other Loan Document, is not paid in full when due and payable (whether at stated maturity, by acceleration, demand or otherwise), after giving effect to any applicable grace periods, the Borrower shall pay interest (after as well as before judgment) on the principal amount of all outstanding Loans at the applicable rate per annum provided in this Section 2.11 plus 2%, and on all
                                                ------------ ----
     other amounts (including interest) at a rate per annum equal to the Base Rate plus 2%.
          ----

                 (e) Anything herein to the contrary notwithstanding, the obligations of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Bank, and in such event the Borrower shall pay such Bank interest at the highest rate permitted by applicable law.

          2.12   Payments by the Borrower.
                 ------------------------

                 (a) All payments (including prepayments) to be made by the Borrower on account of principal, interest, drawings under Letters of Credit, fees and other amounts required hereunder shall be made without set-off or counterclaim and shall, except as otherwise expressly provided with respect to drawings under Letters of Credit and elsewhere herein, be made to the Administrative Agent for the ratable account of the relevant Banks at the Administrative Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (Dallas, Texas time) on the date specified herein. The Administrative Agent will promptly distribute to each relevant Bank its share, if any, of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Administrative Agent later than 12:00 noon (Dallas, Texas time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue until such payment is deemed to have been received.

                 (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be, subject to the provisions set forth in the definition of the term of "Interest Period" herein.

                 (c) Unless the Administrative Agent shall have received notice from the Borrower, prior to the date on which any payment is due to the Banks hereunder, that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent as required hereunder on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, cause to be distributed to each relevant Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have made such payment in full to the Administrative Agent, each relevant Bank shall repay to the Administrative Agent on demand such amount distributed to such Bank, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate as in effect for each such day.

          2.13   Payments by the Banks to the Administrative Agent.
                 -------------------------------------------------

                 (a) Unless the Administrative Agent shall have received notice from a Bank on the Effective Date or, with respect to each Borrowing after the Effective Date, at least one Business Day prior to the date of any proposed Borrowing, that such Bank will not make available to the Administrative Agent for the account of the Borrower the amount of such Bank's pro rata share of the applicable Commitments to which such Borrowing relates, the Administrative Agent may assume that each Bank has made such amount available to the Administrative Agent as required hereunder on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Borrower such amount, such Bank shall immediately make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate from the date of such Borrowing to the date on which the Administrative Agent recovers such amount from such Bank. A notice of the Administrative Agent submitted to any Bank with respect to amounts owing under this Section 2.13(a) shall be conclusive, absent manifest
                      ---------------
     error. If such amount is so made available by the relevant Bank, such payment to the Administrative Agent shall constitute such Bank's Loan on the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the next Business Day following such Borrowing Date, the Administrative Agent shall notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since such Borrowing Date, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                 (b) The failure of any Bank to make any Loan committed to by such Bank on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make Loans committed to by such other Bank on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make Loans committed to be made by such other Bank on any Borrowing Date.

          2.14   Sharing of Payments, etc.
                 ------------------------

                 (a) If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of Obligations relating to Revolving Loans and/or Term Loans, as the case may be, owing to it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Revolving Facility Percentage and/or Term Facility Percentage, respectively, such Bank shall forthwith (i) notify the Administrative Agent of such fact, and (ii) purchase from the other relevant Banks such participations in such Obligations relating to Revolving Loans and/or Term Loans, as applicable, made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each such other Banks; provided, however, that if all or any portion
                                 --------  -------
     of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other relevant Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's commitment percentage (according to the proportion of (x) the amount of such paying Bank's required repayment to (y) the total amount so recovered from the purchasing
     Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.14
                                                                  ------------
     and will in each case notify the relevant Banks following any such purchases.

                 (b) The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.14 may, to the
                                                      ------------
     fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.09) with respect
                                                     -------------
     to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

          2.15   Security Documents and Guaranty Agreements.
                 ------------------------------------------

                 (a) All Obligations under this Agreement and all other Loan Documents shall be secured in accordance with the Security Documents.

                 (b) All Obligations under this Agreement and all other Loan Documents shall be unconditionally guaranteed by the Parent Guarantors pursuant to the Parent Guaranty Agreements and by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement.

          2.16   Procedure for Incremental Loan Requests.
                 ---------------------------------------

                 (a) When the Borrower wishes to request one or more Banks or other financial institutions approved by the Administrative Agent (in each case, such approval not to be unreasonably withheld) to provide proposals for the providing of an Incremental Facility consisting of Incremental Revolving Loans or Incremental Term Loans to the Borrower, the Borrower may solicit requests from any such Banks or other financial institutions for the providing of (i) a commitment for an Incremental Revolving Loan (each, an "Incremental Revolving Commitment") or an Incremental Term Loan (each,
         --------------------------------
     an "Incremental Term Commitment"), as the case may be, and (ii) as
         ---------------------------
     applicable to such Incremental Revolving Commitments or Incremental Term Commitments, (x) the upfront fee to be charged by such Banks or other financial institutions in connection with the providing of such Incremental Revolving Commitments or Incremental Term Commitments (any such upfront fee, each an "Incremental Upfront Fee"), (y) the commitment fee to be
                   -----------------------
     charged by such Banks or other financial institutions with respect to such Incremental Revolving Commitments or Incremental Term Commitments (any such commitment fee, each an "Incremental Commitment Fee") and (z) the margins
                              --------------------------
     to be added by such Banks or other financial institutions to the Base Rate and the Eurodollar Rate for Loans made under such Incremental Revolving Commitment or Incremental Term Commitments (any such margin, an "Incremental Margin"). Upon the selection by the Borrower of Banks or other
      ------------------
     financial institutions, the Borrower shall promptly notify the Administrative Agent of the Banks or other financial institutions selected and the amount of the Incremental Revolving Commitments and/or Incremental Term Commitments, the Incremental Upfront Fee, Incremental Commitment Fee and the Incremental Margin as agreed upon by the Borrower and such Banks or other financial institutions; provided, that if such Incremental Margins
                                   --------
     are greater than the margins set forth in the definition of "Applicable Margin" contained in Section 1.01, or if such Incremental Commitment Fees
                          ------------
     are greater than the Revolving Commitment Fee set forth in Section 2.09(a),
                                                                ---------------
     the Incremental Loan Amendment pursuant to which such proposed Incremental Commitments are to be made available shall not become effective unless the prior written consent of the Majority Banks has been obtained.

                 (b) Notwithstanding anything to the contrary contained herein, it is understood and agreed that (i) there shall be no more than (x) five different Incremental Margins in effect in respect of all Incremental Loans and (y) five different Interest Periods in effect in respect of all Loans (including Incremental Loans) which are Eurodollar Loans; and (ii) if no Incremental Margin is agreed upon, with respect to any given Incremental Facility, then the Incremental Margin shall be deemed to be (x) the Applicable Margin for Revolving Loans (other than Incremental Revolving Loans) as in effect from time to time if the commitment is an Incremental Revolving Commitment or (y) the Applicable Margin for Term Loans (other than Incremental Term Loans) as in effect from time to time if the commitment is an Incremental Term Commitment.

                 (c) From time to time, the Borrower and the Banks shall furnish such information to the Administrative Agent as the Administrative Agent may request relating to the providing of an Incremental Loan, including the amounts, interest rates, and dates of Borrowings thereof, for purposes of the allocation of amounts received from the Borrower for payment on all amounts owing hereunder.


                                 ARTICLE III.

                               LETTERS OF CREDIT
                               -----------------
          3.01   Letter of Credit Subfacility.
                 ----------------------------

                 (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time, on any Business Day during the period from the Effective Date to the date which is 30 days prior to the Maturity Date to issue Letters of Credit for the account of the Borrower and its Subsidiaries, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.02(b) and 3.02(d), and (B) to
                                      ----------------     -------
     honor drafts under the Letters of Credit; and (ii) the Banks with Revolving Commitments severally agree to participate in such Letters of Credit; provided however that the Issuing Bank shall not issue any Letter of Credit
     --------
     if as of the date of, and after giving effect to, the issuance of such Letter of Credit, (x) the aggregate amount of all Letter of Credit Obligations plus the aggregate principal amount of all Revolving Loans made under the Revolving Commitments shall exceed the Aggregate Revolving Commitment or (y) the Letter of Credit Obligations shall exceed the Letter of Credit Commitment.

                 (b) The Issuing Bank shall be under no obligation to issue any Letter of Credit if:

                     (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it;

                     (ii) the Issuing Bank has received written notice from any Bank, the Administrative Agent or the Borrower on or prior to the Business Day prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in
          Article V is not then satisfied;
          ---------

                     (iii) the expiry date of any requested Letter of Credit (x) is more than one year after the date of issuance, unless the Majority Banks and the Issuing Bank have approved such expiry date in writing or (y) is later than the Maturity Date;

                     (iv) any requested Letter of Credit is not in form and substance acceptable to the Issuing Bank, or the issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

                     (v) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

                     (vi) such Letter of Credit is in a face amount less than $20,000 or to be denominated in a currency other than Dollars.

          3.02   Issuance, Amendment and Renewal of Letters of Credit.
                 ----------------------------------------------------

                 (a) Each Letter of Credit shall be issued upon (x) the irrevocable written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least four Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance and (y) approval by the Administrative Agent of such request. Each request by the Borrower for issuance of a Letter of Credit shall be by facsimile, confirmed promptly in an original writing, in the form of a Letter of Credit Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may reasonably require.

                 (b) From time to time while a Letter of Credit is outstanding and prior to the Maturity Date, the Issuing Bank will, upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, upon approval by the Administrative Agent of such request amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, made in the form of a Letter of Credit Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the

     Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may reasonably require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit.

                 (c) The Administrative Agent will promptly notify the Banks with Revolving Commitments of the receipt by it of any Letter of Credit Application or Letter of Credit Amendment Application.

                 (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Maturity Date, at the option of the Borrower and upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, in the form of a Letter of Credit Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed;
     (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may reasonably require. The Issuing Bank shall be under no obligation to renew any Letter of Credit if the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 3.02(d) upon the request of the Borrower, the
                          ---------------
     Issuing Bank shall not have received any Letter of Credit Amendment Application from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to be renewed, and the Borrower and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received a Letter of Credit Amendment Application from the Borrower requesting such renewal.

                 (e) This Agreement shall control in the event of any conflict with any Letter of Credit Related Document (other than any Letter of Credit, the provisions of which shall control in any event).

                 (f) The Issuing Bank will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

          3.03   Participations, Drawings and Reimbursements.
                 -------------------------------------------

                 (a) Immediately upon the issuance of each Letter of Credit, each Bank with a Revolving Commitment shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Revolving Commitment Percentage of such Bank multiplied by (ii) the maximum amount available to be drawn under
               -------------
     such Letter of Credit and the amount of such drawing, respectively.

                 (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Borrower. The Borrower shall reimburse the Issuing Bank on the same date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, a "Disbursement Date"), in an amount
                                          -----------------
     equal to the amount so paid by the Issuing Bank, provided that if such
                                                      --------
     drawing occurs after 11:00 A.M. (Dallas, Texas time) the Disbursement Date shall be deemed to be the Business Day following the date of such drawing. In the event the Borrower shall fail to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 11:00 A.M. (Dallas, Texas time) on the Disbursement Date, the Issuing Bank will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Loans consisting of Base Rate Revolving Loans be made by the Banks with Revolving Commitments (and hereby irrevocably consents to such deemed request) pursuant to Section 2.01(b) to be
                                                  ---------------
     disbursed on the Disbursement Date under such Letter of Credit, subject to the amount of the Aggregate Available Revolving Commitment and subject to the conditions set forth in Section 5.03. Any notice given by the Issuing
                                 ------------
     Bank or the Administrative Agent pursuant to this Section 3.03(b) may be
                                                       ---------------
     oral if immediately confirmed in writing (including by facsimile); provided, however, that the lack of such an immediate confirmation shall
     --------
     not affect the conclusiveness or binding effect of such notice.

                 (c) Each Bank which has a Revolving Commitment shall upon receipt of any notice pursuant to Section 3.03(b) make available to the
                                       ---------------
     Administrative Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Revolving Commitment Percentage of the amount of the drawing, whereupon each participating Bank with Revolving Commitments shall (subject to Section
                                                                     -------
     3.03(d)) each be deemed to have made a Revolving Loan consisting of a Base
     -------
     Rate Revolving Loan to the Borrower in that amount. If any Bank so notified shall fail to make available to the Administrative Agent for the account of the Issuing Bank the amount of such Bank's Revolving Commitment Percentage of the amount of the drawing by no later than 1:00 P.M. (Dallas, Texas time) on the Disbursement Date, then interest shall accrue on such Bank's obligation to make such payment, from the Disbursement Date to the date such Bank makes such payment, at a rate per annum equal to (i) the Federal Funds Rate in effect from time to time during the period commencing on the later of the Disbursement Date and the date such Bank receives notice of the Disbursement Date prior to 1:00 P.M. (Dallas, Texas time) on such date and ending on the date three Business Days thereafter and (ii) thereafter at the Base Rate as in effect from time to time. The Administrative Agent will promptly give notice of the occurrence of a Disbursement Date, but failure of the Administrative Agent to give any such notice on a Disbursement Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.03.
                            ------------

                 (d) With respect to any unreimbursed drawing which is not converted into Revolving Loans consisting of Base Rate Revolving Loans to the Borrower in whole or in part because the Aggregate Available Revolving Commitment is less than such unreimbursed drawing or because of the Borrower's failure to satisfy the conditions set forth in Section 5.03, the
                                                               ------------
     Borrower shall be deemed to have incurred from the Issuing Bank a Letter of Credit Borrowing in the amount of such drawing, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the
                                                                    ----
     Applicable Margin for Base Rate Loans plus, in the case of any Letter of
                                           ----
     Credit Borrowing outstanding after the Disbursement Date, 2% per annum, and each Bank's payment to the Issuing Bank pursuant to Section 3.03(c) shall
                                                         ---------------
     be deemed payment in respect of its participation in such Letter of Credit Borrowing.

                 (e) The obligation of each Bank with a Revolving Commitment to make Revolving Loans or fund its participation in any Letter of Credit Borrowing, as contemplated by this Section 3.03, as a result of a drawing
                                        ------------
     under a Letter of Credit shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, defense or other right which such Bank may have against the Issuing Bank, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          3.04   Repayment of Participations.
                 ---------------------------

                 (a) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Bank of funds from the Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Administrative Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to Section 3.03, or (ii) in payment of interest on
                           ------------
     amounts described in clause (i), the Administrative Agent will pay to each Bank, in the same funds as those received by the Administrative Agent for the account of the Issuing Bank, the amount of such Bank's Revolving Commitment Percentage of such funds, and the Issuing Bank shall receive the amount of the Revolving Commitment Percentage of such funds of any Bank that did not so pay the Administrative Agent for the account of the Issuing Bank.

                 (b) If the Administrative Agent or the Issuing Bank is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any similar official in any Insolvency Proceeding, any portion of the payments made by the Borrower to the Administrative Agent for the account of the Issuing Bank pursuant to
     Section 3.04(a) in reimbursement of a payment made under the Letter of
     ---------------
     Credit or
     interest or fee thereon, each Bank shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the Issuing Bank the amount of its Revolving Commitment Percentage of any amounts so returned by the Administrative Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Administrative Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

          3.05   Role of the Issuing Bank.
                 ------------------------

                 (a) Each Bank and the Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                 (b) The Issuing Bank and its correspondents, participants and assignees shall not be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Majority Banks; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit Related Document.

                 (c) The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit. The Issuing Bank and its correspondents, participants and assignees shall not be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.06; provided, however
                  -----------         -----    ------------  --------
     that the Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves was caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          3.06   Obligations Absolute. The obligations of the Borrower under
                 --------------------
this Agreement and any Letter of Credit Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any Letter of Credit Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Related Document under all circumstances, including the following: (a) any lack of validity or enforceability of this Agreement or any Letter of Credit Related Document; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Related Documents; (c) the existence of any claim, set-off, defense or other right that any Credit Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any other Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Related Documents or any unrelated transaction; (d) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit; (e) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding; (f) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Credit Party.

          3.07   Cash Collateral Pledge. Upon (a) the request of the
                 ----------------------
Administrative Agent, (i) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in a Letter of Credit Borrowing hereunder, or (ii) if, as of the Maturity Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (b) the occurrence of a Default or Event of Default or (c) the occurrence of the circumstances described in Section 2.07(a)(ii) requiring the
                                             -------------------
Borrower to Cash Collateralize Letters of Credit, then the Borrower shall immediately Cash Collateralize the Letter of Credit Obligations in an amount equal to the Letter of Credit Obligations (or in the case of clause (c) above, the excess amount required pursuant to Section 2.07(a)(ii)) and such cash will
                                       -------------------
be held as security for all Obligations of the Borrower to the Banks hereunder in a cash collateral account to be established by the Administrative Agent, and during the existence of an Event of Default, the Administrative Agent may, upon the request of the Majority Banks, apply such amounts so held to the payment of such outstanding Obligations; provided that on a date upon which no Default or
                              --------
Event of Default exists and no Letter of Credit Obligations remain outstanding, the Administrative Agent, at the request and expense of the Borrower, will duly release the cash held hereunder as security in any cash collateral account and shall assign, transfer and deliver to the Borrower (without recourse and without any representation or warranty) such cash as is then being released and has not theretofore been released pursuant to this Agreement.

          3.08   Letter of Credit Fees.
                 ---------------------

                 (a) The Borrower shall pay to the Administrative Agent (for the account of each Bank with a Revolving Commitment) a letter of credit fee with respect to each Letter of Credit issued and outstanding hereunder equal to the Applicable Margin for Eurodollar Loans (as in effect from time to time during the period of calculation thereof), computed on the average daily maximum amount available to be drawn on each Letter of Credit outstanding for the relevant period. Such Letter of Credit fee shall be due and payable in arrears on each Interest Payment Date for Base Rate Loans.

                 (b) The Borrower shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit issued by the Issuing Bank equal to 0.25% per annum of the entire amount available to be drawn from time to time under each such issued Letter of Credit. Such Letter of Credit fronting fee shall be due and payable in arrears on each Interest Payment Date for Base Rate Loans.

                 (c) The Borrower shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

          3.09   Applicability of ISP98 and UCP. Unless otherwise expressly
                 ------------------------------
agreed by the Issuing Bank and the Borrower, when a Letter of Credit is issued
(a) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (b) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the
      ---
Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.


                                  ARTICLE IV.

                    TAXES, YIELD PROTECTION AND ILLEGALITY
                    --------------------------------------

          4.01   Taxes. Subject to Section 4.01(g), any and all payments by a
                 -----             ---------------
Credit Party to any Bank or the Administrative Agent under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Administrative Agent, as the case may be, such taxes (including income taxes or franchise taxes) as are imposed on or measured by such Person's net income by the jurisdiction under the laws of which such Person is organized or has its principal office or maintains a Lending Office or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                            -----

                 (a) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").
                                  -----------

                 (b) Subject to Section 4.01(g), the Borrower shall indemnify
                                ---------------
     and hold harmless each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under Section 4.01(c)) paid by such
                                                  ----------------
     Bank or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

                 (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Administrative Agent, then, subject to Section
                                                                         -------
     4.01(g):
     -------
                     (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.01(c)) such
                                                           ---------------
          Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                     (ii)  the Borrower shall make such deductions; and

                     (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                 (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.02, the
                                                         -------------
     original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

                 (e) Each Bank which is organized under the laws of a jurisdiction outside the United States agrees that:

                     (i) it shall, no later than the Effective Date (or, in the case of a Bank which becomes a party hereto pursuant to Section
                                                                      -------
          11.07 after the Effective Date, the date upon which such Bank becomes
          -----
          a party hereto) deliver to the Borrower through the Administrative Agent two accurate and complete signed originals of Internal Revenue Service Form W-8BEN or any successor thereto ("Form W-8BEN"), or two
                                                         -----------
          accurate and complete signed originals of Internal Revenue Service Form W-8ECI or any successor thereto ("Form W-8ECI"), as appropriate,
                                                 -----------
          in each case indicating that such Bank is on the date of delivery thereof entitled to receive all payments under this Agreement free from withholding of United States Federal income tax;

                     (ii) if at any time such Bank makes any changes, including a change of a Lending Office or its principal office, place of incorporation or fiscal residence, necessitating a new Form W-8BEN or Form W-8ECI, it shall, to the extent it is legally entitled to do so, promptly deliver to the Borrower through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8BEN or Form W-8ECI, as appropriate, in each case indicating that such Bank is on the date of delivery thereof entitled to receive all payments under this Agreement free from withholding of United States Federal income tax;

                     (iii) it shall, to the extent it is legally entitled to do so, before or promptly after the occurrence of any event, including the passing of time but excluding any event mentioned in Section
                                                                   -------
          4.01(e)(ii), requiring a change in or renewal of the most recent Form
          -----------
          W-8BEN or Form W-8ECI previously delivered by such Bank, deliver to the Borrower through the Administrative Agent two accurate and complete original signed copies of Form W-8BEN or Form W-8ECI in replacement for the forms previously delivered by such Bank indicating that such Bank continues to be entitled to receive all payments under this Agreement free from any withholding of any United States Federal income tax;

                     (iv) it shall, to the extent it is legally entitled to do so, promptly upon the Borrower's or the Administrative Agent's reasonable request to that effect, deliver to the Borrower or the Administrative Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's complete exemption from withholding on all payments under this Agreement;

                     (v) if such Bank claims or is entitled to claim exemption from withholding tax under a United States tax treaty by providing a Form W-8ECI and such Bank sells or grants a participation of all or part of its rights under this Agreement, such Bank shall notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner under this Agreement. To the extent of this percentage amount, the Administrative Agent shall treat such Bank's Form W-8ECI as no longer in compliance with this Section 4.01(e). In
                                                           ---------------
          the event a Bank claiming exemption from United States withholding tax by filing Form W-8BEN with the Administrative Agent sells or grants a participation in its rights under this Agreement, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code; and

                     (vi) without limiting or restricting any Bank's right to increased amounts under Section 4.01(c) from the Borrower upon
                                  ---------------
          satisfaction of such Bank's obligations under the provisions of this
          Section 4.01(e), if such Bank is entitled to a reduction in the
          ---------------
          applicable withholding tax, the Administrative Agent may (but shall not be obligated to) withhold from any interest to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other administrative documentation required by Section 4.01(e)(i) are not delivered to the Administrative
                      ------------------
          Agent, then the Administrative Agent shall withhold from any interest payment to a Bank not providing such forms or other documentation, an amount equivalent to the applicable withholding tax and in addition, the Administrative Agent shall also withhold against periodic payments other than interest payments to the extent United States withholding tax is not eliminated by obtaining Form W-8BEN or Form W-8ECI. The Borrower shall indemnify and hold harmless the Administrative Agent and each of its officers, directors, employees, counsel, agents and attorney-in-fact, on an after tax basis, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind whatsoever incurred as a result of or in connection with the Administrative Agent's failure to withhold as provided pursuant to the preceding sentence, unless such failure constitutes gross negligence or willful misconduct of the Administrative Agent itself as the same is determined by a final judgment of a court of competent jurisdiction and the obligations in this sentence shall survive payment of all other Obligations.

                 (f) The Borrower will not be required to pay any additional amounts in respect of Taxes imposed by the United States Federal government pursuant to Sections 4.01(a) or 4.01(c) to any Bank:
                 ----------------    -------

                     (i) if and to the extent the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under Section 4.01(e) in respect
                                                    ---------------
          of its Lending Office;

                     (ii) if such Bank shall have delivered to the Borrower a Form W-8BEN in respect of its Lending Office pursuant to Section
                                                                   -------
          4.01(e)(i)-(iii) or such other forms or similar documentation pursuant
          ----------------
          to Section 4.01(e)(iv), to the extent such Bank shall not at any time
             -------------------
          be entitled to exemption from all withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN or such other forms or similar documentation; or

                     (iii) if such Bank shall have delivered to the Borrower a Form W-8ECI in respect of its Lending Office pursuant to Section
                                                                   -------
          4.01(e)(i)-(iii) or such other forms or similar documentation pursuant
          ----------------
          to Section 4.01(e)(iv), to the extent such Bank shall not at any time
             -------------------
          be entitled to exemption from all deductions or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI or such other forms or similar documentation.

                    (g) Each Bank agrees that it shall, at any time upon reasonable advance request in writing by the Borrower or the Administrative Agent, promptly deliver such certification or other documentation as may be required under the law or regulation in any applicable jurisdiction and which such Bank is entitled to submit to avoid or reduce withholding taxes on amounts to be paid by the Borrower and received by such Bank pursuant to this Agreement or any other Loan Document.

                    (h) The Borrower shall indemnify each Bank and the Administrative Agent, to the extent required by this Section 4.01,
                                                              ------------
         within 30 days after receipt of written request from such Bank or the Administrative Agent thereof accompanied by a written statement describing in reasonable detail the Taxes or Other Taxes that are the subject of the basis for such indemnity and the computation of the amount payable.

                    (i) If a Bank or the Administrative Agent shall become aware that it is entitled to claim a refund of any withholding Taxes or Other Taxes paid by the Borrower under this Section 4.01 from the
                                                     ------------
         taxing authority imposing such Taxes or Other Taxes, such Bank or the Administrative Agent, as the case may be, shall, at the expense of the Borrower, use reasonable efforts to obtain such refund and upon receipt thereof, shall promptly pay to the Borrower the amount so received.

                    (j) If the Borrower is required to pay additional amounts to any Bank or the Administrative Agent pursuant to Section 4.01(c),
                                                             ---------------
         then such Bank shall, upon the Borrower's request, use its reasonable best efforts (consistent with policy considerations of such Bank) to change the jurisdiction of its Lending Office so as to reduce or eliminate any such additional payment which may thereafter accrue if such change in the reasonable judgment of such Bank is not otherwise disadvantageous to such Bank.

                    (k) Each Bank agrees that it will (i) take all reasonable actions reasonably requested by the Borrower (consistent with policy considerations by such Bank) to maintain all exemptions, if any, available to it from withholding taxes (whether available by treaty or existing administrative waiver), and (ii) to the extent reasonable, otherwise cooperate with the Borrower to minimize any amounts payable by the Borrower under this Section 4.01, in any case described in the
                                    ------------
         preceding clauses (i) and (ii), however, only if such action or cooperation is not disadvantageous to such Bank in the reasonable judgment of such Bank.

               4.02 Illegality.
                    ----------

                    (a) If any Bank shall determine that (i) the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration thereof, has made it unlawful, or (ii) any central bank or other Governmental Authority has asserted that it is unlawful for any Bank or its Lending Office, to make a Eurodollar Loan or to convert any Base Rate Loan to a Eurodollar Loan, then, on notice thereof by such Bank to the Borrower through the Administrative Agent, the obligation of such Bank to make or convert any such Loans shall be suspended, and any such Loan to be made or continued by such Bank shall instead be made or continued as a Base Rate Loan, until such Bank shall have notified the

         Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                    (b) If a Bank shall determine that it is unlawful to maintain any Eurodollar Loan, all Eurodollar Loans of such Bank then outstanding shall be automatically converted to Base Rate Loans, either on the last day of the Interest Period thereof if such Bank may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Eurodollar Loans, and the Borrower shall pay any amounts required to be paid in connection therewith pursuant to Section 4.04.
                                                  ------------

                    (c) Before giving any notice to the Administrative Agent pursuant to this Section 4.02, the affected Bank shall designate a
                          ------------
         different Lending Office with respect to its Eurodollar Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Bank, be illegal, inconsistent with the policies of such Bank or otherwise disadvantageous to such Bank.

               4.03 Increased Costs and Reduction of Return.
                    ---------------------------------------

                    (a) If any Bank or the Issuing Bank shall determine that, due to either (i) the introduction of or any change in or in the interpretation or administration of any law or regulation (other than any law or regulation relating to taxes, including those relating to Taxes or Other Taxes) after the Effective Date or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) made after the Effective Date, there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Loans or participating in any Letter of Credit Obligations, or any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Borrower shall be liable for, and shall from time to time, upon demand therefor by such Bank or the Issuing Bank, as the case may be (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank or the Issuing Bank, additional amounts as are sufficient to compensate such Bank or the Issuing Bank for such increased costs.

                    (b) If any Bank or the Issuing Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation after the Effective Date, (ii) any change in any Capital Adequacy Regulation after the Effective Date, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof after the Effective Date, or (iv) compliance by any Bank (or its Lending Office) or the Issuing Bank, as the case may be, or any corporation controlling such Bank or the Issuing Bank, as the case may be, with any Capital Adequacy Regulation adopted after the Effective Date, affects or would affect the amount of capital required or expected to be maintained by such Bank or the Issuing Bank or any corporation controlling such Bank or the Issuing Bank and (taking into consideration such Bank's, the Issuing Bank's or such corporation's policies with respect to capital adequacy and such Bank's, the Issuing

         Bank's or such corporation's desired return on capital) determines that the amount of such capital is (or is required to be) increased as a consequence of its Commitments, Loans, participations in Letters of Credit, or obligations under this Agreement, then, upon demand of such Bank or the Issuing Bank (with a copy to the Administrative Agent), the Borrower shall be liable for and shall immediately pay to such Bank or the Issuing Bank, from time to time as specified by such Bank or the Issuing Bank, additional amounts sufficient to compensate such Bank or the Issuing Bank for such increase.

               4.04 Funding Losses. The Borrower shall reimburse each Bank and
                    --------------
hold each Bank harmless from any loss, cost or expense (other than loss of margin) which such Bank may sustain or incur as a consequence of: (a) any failure by the Borrower to make any payment of principal of any Eurodollar Loan (including payments made after any acceleration thereof); (b) any failure by the Borrower to borrow a Eurodollar Loan or continue a Eurodollar Loan when such Eurodollar Loan is due and payable or convert a Base Rate Loan to a Eurodollar Loan after the Borrower has given a Notice of Borrowing, or a Notice of Conversion/Continuation as the case may be; (c) any failure by the Borrower to make any prepayment of a Eurodollar Loan after the Borrower has given a notice in accordance with Section 2.06; or (d) any payment or prepayment (including
                   ------------
pursuant to Section 2.06 or 2.07 or after acceleration thereof) of any
            ------------    ----
Eurodollar Loan for any reason whatsoever on a day which is not the last day of the Interest Period with respect thereto; including in each case any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain any Eurodollar Loan hereunder or from fees payable to terminate the deposits from which such funds were obtained.

               4.05 Inability to Determine Rates. Notwithstanding anything to
                    ----------------------------
the contrary contained in this Agreement, if, in relation to any proposed Eurodollar Loan, (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon all parties hereto) that by reason of circumstances affecting the interbank markets adequate and fair means do not exist for ascertaining the Eurodollar Rate to be applicable to such Eurodollar Loan or (b) the Administrative Agent shall have received notice from the Majority Banks that the Eurodollar Rate determined or to be determined for any Interest Period will not adequately and fairly reflect the cost to such Banks (as conclusively certified by such Banks) of making or maintaining their affected Loans during such affected Interest Period, then, the obligation of the Banks to make, continue or maintain Eurodollar Loans or to convert Base Rate Loans into Eurodollar Loans shall be suspended until the Administrative Agent upon the instruction of the Majority Banks, as applicable, revokes such notice in writing. If, notwithstanding the provisions of this Section 4.05, any Bank
                                                       ------------
has made available to the Borrower its pro rata share of any such proposed Eurodollar Loan, then the Borrower shall immediately repay the amount so made available to it by such Bank, together with accrued interest thereon, if any, or shall convert such proposed Eurodollar Loan to a Base Rate Loan.

               4.06 Reserves on Eurodollar Loans. The Borrower shall pay to each
                    ----------------------------
Bank, if and as long as such Bank shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of
 ------------------------
each Eurodollar Loan equal to actual costs of such reserves allocated to such Loan by such Bank (as determined by such Bank in good faith, which determination shall be conclusive absent manifest error), payable on each date on which interest is payable on such

Loan, provided that the Borrower shall have received at least 15 days' prior
      --------
written notice (with a copy to the Administrative Agent) of such additional interest from the Bank. If a Bank fails to give such notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days after receipt by the Borrower of such notice.

               4.07 Certificates of Banks. Any Bank (including the Issuing Bank)
                         ---------------------
claiming reimbursement or compensation pursuant to this Article IV shall deliver
                                                        ----------
to the Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Person hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

               4.08 Change of Lending Office, Replacement Bank.
                    ------------------------------------------

                    (a) Each Bank agrees that upon the occurrence of an event giving rise to the operation of Section 4.02 or 4.03 with respect to
                                         ------------    ----
         such Bank, it will if so requested by the Borrower, use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office for any Loans affected by such event with the object of avoiding the consequence of the event giving rise to the operation of such section; provided
                                                                 --------
         however that such designation would not, in the sole judgment of such Bank, be otherwise disadvantageous to such Bank. Nothing in this
         Section 4.08(a) shall affect or postpone any of the obligations of the
         ---------------
         Borrower or the right of any Bank provided in Section 4.02 or 4.03.
                                                       ------------    ----

                    (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, (i) upon the occurrence of any event that obligates the Borrower to pay any amount under Section 4.01
                                                                   ------------
         or giving rise to the operation of Section 4.02 or Section 4.03 with
                                            ------------    ------------
         respect to any Bank or (ii) as provided in Section 11.01(b) in the case
                                                    ----------------
         of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Majority Banks, the Borrower shall have the right, if no Default or Event of Default then exists or will exist immediately after giving effect to the respective replacement, to replace such Bank (the "Replaced Bank") by designating another Bank or
                                 -------------
         an Eligible Assignee (such Bank or Eligible Assignee being herein called a "Replacement Bank") to which such Replaced Bank shall assign,
                   ----------------
         in accordance with Section 11.07 and without recourse to or warranty
                            -------------
         by, or expense to, such Replaced Bank, the rights and obligations of such Replaced Bank hereunder (except for such rights as survive repayment of the Loans), and, upon such assignment, such Replaced Bank shall no longer be a party hereto or have any rights hereunder and such Replacement Bank shall succeed to the rights and obligations of such Replaced Bank hereunder. The Borrower shall pay to such Replaced Bank in same day funds on the date of replacement all interest, fees and other amounts then due and owing such Replaced Bank by the Borrower hereunder to and including the date of replacement, including, without limitation, costs incurred under Sections 4.01, 4.02 and/or 4.03.
                                          -------------  ----        ----

               4.09 Survival. The agreements and obligations of the Borrower set
                    --------
forth in this Article IV shall survive the payment of all other Obligations.
              ----------

                                  ARTICLE V.

                             CONDITIONS PRECEDENT
                             --------------------

               5.01 Conditions to the Effective Date. The occurrence of the
                    --------------------------------
Effective Date and the obligation of the Banks to make Loans and the Issuing Bank to issue Letters of Credit on the Initial Borrowing Date are subject to the receipt by the Administrative Agent prior to or concurrently with the occurrence of the Effective Date and the making of Loans and the issuance of Letters of Credit on the Initial Borrowing Date of each of the items set forth in this
Section 5.01 in form and substance reasonably satisfactory to the Administrative
------------
Agent and the Banks and in sufficient copies for each Bank:

                    (a)  Credit Agreement. This Agreement duly executed and
                         ----------------
         delivered by the Parent Guarantors, the Borrower, the Administrative Agent, the Issuing Bank and each of the other Banks (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of a facsimile or other written confirmation from such party of execution of a counterpart of this Agreement by such party).

                    (b) Closing Certificates. A Closing Certificate of each
                        --------------------
         Credit Party, dated the Effective Date, duly executed by a Responsible Officer and the Secretary or any Assistant Secretary of such Credit Party, together with:

                        (i) original certificates of existence and good standing, dated not more than 10 days prior to the Effective Date, from appropriate officials of each Credit Party's respective state of incorporation or organization and certificates of good standing and authority to do business, dated not more than 10 days prior to Effective Date, from appropriate officials of any and all jurisdictions where each Credit Party's property or business makes qualification to transact business therein necessary and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

                        (ii) copies of Board Resolutions of each Credit Party approving the Loan Documents to which such Credit Party is a party and authorizing the transactions contemplated herein and therein, duly adopted at a meeting of, or by the unanimous written consent of, the Board of Directors of such Credit Party; and

                        (iii) a copy of all Charter Documents of each Credit
               Party. The articles/certificate of incorporation (or equivalent limited liability company document) of each Credit Party shall be accompanied by an original certificate issued by the Secretary of the State of incorporation or organization of such Credit Party, dated not more than 10 days prior to the Effective Date, certifying that such copy is correct and complete.

                    (c) Cancellation of Liens. Evidence that all Liens other
                        ---------------------
         than Permitted Liens have been canceled and released, including duly executed releases and UCC-3 financing statements in recordable form and otherwise in form and substance satisfactory to the Administrative Agent.

                    (d) Security Documents.
                        ------------------

                        (i) The Pledge and Security Agreement, duly executed and delivered by each Nexstar Entity, together with

                             (A) all certificates and instruments (endorsed in blank) representing the Pledged Collateral then to be pledged,

                             (B)  an undated stock power for each such
                    certificate executed in blank,

                             (C) with respect to Pledged Collateral, if any, consisting of book-entry shares, evidence that all actions described in the Pledge and Security Agreement which are necessary to create and perfect the security interests in such Pledged Collateral pursuant to the Pledge and Security Agreement in accordance with Article 9 of the applicable Uniform Commercial Code have been taken,

                             (D) evidence that such actions have been taken as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge and Security Agreement (including, without limitation, evidence that such Pledged Entity has duly recorded the security interest created by the Pledge and Security Agreement in the partnership or limited liability company books and records of such Pledged Entity), and

                             (E)  original copies of any promissory notes
                    required to be pledged under the Pledge and Security Agreement, endorsed in blank; and

                        (ii) the Security Agreement, duly executed by each
               Nexstar Entity, together with

                             (A) executed copies of Financing Statements (Form UCC-1) in appropriate form for filing under the Uniform Commercial Code of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement,

                             (B) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent lien search reports, each of recent date listing all effective financing statements that name each Credit Party as debtor and that are filed in each jurisdiction, as may be necessary to perfect the security interests of the Banks under the Security Documents, together with copies of such financing statements (none of which shall cover the Collateral except
                    (x) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Administrative Agent and (y) to the extent evidencing Permitted Liens); and

                        (iii) evidence that all other actions necessary or, in
               the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Pledge and Security Agreement and the Security Agreement have been taken.

                    (e) Legal Opinions.
                        --------------

                        (i) An opinion of Kirkland & Ellis, counsel to the Credit Parties, addressed to the Administrative Agent and the Banks, which opinion shall cover such matters incident to the transactions contemplated herein and in the other Loan Documents as the Administrative Agent may reasonably request and shall be in form and substance reasonably satisfactory to the Administrative Agent; and

                        (ii) an opinion of FCC counsel to the Credit Parties addressed to the Administrative Agent and the Banks, which opinion shall cover such matters incident to the transactions contemplated herein and in the other Loan Documents as the Administrative Agent may reasonably request and shall be in form and substance reasonably satisfactory to the Administrative Agent.

                    (f) Certificates.  Certificates signed by a Responsible
                        ------------
         Officer of each applicable Credit Party, dated as of the Effective Date, stating that:

                        (i) the representations and warranties of the Parent Guarantors and the Borrower contained in Article VI and the
                                                        ----------
               representations and warranties of the other Credit Parties set forth in the Loan Documents to which they are a party are true and correct on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                        (ii) no Default or Event of Default exists both before and after giving effect to any Borrowing or the issuance of any Letter of Credit on the Initial Borrowing Date; and

                        (iii) after giving effect to the initial Credit Event
               under this Agreement, no Nexstar Entity will have any Indebtedness outstanding except as shall be permitted under
               Section 8.05.
               ------------

                    (g) Pro Forma Financial Statements. A consolidated balance
                        ------------------------------
         sheet and income statement from each of the Ultimate Parent and its Subsidiaries and the Borrower and its Subsidiaries as of October 31, 2000, calculated on a Pro Forma Basis giving effect to the initial borrowings to be made under this Agreement and the Nexstar Finance Holdings Bridge, the refinancing of the Existing Credit Agreement, the Midwest

         Acquisition and the payment or accrual of all fees and expenses payable in connection with the foregoing.

                    (h) Solvency Certificate. A Solvency Certificate, duly
                        --------------------
         executed by the Chief Financial Officer of each Nexstar Entity, certifying to the Banks that each Nexstar Entity is Solvent both before and after giving effect to the transactions contemplated by this Agreement.

                    (i) Solvency Opinion. An original solvency opinion letter
                        ----------------
         prepared by Valuation Research Corp., for the Ultimate Parent, Nexstar Finance Holdings and the Borrower and its Subsidiaries, opining to the Administrative Agent and the Banks that the Ultimate Parent, Nexstar Finance Holdings, the Borrower and each of its Subsidiaries is Solvent, both before and after giving effect to the transactions contemplated in this Agreement, including the incurrence of Indebtedness under this Agreement and the Nexstar Finance Holdings Bridge, the incurrence of the Guaranty Obligations created under the Guaranty Agreements and the consummation of the Midwest Acquisition, in form and substance satisfactory to the Administrative Agent.

                    (j) Parent Guaranty Agreements. The Parent Guaranty
                        --------------------------
         Agreements duly executed and delivered by each Parent Guarantor.

                    (k) Subsidiary Guaranty Agreement. The Subsidiary Guaranty
                        -----------------------------
         Agreement duly executed and delivered by each Subsidiary Guarantor.

                    (l) Bastet/Mission Guaranty of Nexstar Obligations. The
                        ----------------------------------------------
         Bastet/Mission Entities shall have executed and delivered to the Administrative Agent a Guaranty Agreement of the Bastet/Mission Entities in favor of the Banks, in the form of Exhibit M, whereby the
                                                        ---------
         Bastet/Mission Entities shall have guaranteed the Obligations (the "Bastet/Mission Guaranty of Nexstar Obligations").
          ----------------------------------------------

                    (m) Intentionally Deleted..
                        ---------------------

                    (n) Joint Sales Agreements, Shared Services Agreements and
                        ------------------------------------------------------
         Local Marketing Agreements. Certified copies of Joint Sales Agreements,
         --------------------------
         Shared Services Agreements and/or Local Marketing Agreements covering all of the television broadcast stations owned by the Bastet/Mission Entities.

                    (o) Reimbursement and Contribution Agreements. The following
                        -----------------------------------------
         Reimbursement and Contribution Agreements, each duly executed by the applicable Credit Parties:

                        (i) a Reimbursement and Contribution among the Borrower and the Subsidiary Guarantors with respect to the Guaranty Obligations of such Subsidiary Guarantors under the Subsidiary Guaranty Agreement;

                        (ii) a Reimbursement and Contribution among the Borrower and the direct Subsidiaries of the Ultimate Parent with respect to the Guaranty

         Obligations of such Subsidiaries under the Parent Guaranty Agreement executed by such Subsidiaries; and

                        (iii) a Reimbursement and Contribution among the Borrower and the Bastet/Mission Entities with respect to the Guaranty Obligations of the Bastet/Mission Entities under the Bastet/Mission Guaranty of Nexstar Obligations.

                    (p) Capital Contribution Agreement. ABRY L.P. III shall have
                        ------------------------------
         executed and delivered to the Administrative Agent a Capital Contribution Agreement in the form of Exhibit N.
                                               ---------

                    (q) Other Documents. Such other approvals, opinions or
                        ---------------
         documents, including financing statements, as the Administrative Agent or any Bank may reasonably request.

              5.02  Additional Conditions to the Effective Date.
                    -------------------------------------------

              The occurrence of the Effective Date and the obligation of the Banks to make Loans and the Issuing Bank to issue Letters of Credit on the Initial Borrowing Date are subject to the satisfaction, prior to or concurrently with the occurrence of the Effective Date and the making of Loans and the issuance of Letters of Credit on the Initial Borrowing Date of the other conditions precedent set forth below, each in a manner reasonably satisfactory to the Administrative Agent and the Banks:

                    (a) Bastet/Mission Credit Agreement. On or prior to the
                        -------------------------------
         Effective Date, Bastet Broadcasting, Inc. ("Bastet") and, Mission
                                                     ------
         Broadcasting of Wichita Falls, Inc. ("Mission") shall have entered into
                                               -------
         an agreement for a credit facility (the "Bastet/Mission Credit
                                                  ---------------------
         Agreement") and related loan documents, and shall have utilized the
         ---------
         proceeds from same to incur up to $43,000,000 in Indebtedness to refinance the Indebtedness outstanding under the Existing Bastet/Mission Credit Agreement, all on a basis which is satisfactory to the Administrative Agent and the Banks.

                    (b) Nexstar Guaranty of Bastet/Mission Obligations. On or
                        ----------------------------------------------
         prior to the Effective Date, the Nexstar Entities shall have executed and delivered to the Bastet/Mission Banks (and the Administrative Agent shall have received a copy of) the Nexstar Guaranty of Bastet/Mission Obligations, in form and substance satisfactory to the Administrative Agent and the Banks.

                    (c) No Restraints. There shall exist no judgment, order,
                        -------------
         injunction or other restraint which would prevent or delay the consummation of, or impose materially adverse conditions upon the Midwest Acquisition, the Nexstar Finance Holdings Bridge, this Agreement and the other Loan Documents, the Bastet/Mission Credit Agreement and related documents or any of the transactions contemplated in connection with any of the foregoing.

                    (d) Margin Regulations. All Loans made under this Agreement
                        ------------------
         shall be in full compliance with all applicable Requirements of Law, including, without limitation, Regulations T, U and X of the Federal Reserve Board.

                    (e) Material Adverse Effect. Since October 31, 2000, there
                        -----------------------
         shall have occurred no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect.

                    (f) Sale and Issuance of Permitted Holdings Preferred Equity
                        --------------------------------------------------------
         and Equity Contribution to the Borrower. On or prior to the Effective
         ---------------------------------------
         Date, (i) Nexstar Finance Holdings shall have issued Permitted Holdings Preferred Equity and received cash proceeds therefor in an amount not less than $50,000,000, (ii) the proceeds from such sale and issuance of Permitted Holdings Preferred Equity shall have been contributed as common equity to the Borrower and (iii) ABRY II, ABRY III and Perry Sook shall have caused an additional $15,000,000 in common equity to have been contributed to the Borrower.

                    (g) Nexstar Finance Holdings Bridge. On or prior to the
                        -------------------------------
         Effective Date, Nexstar Finance Holdings shall have (i) entered into a $40,000,000 unsecured bridge loan facility on terms and conditions satisfactory to the Administrative Agent and the Banks (together with any Indebtedness issued in exchange therefor pursuant to the Exchange
         Note Indenture, the "Nexstar Finance Holdings Bridge"), (ii) received
                              -------------------------------
         the Net Debt Proceeds therefrom and (iii) concurrently upon such receipt, made a cash equity contribution to the Borrower.

                    (h) Fees. The Administrative Agent, the Issuing Bank and the
                        ----
         other Banks shall have received (i) all fees and expenses that are due and payable on or before the Effective Date pursuant to this Agreement and any other Loan Document and (ii) an amount equal to the estimated fees and expenses of Baker Botts L.L.P. incurred in connection with the preparation, examination, negotiation, execution and delivery of this Agreement, the other Loan Documents and the consummation of the transactions contemplated herein.

                    (i) Repayment, Repurchase, Cancellation and/or Modification
                        -------------------------------------------------------
         of Certain Indebtedness. (i) All Indebtedness and all other obligations
         -----------------------
         outstanding with respect to the Existing Credit Agreement and all other Indebtedness not permitted by Section 8.05 shall have been paid or
                                       ------------
         otherwise canceled or discharged in full, and all Liens created in connection therewith shall have been either terminated or assigned to the Administrative Agent for the benefit of the Banks, (ii) the Management Loan shall have been amended and restated or otherwise modified on terms and conditions satisfactory to the Administrative Agent and the Banks, and (iii) the Administrative Agent shall have received satisfactory evidence that all of the foregoing has occurred.

                    (j) Governmental and Third Party Approvals. All material
                        --------------------------------------
         Authorizations and third-party approvals (including, without limitation, all FCC Licenses and consents) necessary or appropriate in connection with the Midwest Acquisition, this Agreement or the other Loan Documents, the Bastet/Mission Loan Documents, the Nexstar Finance Bridge, the Permitted Holdings Preferred Equity and the other transactions contemplated herein and in the other Loan Documents shall have been obtained and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on such Midwest Acquisition, the Nexstar Finance Holdings Bridge, the Permitted Holdings Preferred Equity, this Agreement or the other Loan Documents, the Bastet/Mission Loan Documents, or any of the other transactions contemplated herein or therein.

                           (k)     Appointment of Service Agent. Corporation
                                   ----------------------------
         Service Company shall have accepted its appointment as agent for the Credit Parties to receive service of process in any legal action or proceeding relating to the Loan Documents brought in the State of New York during the period from the Effective Date through the Stated Maturity Date.

                           (l)     All Proceedings Satisfactory. All corporate
                                   ----------------------------
         and other proceedings taken prior to or on the Effective Date in connection with this Agreement, the other Loan Documents and the transactions contemplated herein and all documents and evidences incident thereto shall be satisfactory in form and substance to the Banks, and the Banks shall have received such copies thereof and such other materials (certified, if requested) as they may have reasonably requested in connection therewith.

                  5.03     Conditions to All Borrowings and the Issuance of Any
                           ----------------------------------------------------
                           Letters of Credit.
                           -----------------

                  The obligation of the Banks to make or convert any Loans agreed to be made by them hereunder and the obligation of the Issuing Bank to issue, renew or amend any Letter of Credit (including any initial Loans to be made or Letters of Credit to be issued on the Initial Borrowing Date) are subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or date of issuance of a Letter of Credit, as applicable.

                           (a)     Notice of Borrowing; Letter of Credit
                                   -------------------------------------
                                   Application. The Administrative Agent shall
                                   -----------
         have received (i) a Notice of Borrowing in the case of Loans, as required under Section 2.03(a) or Section 2.03(b), as applicable, or
                        ---------------    ---------------
         (ii) in the case of any issuance of any Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a Letter of Credit Application, as required under Section 3.02 and/or (iii) Notice
                                               ------------
         of Conversion/Continuation, as required under Section 2.04.
                                                       ------------

                           (b) Representations and Warranties. Each of the
                               ------------------------------
         representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such Borrowing Date or date of issuance of a Letter of Credit as if made on and as of such date, both before and after giving effect to the Credit Event requested to be made on such date and the proposed use of the proceeds thereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

                           (c)      No Default. No Default or Event of Default
                                    ----------
         shall exist both before and after giving effect to the Credit Event requested to be made on such date and the proposed use of proceeds thereof.

                           (d)      No Material Adverse Effect. Since the
                                    --------------------------
         Effective Date, no events shall have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  Each Notice of Borrowing or Letter of Credit Application submitted by the Borrower hereunder shall be deemed to constitute a representation and warranty by the Borrower hereunder, as of the date of each such Notice or Application and as of the date of the related Borrowing or issuance of a Letter of Credit, that the conditions set forth in Sections
                                                                 --------
5.03(b), (c) and (d) are satisfied.
-------  ---     ---

                                  ARTICLE VI.

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

                  To induce the Administrative Agent and the Banks to enter into this Agreement and to make the Loans and to issue Letters of Credit, each Parent Guarantor and the Borrower hereby makes the following representations and warranties to the Administrative Agent and each Bank, both as to itself and as to its respective Subsidiaries:

                  6.01   Existence; Compliance with Law. Each Parent Guarantor
                         ------------------------------
the Borrower and each of their respective Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has the corporate, limited liability company or partnership power and authority, legal right and all governmental licenses, authorizations, consents and approvals to own (or hold under lease) and operate its property or assets and conduct the business in which it is currently engaged except, with respect only to such legal right and governmental licenses, authorizations, consents and approvals, where the failure to possess any such legal right or governmental license, authorization, consent or approvals could not reasonably be expected to have a Material Adverse Effect; (c) has the corporate, limited liability company or partnership power and authority, legal right and all governmental licenses, authorizations, consents and approvals to execute, deliver, and perform its obligations under the Loan Documents to which it is a party; (d) is duly qualified to do business as a foreign entity, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the nature or conduct of its business requires such qualification or license, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect; and (e) is in compliance, in all material respects, with all Requirements of Law.

                  6.02   Corporate, Limited Liability Company or Partnership
                         ---------------------------------------------------
Authorization; No Contravention. The execution, delivery and performance by each
-------------------------------
Nexstar Entity of this Agreement and any other Loan Document to which such Nexstar Entity is a party have been duly authorized by all necessary corporate, limited liability company or partnership action, as the case may be, of such Nexstar Entity and do not and will not: (a) contravene any terms of the certificate of incorporation, limited liability company agreement or partnership agreement, or certificate of formation, as the case may be, or by-laws of such Nexstar Entity; (b) conflict with or result in any breach or contravention of, constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to accelerate any material Contractual Obligation of any Nexstar Entity and will not result in, or require, the creation of any Lien on any of their respective properties or any revenues, income or profits therefrom, whether now owned or hereafter acquired pursuant to any Requirement of Law or Contractual Obligation (other than pursuant to the Security Documents) to which such Nexstar Entity is a party or any order, injunction, writ or decree of any Governmental Authority to which such Nexstar Entity or its property is subject; or (c) violate any Requirement of Law.

                  6.03   Governmental Authorization. No approval, consent,
                         --------------------------
exemption, authorization, or other action by, or in respect of, or notice to, or filing with (or approvals required under state blue sky securities laws) any Governmental Authority or any other Person is necessary or required in connection with the Borrowings to be made hereunder or with the execution, delivery or performance by, or enforcement against, any Nexstar Entity of, this Agreement or any other Loan Document, except that (i) certain of the Loan Documents may have to be filed with the FCC after the Effective Date and (ii) the prior approval of the FCC may be required for the Banks to exercise certain of their rights with respect to the Stations.

                  6.04   Binding Effect. This Agreement and each other Loan
                         --------------
Document to which any Nexstar Entity is a party constitutes the legal, valid and binding obligation of such Nexstar Entity to the extent such Nexstar Entity is a party thereto, enforceable against such Nexstar Entity in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

                  6.05   Litigation. There are no actions, suits, proceedings,
                         ----------
claims or disputes pending, or to the best knowledge of each Nexstar Entity, threatened at law, in equity, in arbitration or before any Governmental Authority, against any Nexstar Entity or any of their respective properties or assets which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) as to which there is a reasonable possibility of an adverse determination, that if adversely determined, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that any transaction provided for herein or therein not be consummated as herein or therein provided.

                  6.06   No Default. No Default or Event of Default exists or
                         ----------
will result from the incurring of any Obligations by any Nexstar Entity. No Nexstar Entity is in default under or with respect to any Contractual Obligation in any respect which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  6.07   ERISA Compliance.
                         ----------------

                         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under
         Section 401(a) of the Code (i) has received a favorable determination letter from the Internal Revenue Service or (ii) has been recently established and has not received such a determination letter and such Plan complies with the requirements of Section 401(a) of the Code; and to the best knowledge of each Nexstar Entity nothing has occurred which would cause the loss of such qualification or the revocation of such determination letter.

                         (b) There are no pending or, to the best knowledge of each Nexstar Entity, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted, or could reasonably be expected to result, in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

                         (c) No ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan.

                         (d) As of the date hereof, no Pension Plan has an Unfunded Pension Liability.

                         (e) No Nexstar Entity and no ERISA Affiliate has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Pension Plan.

                         (f) No Nexstar Entity and no ERISA Affiliate has incurred nor reasonably expects to incur any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such material liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan.

                         (g) No Nexstar Entity and no ERISA Affiliate has transferred any Unfunded Pension Liability to any Person or otherwise engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

                  6.08   Use of Proceeds; Margin Regulations. No Nexstar Entity
                         -----------------------------------
is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan have been or will be used by any Nexstar Entity, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board including Regulations U and X. If requested by any Bank or the Administrative Agent, each Credit Party will furnish to the Administrative Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

                  6.09   Ownership of Property; Intellectual Property.
                         --------------------------------------------

                         (a)  Each Nexstar Entity has good record and
         indefeasible title in fee simple to, or a valid leasehold interest in, all its Real Property, and good title to, a valid leasehold interest in, or a valid right to use, all its other property and assets which are material to the operations of its businesses, in each case subject only to Permitted Liens.

                         (b) (i) Each Nexstar Entity has complied with all obligations under all leases to which it is a party and all such leases are in full force and effect and (ii) each Nexstar Entity enjoys peaceful and undisturbed possession under all such leases under which it is a tenant, in each case except where the failure to comply or to enjoy such possession, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                         (c) As of the date of this Agreement, (i) no Nexstar Entity has received any notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting any Real Property owned by such Nexstar Entity or any sale or disposition thereof in lieu of condemnation and (ii) no Nexstar Entity is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any of its Real Property or any interest therein.

                         (d) Each Nexstar Entity owns, or otherwise has the right to use, all trademarks, tradenames, copyrights, technology, know-how and processes ("Intellectual Property") necessary for the
                                  ---------------------
         conduct of its business as currently conducted except for those which the failure to own or have the right to use, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except for such claims that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Nexstar Entity know of any valid basis for any such claim. Except for such infringements that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, to the knowledge of each Nexstar Entity, the use of such Intellectual Property by such Nexstar Entity does not infringe on the rights of any Person.

                  6.10   Taxes. Each Nexstar Entity has filed all federal and
                         -----
other material tax returns and reports required to be filed and paid the tax thereon shown to be due, and has paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Nexstar Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  6.11   Financial Statements. All balance sheets, statements of
                         --------------------
operations and other financial data which have been or shall hereafter be furnished to the Administrative Agent and/or the Banks for purposes of or in connection with this Agreement or any transaction contemplated hereby do and will present fairly, in all material respects, the financial condition of the Nexstar Entities involved as of the dates thereof and the results of their operations for the period(s) covered thereby, and all such balance sheets, statements of operations and other financial statements have been prepared in accordance with GAAP (subject, in the case of interim financial statements, to normal year-end adjustments and the absence of complete footnote disclosure). No Nexstar Entity has any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in its financial statements or in the schedules or notes thereto and which would be required by GAAP to be disclosed therein (or in the notes and schedules thereto). Since October 31, 2000, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

                  6.12   Securities Law, etc.; Compliance. All transactions
                         --------------------------------
contemplated by this Agreement and the other Loan Documents comply in all material respects with (a) Regulations T, U and X of the Federal Reserve Board and (b) all other applicable laws and any rules and regulations thereunder, except where the failure to comply, in the case of this clause (b), could not reasonably be expected to have a Material Adverse Effect.

                  6.13   Governmental Regulation. No Nexstar Entity is an
                         -----------------------
"investment company" within the meaning of the Investment Company Act of 1940 or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935. No Nexstar Entity is subject to regulation under any other federal or state statute or regulation which limits its ability to incur Indebtedness or Guaranty Obligations under this Agreement or any other Loan Document.

                  6.14   Accuracy of Information. All factual information
                         -----------------------
(excluding, in any event, financial projections) heretofore or contemporaneously herewith furnished by or on behalf of any Nexstar Entity in writing to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby, and all other such factual information hereafter furnished by or on behalf of any Nexstar Entity to the Administrative Agent or any Bank will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information, in the light of the circumstances existing at the time such information was delivered, not misleading.

                  6.15   Hazardous Materials. No Nexstar Entity has caused or
                         -------------------
permitted any Hazardous Material to be disposed of or otherwise released, to its best knowledge, either from, on or under any property currently or formerly legally or beneficially owned or operated by, or otherwise used by such Nexstar Entity, in any manner which has had or is reasonably likely to have, a Material Adverse Effect. To the best knowledge of each Nexstar Entity, no such property has ever been used as a dump site or storage site for any Hazardous Materials or otherwise contains or contained Hazardous Materials which has had or is reasonably likely to have, a Material Adverse Effect. The failure, if any, of any Nexstar Entity, in connection with their current and former properties or their businesses, to be in compliance with any Environmental Law or to obtain any permit, certificate, license, approval and other authorization under such Environmental Laws has not had, and is not reasonably expected to have, a Material Adverse Effect. No Nexstar Entity has entered into, has agreed to or is subject to any judgment, decree or order or other similar requirement of any Governmental Authority under any Environmental Law, including without limitation, relating to compliance or to investigation, cleanup, remediation or removal of Hazardous Materials, which has had, or is reasonably expected to have, a Material Adverse Effect. No Nexstar Entity has contractually assumed any liabilities or obligations under any Environmental Law which has had, or is reasonably expected to have, a Material Adverse Effect. There are no facts or circumstances which exist that could give rise to liabilities with respect to Hazardous Materials or any Environmental Law, which has had, or is reasonably expected to have, a Material Adverse Effect.

                  6.16   FCC Licenses.
                         ------------

                         (a) Each Nexstar Entity holds such validly issued FCC licenses and authorizations as are necessary to operate their respective Stations as they are currently operated (collectively, the "FCC Licenses"), and each such FCC License is in full force and effect.
          ------------
         The FCC Licenses of each Nexstar Entity as of the Effective Date are listed on Schedule 6.16, and each of such FCC Licenses has the
                   -------------
          expiration date indicated on Schedule 6.16.
                                       -------------

                         (b) No Nexstar Entity has knowledge of any condition imposed by the FCC as part of any FCC License which is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC applicable generally to stations of the type, nature, class or location of the Station in question. Each Station has been and is being operated in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and the rules and regulations of the FCC and the Communications Act of 1934, as amended (the "Communications Act").
                                       ------------------

                         (c) No proceedings are pending or are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or its operation, other than any matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and proceedings affecting the television broadcasting industry in general.

                         (d) All reports, applications and other documents required to be filed by the Nexstar Entities with the FCC with respect to the Stations have been timely filed, and all such reports, applications and documents are true, correct and complete in all respects, except where the failure to make such timely filing or any inaccuracy therein could not reasonably be expected to have a Material Adverse Effect, and no Nexstar Entity has knowledge of any matters which could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on any Nexstar Entity of any material fines or forfeitures by the FCC, or which could reasonably be expected to result in the revocation, rescission, reversal or modification of any Station's authorization to operate as currently authorized under the Communications Act and the policies, rules and regulations of the FCC.

                         (e) There are no unsatisfied or otherwise outstanding citations issued by the FCC with respect to any Station or its operations. The Borrower has delivered to the Banks true and complete copies of all FCC Licenses (including any and all amendments and other modifications thereto), all pending applications relating thereto and all orders and other documents issued by the FCC authorizing the Midwest Acquisition.

                  6.17 Subsidiaries; Capital Stock of Nexstar Finance Holdings.
                       -------------------------------------------------------
No Nexstar Entity has any Subsidiaries except, on the date hereof, those Subsidiaries which are identified in Schedule 6.17 and, thereafter, those
                                     -------------
Subsidiaries identified as to be formed or acquired in

Schedule 6.17 or in any Guaranty Supplement and those Subsidiaries permitted to
-------------
be formed or acquired in compliance with the terms hereof. As of the date hereof, each of the Nexstar Entities identified in Schedule 6.17 as owning
                                                   -------------
Capital Stock of Nexstar Finance Holdings owns and holds directly the Capital Stock of Nexstar Finance Holdings indicated in Schedule 6.17. The Capital Stock
                                               -------------
of the Holding Company held by such Nexstar Entities collectively constitutes all of the issued and outstanding Capital Stock of the Holding Company and, if the New Holding Company is the Holding Company, then the New Holding Company owns 100% of the Capital Stock of Nexstar Finance Holdings, in each case other than the Permitted Holdings Preferred Equity, the Permitted Permanent Holdings Preferred Equity and any other Capital Stock of the Holding Company issued or transferred to any other Wholly-Owned Subsidiary of the Ultimate Parent.

                  6.18   Solvency. As of the date on which this representation
                         --------
and warranty is made or deemed made, each Nexstar Entity is Solvent on a consolidated and consolidating basis, both before and after giving effect to any transaction with respect to which this representation and warranty is being made and to the incurrence of all Indebtedness, Guarantee Obligations and other obligations incurred on such date in connection herewith and therewith.

                  6.19   Labor Controversies. There are no labor controversies
                         -------------------
pending or, to the best knowledge of each Nexstar Entity, threatened against any Nexstar Entity which could reasonably be expected to have a Material Adverse Effect.

                  6.20   Security Documents.
                         ------------------

                         (a) The Pledge and Security Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Banks, a legal, valid and enforceable security interest in the Pledged Collateral and, when the requirements of Section 4 of the Pledge and Security Agreement have been satisfied, the Pledge and Security Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgor or pledgors thereunder in such Pledged Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

                         (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Banks, a legal, valid and enforceable security interest in the Security Agreement Collateral and proceeds thereof and, when financing statements in appropriate form are filed in the appropriate governmental offices, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantor or grantors thereunder in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Permitted Liens.

                  6.21   Network Affiliation Agreements. Set forth on Schedule
                         ------------------------------               --------
6.21 hereto is a list of each effective Network Affiliation Agreement and the
----
expiration date therefor.

                  6.22   Condition of Stations. All of the material properties,
                         ---------------------
equipment and systems of each Nexstar Entity and the Stations are, and all material properties, equipment and systems to be added in connection with any contemplated Station expansion or construction will be, in condition which is sufficient for the operation thereof in accordance with past practice of the Station in question and are and will be in compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority including without limitation the FCC and (b) any FCC License, in each case except where such noncompliance could not reasonably be expected to have a Material Adverse Effect.

                  6.23   Special Purpose Entities. The Parent Guarantors engage
                         ------------------------
in business activities (other than as contemplated by this Agreement), and have no significant assets (other than debt and equity securities (a) of their respective Subsidiaries or (b) with respect to those Parent Guarantors that collectively own all of the issued and outstanding Capital Stock of the Holding Company other than the Permitted Holdings Preferred Equity, the Permitted Permanent Holdings Preferred Equity of Nexstar Finance Holdings) or liabilities (other than those liabilities permitted under this Agreement and the other Loan Documents to which they are each respectively a party, the Management Loan Guaranty, the Bastet/Mission Guaranty, the Management Agreement, the Holdings Subordinated Convertible Promissory Notes and the Parent Subordinated Convertible Promissory Notes, and liabilities for the payment of taxes).

                  6.24   Midwest Acquisition Documents. The copies of the
                         -----------------------------
Midwest Acquisition Documents delivered by the Borrower to the Administrative Agent are true, correct and complete copies of the Midwest Acquisition Documents and are in full force and effect.


                                 ARTICLE VII.

                             AFFIRMATIVE COVENANTS
                             ---------------------

                  The Borrower and each Parent Guarantor agrees with the Administrative Agent and each Bank that, until all Commitments and Letters of Credit have terminated and all Obligations (other than indemnities for which no request for payment has been made) have been paid and performed in full:

                  7.01   Financial Statements. The Borrower shall deliver to the
                         --------------------
Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Majority Banks, and with sufficient copies for each Bank:

                         (a) as soon as available, but not later than 90 days after the end of each Fiscal Year, a copy of the audited consolidated balance sheet of the Ultimate Parent and its consolidated Subsidiaries and of the Borrower and its consolidated subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income or operations, members' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, and accompanied by the opinion of PricewaterhouseCoopers LLP or another nationally-recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes agreed upon by the Ultimate Parent and/or the Borrower, on the one hand, and such auditors, on the other hand, which are disclosed and described in such statements); such opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the records of the Ultimate Parent, the Borrower or any of their respective Subsidiaries;

                         (b) as soon as available, but not later than 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a copy of the unaudited consolidated balance sheet of the Ultimate Parent and its Subsidiaries and of the Borrower and its Subsidiaries as of the end of each such Fiscal Quarter and the related consolidated statements of income, members' equity and cash flows for the period commencing on the first day and ending on the last day of such Fiscal Quarter, and certified to by a Responsible Officer of the Ultimate Parent and of the Borrower as being complete and correct and fairly presenting in all material respects, in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments), the financial position and the results of operations of the Ultimate Parent and its Subsidiaries and of the Borrower and its Subsidiaries; and

                         (c) as soon as available, but not later than 30 days after the end of each month, a copy of the unaudited consolidated balance sheet of the Ultimate Parent and its consolidated Subsidiaries and the Borrower and its consolidated Subsidiaries as of the end of such month and the related statements of income, members' equity and cash flows for the period commencing on the first day and ending on the last day of such month, and certified by a Responsible Officer of the Ultimate Parent and the Borrower as being complete and correct and fairly presenting in all material respects, in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments), the financial position and the results of operations of the Ultimate Parent and its consolidated Subsidiaries and the Borrower and its consolidated Subsidiaries.

                  7.02   Certificates; Other Information. The Borrower shall
                         -------------------------------
furnish to the Administrative Agent, with sufficient copies for each Bank:

                         (a) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a Compliance
                                   ----------------     ---
         Certificate duly executed by a Responsible Officer of the Ultimate Parent and the Borrower;

                         (b) promptly after the same are sent, copies of all financial statements and reports which any Nexstar Entity sends to its shareholders, partners or members; and promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which any Nexstar Entity may make to, or file with, the Securities and Exchange Commission, other than filings on Form 11-K and S-8; and

                         (c) promptly, such additional business, financial and other information with respect to the Ultimate Parent, the Borrower or any of their respective Subsidiaries as the Administrative Agent, at the request of any Bank, may from time to time reasonably request.

                  7.03   Notices.  The Borrower shall, upon any Responsible
                         -------
Officer of any Nexstar Entity obtaining knowledge thereof, give notice (accompanied by a reasonably detailed explanation with respect thereto) promptly to the Administrative Agent, the Issuing Bank and each Bank of:

                     (a) the occurrence of any Default or Event of Default;

                     (b) any litigation, arbitration, or governmental investigation or proceeding not previously disclosed by the Borrower to the Banks which has been instituted or, to the knowledge of any Nexstar Entity, is threatened against any Nexstar Entity or to which any of their respective properties is subject (i) which could reasonably be expected to have a Material Adverse Effect or (ii) which relates to this Agreement, any other Loan Document or any of the transactions contemplated hereby;

                     (c) any development which shall occur in any litigation, arbitration, or governmental investigation or proceeding previously disclosed by any Nexstar Entity to the Banks which could reasonably be expected to have a Material Adverse Effect; or

                     (d) any of the following events affecting any Nexstar Entity or any ERISA Affiliate (but in no event more than ten days after such event), together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to any Nexstar Entity or any ERISA Affiliate with respect to such event:

                         (i)  an ERISA Event; or

                         (ii) if any of the representations and warranties in
               Section 6.07 ceases to be true and correct.
               ------------

               7.04 FCC Information. As soon as possible and in any event within
                    ---------------
five days after the receipt by any Nexstar Entity from the FCC or any other Governmental Authority or filing or receipt thereof by any Nexstar Entity, provide to the Banks (a) any citation, notice of violation or order to show cause issued by the FCC or any Governmental Authority with respect to any Nexstar Entity which is available to any Nexstar Entity, in each case which could reasonably be expected to have a Material Adverse Effect and (b) if applicable, a copy of any notice or application by any Nexstar Entity requesting authority to or notifying the FCC of its intent to cease broadcasting on any broadcast station for any period in excess of ten days.

               7.05 FCC Licenses and Regulatory Compliance. The Parent
                    --------------------------------------
Guarantors and the Borrower shall, and shall cause each of their respective Subsidiaries to, comply in all material respects with all terms and conditions of all FCC Licenses covering the Stations, all Federal, state and local laws, all rules, regulations and administrative orders of the FCC and all state and local commissions or authorities which are applicable to the Parent Guarantors, the Borrower and/or their respective Subsidiaries or the operation of the Stations of any Nexstar Entity.

               7.06 License Lapse. As soon as possible and in any event within
                    -------------
five days after the receipt thereof by any Nexstar Entity, the Borrower will give the Banks notice of any lapse, termination or relinquishment of any material License, permit or other authorization from the FCC or other Governmental Authority held by any Nexstar Entity or any failure of the FCC or other Governmental Authority to renew or extend any such License, permit or other authorization for the usual period thereof and of any complaint or other matter filed with or communicated to the FCC or other Governmental Authority, of which any Nexstar Entity has knowledge and in any such case which could reasonably be expected to have a Material Adverse Effect.

               7.07 Maintenance of Corporate, Limited Liability Company or
                    ------------------------------------------------------
Partnership Existence, etc. The Parent Guarantors and the Borrower shall, and
--------------------------
shall cause each of their respective Subsidiaries to, cause to be done at all times all things necessary to maintain and preserve the corporate, limited liability company or partnership existence, as the case may be, of each Nexstar Entity except to the extent otherwise permitted pursuant to Section 8.04. Each
                                                            ------------
of the Nexstar Entities will continue to own and hold directly all of the outstanding shares of Capital Stock of their respective Subsidiaries, and each of the Parent Guarantors that collectively own all of the issued and outstanding Capital Stock of the Holding Company, other than Permitted Holdings Preferred Equity and Permitted Permanent Holdings Preferred Equity, will continue to own and hold directly all of such Capital Stock of the Holding Company, in each case as set forth on Schedule 6.17, except as otherwise permitted pursuant to Section
                -------------                                            -------
8.04. If the Holding Company is the New Holding Company, then the New Holding
----
Company will continue to own and hold directly all of the Capital Stock of Nexstar Finance Holdings, other than Permitted Holdings Preferred Equity and Permitted Parent Permanent Preferred Equity.

               7.08 Foreign Qualification, etc. The Parent Guarantors and the
                    --------------------------
Borrower will, and will cause each of their respective Subsidiaries to, cause to be done at all times all things necessary to maintain and preserve the rights and franchises of the Parent Guarantors, the Borrower and their respective Subsidiaries to be duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to maintain and preserve or so qualify could reasonably be expected to have a Material Adverse Effect.

               7.09 Payment of Taxes, etc. The Parent Guarantors and the
                    ---------------------
Borrower will, and will cause each of their respective Subsidiaries to, pay and discharge, as the same may become due and payable, all federal and material state and local taxes, assessments, and other governmental charges or levies against or on any of the income, profits or property of a Nexstar Entity, as well as material claims of any kind which, if unpaid, might become a Lien upon a Nexstar Entity's properties, and will pay (before they become delinquent) all other material obligations and liabilities; provided, however, that the
                                            --------
foregoing shall not require the Parent, Guarantors, the Borrower or any of their respective Subsidiaries to pay or discharge any such tax, assessment, charge, levy, lien, obligation or liability so long as such Nexstar Entity shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves in accordance with GAAP.

               7.10 Maintenance of Property; Insurance. The Parent Guarantors
                    ----------------------------------
and the Borrower will, and will cause each of their respective Subsidiaries to, keep all of the material property and facilities that are useful and necessary in the business of the Nexstar Entities in such condition as is sufficient for the operation of such business in the ordinary course and will maintain, and cause each of their respective Subsidiaries to maintain, such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated to the Nexstar Entities.

               7.11 Compliance with Laws, etc. The Parent Guarantors and the
                    -------------------------
Borrower will, and will cause each of their respective Subsidiaries to, comply with the Requirements of Law of any Governmental Authority, the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

               7.12 Books and Records. The Parent Guarantors and the Borrower
                    -----------------
will, and will cause each of their respective Subsidiaries to, keep proper books and records reflecting all of their business affairs and transactions in accordance with GAAP. Each of the Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, permit the Administrative Agent or, after the occurrence and during the continuance of any Default or Event of Default under Section 9.01, any Bank, or any of their respective
                       ------------
representatives or agents, upon reasonable notice and at reasonable times and intervals during ordinary business hours (or at any time if an Event of Default has occurred and is continuing), to visit all of their offices, discuss their financial matters with their officers and, subject to the right of representatives of the Nexstar Entities to be present, independent accountants (and hereby authorizes such independent accountants to discuss their financial matters with the Administrative Agent, any Bank or its representatives pursuant to the foregoing) and examine and make abstracts or photocopies from any of their books or other corporate records, all at the Borrower's expense for any charges imposed by such accountants or for making such abstracts or photocopies, but otherwise at the Administrative Agent's or such Bank's expense.

               7.13 Use of Proceeds. The Borrower shall use, or cause its
                    ---------------
Subsidiaries to use, the proceeds of the Loans (a) to refinance the Indebtedness outstanding under the Existing Credit Agreement and to pay related transaction costs, (b) to finance the Midwest Acquisition and other acquisitions permitted under this Agreement and (c) for capital expenditures, working capital and other general corporate requirements of the Borrower and its Subsidiaries.

               7.14 End of Fiscal Years; Fiscal Quarters. The Parent
                    ------------------------------------
Guarantors and the Borrower will, for financial reporting purposes, cause (a) its and each of their respective Subsidiaries' Fiscal Years to end on December 31 of each year and (b) its and each of their respective Subsidiaries' Fiscal Quarters to end on March 31, June 31, September 30 and December 31 of each year.

               7.15 Interest Rate Protection. The Borrower shall maintain each
                    ------------------------
Interest Rate Protection Agreement currently in place pursuant to the Existing Credit Agreement (or a replacement thereof) until the expiration date of each such Interest Rate Protection Agreement. Without limiting the foregoing, at all times from August 15, 2001 through and including December 7, 2002, the Borrower will maintain such Interest Rate Protection Agreements as are necessary so as to provide that, through and including December 7, 2002, at least 50% of the principal amount of the sum of all Indebtedness for borrowed money of the Borrower and its Subsidiaries plus all outstanding Bastet/Mission Loans is
                              ----
subject to either a fixed interest rate or interest rate protection.

               7.16 Additional Security; Further Assurances.
                    ---------------------------------------

                    (a) The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, grant to the Collateral Agent, for the benefit of the Banks, security interests and mortgages in such assets and properties of the Nexstar Entities as are not covered by the Security Documents, and as may be requested from time to time by the Administrative Agent or the Majority Banks (collectively, the "Additional Security Documents"). All such security interests and
              -----------------------------
         mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and the Borrower and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and shall be subject to no Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full.

                    (b) The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents or any Additional Security Documents as the Collateral Agent may reasonably require and as are reasonably satisfactory to the Borrower. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 7.16 has been complied with.
                                          ------------

                    (c) If at any time any Parent Guarantor or the Borrower acquires any additional Subsidiary (including by reason of the formation of the New Holding Company), such Parent Guarantor and/or the Borrower, as applicable, will promptly notify the Administrative Agent thereof and cause such Subsidiary to execute and deliver appropriate Guaranty Supplements, a Joinder to Security Agreement and a Joinder to Pledge and Security Agreement.

                    (d) If the Administrative Agent or the Majority Banks determine that they or any of them are required by law or regulation to have appraisals prepared in respect of any Real Property of the Nexstar Entities constituting Collateral, the Borrower shall provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and which shall be in form and substance reasonably satisfactory to the Administrative Agent.

                    (e) The Parent Guarantors and the Borrower agree that each action required above by this Section 7.16 shall be completed as soon
                                       ------------
         as possible, but in no event later than 90 days after such action is either requested to be taken by the Administrative Agent or the Majority Banks or required to be taken by the applicable Nexstar Entity pursuant to the terms of this Section 7.16; provided that in no event
                                       ------------  --------
         shall any Nexstar Entity be required to take any action, other than using its reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 7.16.
                                                  ------------

                                  ARTICLE VIII.

                               NEGATIVE COVENANTS
                               ------------------

               The Borrower and each Parent Guarantor agrees with the Administrative Agent and each Bank that, until all Commitments and Letters of Credit have terminated and all Obligations (other than indemnities for which no request for payment has been made) have been paid and performed in full:

               8.01 Changes in Business. The Parent Guarantors and the
                    -------------------
Borrower will not, and will not cause or permit any of their respective Subsidiaries to, directly or indirectly, alter in a fundamental and substantial manner the character of the Television Broadcasting Business of the Nexstar Entities, taken as a whole, from that conducted immediately following the Effective Date.

               8.02 Limitation on Liens. The Parent Guarantors and the Borrower
                    -------------------
will not, and will not permit any of their respective Subsidiaries to, create, incur, assume, or suffer to exist any Lien upon any of their respective revenues, property (including fixed assets, inventory, Real Property, intangible rights and Capital Stock) or other assets, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
                                     ---------------
                    (a) Liens which were granted prior to the Effective Date securing Indebtedness or other obligations in an aggregate principal (or face amount) for all Nexstar Entities not to exceed $2,500,000, and refinancings, renewals and extensions thereof to the extent not encumbering additional property;

                    (b) Liens for taxes, assessments or other governmental charges or levies to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of
         Section 7.09;
         ------------

                    (c) Liens encumbering property of any Nexstar Entity consisting of carriers, warehousemen, mechanics, materialmen, repairmen and landlords and other Liens arising by operation of law and incurred in the ordinary course of business for sums which are not overdue or which are being contested in good faith by appropriate proceedings and (if so contested) for which appropriate reserves with respect thereto have been established and maintained on the books of such Nexstar Entity in accordance with GAAP;

                    (d) Liens encumbering property of any Nexstar Entity incurred in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits, or to secure performance of bids, tenders, statutory obligations, leases, and contracts (other than for Indebtedness) entered into in the ordinary course of business of such Nexstar Entity or (ii) to secure obligations on surety, performance or appeal bonds so long as the obligations secured by Liens under this clause (ii) do not exceed $2,500,000 in the aggregate at any time outstanding for all Nexstar Entities;

                    (e) easements, rights-of-way, reservations, permits, servitudes, zoning and similar restrictions and other similar encumbrances or title defects (i) described in the Mortgage Policies or
         (ii) which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Nexstar Entity;

                    (f) judgment Liens securing amounts not in excess of (i) $2,500,000 and (x) in existence less than 30 days after the entry thereof, (y) with respect to which execution has been stayed or (z) with respect to which the appropriate insurance carrier has agreed in writing that there is coverage by insurance or (ii) $2,500,000 in the aggregate at any time outstanding for all Nexstar Entities;

                    (g) Liens securing documentary letters of credit; provided
                                                                      --------
         such Liens attach only to the property or goods to which such letter of credit relates;

                    (h) purchase money security interests encumbering, or Liens otherwise encumbering at the time of the acquisition thereof by the Borrower or its Subsidiaries, (i) Real Property, provided that such
                                                          --------
         security interests and Liens do not secure amounts in excess of $2,500,000 in the aggregate at any time outstanding for the Borrower and its Subsidiaries and (ii) equipment, furniture, machinery or other assets hereafter acquired by the Borrower or its Subsidiaries for normal business purposes, and refinancings, renewals and extensions of such security interests and Liens, provided that such security
                                            --------
         interests and Liens do not secure amounts in excess of $3,500,000 in the aggregate at any time outstanding for the Borrower and its Subsidiaries;

                    (i) interests in Leaseholds under which a Nexstar Entity is a lessor, provided such Leaseholds are not prohibited by the terms of
                   --------
         this Agreement;

                    (j) bankers' Liens in respect of deposit accounts;

                    (k) Liens created by the Security Documents;

                    (l) Liens represented by the escrow of cash or Cash Equivalents, and the earnings thereon, securing the obligations of the Borrower or any of its Subsidiaries under any agreement to acquire, or pursuant to which it acquired, Reinvestment Assets in accordance with this Agreement or other assets which it is permitted to acquire pursuant to Section 8.04 or securing the obligations of the Borrower or
                     ------------
         any of its Subsidiaries to the seller of the property under any agreement pursuant to which the Borrower or any of its Subsidiaries may acquire Reinvestment Assets in accordance with this Agreement or or other assets which the Borrower or its Subsidiaries are permitted to acquire pursuant to Section 8.04; and
                             ------------

                    (m) other Liens, so long as the obligations secured thereby do not exceed $1,000,000 in the aggregate (for all Nexstar Entities) at any time outstanding.

               8.03 Disposition of Assets. The Parent Guarantors and the
                    ---------------------
Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except:

                    (a) any Nexstar Entity may make and agree to make Dispositions to Wholly-Owned Subsidiaries of the Borrower or the Borrower after prior written notice to the Administrative Agent describing the Disposition and compliance by the transferee with the applicable terms of the Security Documents;

                    (b) so long as no Default or Event of Default exists both before and after giving effect thereto, the Borrower or any Subsidiary of the Borrower may agree to and make Dispositions of Stations or the Capital Stock of any Subsidiary of the Borrower so long as (i) the aggregate amount received for all such Dispositions does not exceed $20,000,000 in any Fiscal Year or $40,000,000 in the aggregate occurring on or after the Effective Date until the date the Obligations have been paid in full and the Commitments have been terminated, and
         (ii) at least 10 Business Days prior to the consummation of any proposed Disposition, the Borrower shall have delivered to the Administrative Agent (A) a certificate signed by a Responsible Officer of the Borrower, which certificate shall contain (x) financial projections of the Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis (giving effect to the consummation of such Disposition) for the period from the proposed date of the consummation of any proposed Disposition to the Stated Maturity Date demonstrating compliance for such period with the covenants set forth in Section 8.09, (y) a certification to the
                                ------------
         Administrative Agent and the Banks that all representations and warranties set forth in this Agreement and the other Loan Documents are true and correct as of such date and will be true and correct both before and after giving effect to such Disposition and (z) a certification that no Default or Event of Default exists both before and after giving effect to such Disposition and (B) a Pro Forma Compliance Certificate of the Borrower for the then applicable Measurement Period giving effect to the consummation of such Disposition;

                    (c) Dispositions permitted by Section 8.04(c) and (d);
                                                  ---------------     ---

                    (d) Dispositions of cash or Cash Equivalents, unless otherwise prohibited under this Agreement or the other Loan Documents;

                    (e) Dispositions permitted under Section 8.13; and
                                                     ------------

                    (f) Dispositions consisting of Sale and Leaseback Transactions effected with the prior written consent of the Administrative Agent and the Majority Banks.

               8.04 Consolidations, Mergers, Acquisitions, etc. The Parent
                    ------------------------------------------
Guarantors and the Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, wind up, liquidate or dissolve themselves, consolidate or amalgamate with or merge into or with any other Person, or purchase or otherwise acquire (or enter into any agreement to purchase or otherwise acquire) any television broadcasting station or any Person, or all or substantially all of the assets of any Person (or of any principal line of business or division thereof) or convey, sell, transfer, lease or otherwise dispose of all or substantially all of their respective assets, either in one transaction or a series of related transactions, to any other Person or Persons, except:

                    (a) so long as no Default or Event of Default exists both before and after giving effect thereto, the Parent Guarantors, the Borrower and their respective Subsidiaries may make Dispositions permitted under Section 8.03;
                         ------------

                    (b) so long as no Default or Event of Default exists both before and after giving effect thereto, the purchase or acquisition (by merger, consolidation, acquisition of Capital Stock or assets or otherwise) by the Borrower or any Wholly-Owned Subsidiary of the Borrower, after the Effective Date of (i) 100% of the Capital Stock of any Person primarily engaged in the Television Broadcasting Business,
         (ii) a television broadcast station and all related assets necessary to operate such television broadcast station, or (iii) the entering into by the Borrower or any of its Wholly-Owned Subsidiaries, after the Effective Date, of any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement with respect to a television broadcasting station (other than in connection with a Disposition); provided that (A) the consideration paid in connection with each such
         --------
         transaction or series of related transactions may not exceed $20,000,000, (B) either (x) immediately after giving effect to such transaction or series of related transactions, the Consolidated Total Leverage Ratio is less than or equal to 5.00:1.00 or (y) if the Consolidated Total Leverage Ratio is greater than 5.00:1.00, the Majority Banks have consented in writing to such transaction or series of related transactions prior to the consummation thereof, and (C) at least 10 Business Days prior to the consummation of any such proposed transaction or series of related transactions, the Borrower shall have delivered to the Administrative Agent (1) a certificate signed by a Responsible Officer of the Borrower, certifying (x) compliance with clause (B) of this proviso and with the other financial covenants contained in Section 8.09, based on financial projections of the
                      ------------
         Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis for the period from the date of the consummation of the proposed purchase or acquisition to the Stated Maturity Date and (y) that no Default or Event of Default exists or will exist both before and after giving effect to the consummation of such transaction and (2) a Pro Forma Compliance Certificate of the Borrower for the then applicable Measurement Period giving effect to the consummation of such transaction;

                    (c) any Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated into, the Borrower so long as (i) the Borrower is the surviving Person of any such merger, dissolution or liquidation and (ii) the Borrower complies with the relevant provisions of the Security Documents to which it is a party so that the security interests granted to the Collateral Agent pursuant to such Security Documents in the assets of such merged, dissolved or liquidated Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);

                    (d) any Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated into, any Wholly-Owned Subsidiary of the Borrower so long as (i) such Wholly-Owned Subsidiary of the Borrower is the surviving corporation of such merger, dissolution or liquidation and (ii) the acquiring Wholly-Owned Subsidiary complies with the relevant provisions of the Security Documents to which it is a party so that the security interests granted to the Collateral Agent pursuant to such Security Documents in the assets of such merged, dissolved or liquidated Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation); and

                    (e) the acquisition by the Borrower or Wholly-Owned Subsidiaries of the Borrower of television broadcasting stations WCIA, WCFN and WMBD pursuant to the Midwest Acquisition Documents.

                    (f) the formation or creation of new Subsidiaries of the Nexstar Entities in accordance with Section 8.11(f).
                                             ---------------

               8.05 Limitation on Indebtedness. The Parent Guarantors and the
                    --------------------------
Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, create, incur, issue, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                    (a) Indebtedness existing on the Effective Date and described on Schedule 8.05(a) and any refinancings, refundings,
                      ----------------
         renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount of such Indebtedness);

                    (b) Indebtedness incurred pursuant to any Loan Document;

                    (c) Indebtedness of any Credit Party owing to the
         Borrower or any Wholly-Owned Subsidiary of the Borrower, provided that
                                                                  --------
         any such Indebtedness (i) is permitted to be advanced by the Borrower or such Wholly-Owned Subsidiary pursuant to the provisions of Section
                                                                       -------
         8.11 and (ii) is not subordinated to any other Indebtedness of the
         ----
         obligor (other than the Obligations);

                    (d) Indebtedness of the Borrower and/or its Subsidiaries secured by Liens permitted by Section 8.02(h);
                                       ---------------

                    (e) so long as no Default or Event of Default exists both before and after giving effect to the incurrence thereof, (i) Permitted Borrower Unsecured Indebtedness in an aggregate principal amount not to exceed $5,000,000 outstanding at any time, and (ii) Permitted Seller Subordinated Indebtedness, in an aggregate principal amount not to exceed $15,000,000 outstanding at any time, such maximum permitted amount to be reduced by the aggregate principal amount of "Permitted Seller Subordinated Indebtedness" (as such term is defined in the Bastet/Mission Credit

         Agreement) of any Bastet/Mission Entity outstanding at such time, provided that prior to the incurrence of any such Indebtedness, the
         --------
         Borrower shall have delivered to the Administrative Agent (x) a certificate signed by a Responsible Officer of the Borrower certifying
         (A) compliance with each of the financial covenants contained in
         Section 8.09, based on financial projections of the Borrower and its
         ------------
         Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis for the period from the proposed date of the incurrence of such Indebtedness to the Stated Maturity Date and (B) that no Default or Event of Default exists or will exist both before and after giving effect to the incurrence of such Indebtedness and (y) a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the incurrence of such Indebtedness, giving effect to the incurrence of such Indebtedness;

                    (f) Nexstar Finance Holdings may (i) incur the Nexstar Finance Holdings Bridge and (ii) issue Permitted Holdings Preferred Equity, each on the Effective Date, provided that the Net Issuance
                                             --------
         Proceeds of the Permitted Holdings Preferred Equity and the Net Debt Proceeds of the Nexstar Finance Holdings Bridge are contributed as equity to the Borrower concurrently upon the receipt thereof by Nexstar Finance Holdings;

                    (g) Interest Rate Protection Agreements required hereunder or in respect of Indebtedness otherwise permitted hereby that bears interest at a floating rate, so long as such agreements are not entered into for speculative purposes;

                    (h) Capital Lease Obligations and other Indebtedness (other than Indebtedness for borrowed money) of the Borrower and/or its Subsidiaries in an amount not to exceed $3,500,000 in the aggregate for the Borrower and its Subsidiaries at any time outstanding;

                    (i) Guaranty Obligations of the Nexstar Entities under the Nexstar Guaranty of Bastet/Mission Obligations and with respect to Permitted Seller Subordinated Indebtedness incurred by Bastet/Mission Entities in accordance with the Bastet/Mission Credit Agreement;

                    (j) Guaranty Obligations of the Nexstar Entities with respect to the Management Loan not to exceed an aggregate principal amount of $3,000,000 (the "Management Loan Guaranty");
                                    ------------------------

                    (k) so long as no Default or Event of Default exists both before and after the incurrence thereof, Nexstar Finance Holdings may incur Permitted Holdings Unsecured Indebtedness and/or sell or issue Permitted Permanent Holdings Preferred Equity and the Borrower may sell or issue Permitted Borrower Preferred Equity, provided that
                                                       --------
         concurrently upon receipt thereof, the Net Debt Proceeds and/or Net Issuance Proceeds, as applicable, therefrom are, first, used to repay
                                                          -----
         the Indebtedness and other obligations outstanding with respect to the Nexstar Finance Holdings Bridge until such Indebtedness and other obligations have been paid in full (including the payment by the Borrower of such Dividends out of such proceeds of Permitted Borrower Preferred Equity, in accordance with Section 8.10(h), as may be
                                              ---------------
         required to effect such repayment),
         second (to the extent any such Net Debt Proceeds or Net Issuance
         ------
         Proceeds remain available), used to repurchase or redeem the Permitted Holdings Preferred Equity until the Permitted Holdings Preferred Equity has been repurchased or redeemed in full (including the payment by the Borrower of such Dividends out of such proceeds of Permitted Borrower Preferred Equity, in accordance with Section 8.10(h), as may be
                                              ---------------
         required to effect such repurchase or redemption) and, thereafter (to
                                                                ----------
         the extent any such Net Debt Proceeds and/or Net Issuance Proceeds remain available), applied in accordance with Section 2.07(f);
                                                       ---------------

                    (l) so long as no Default or Event of Default exists both before and after the sale or issuance thereof, the Ultimate Parent may sell or issue Permitted Parent Preferred Equity, provided that,
                                                          --------
         concurrently upon receipt thereof, the Net Issuance Proceeds therefrom are, first, used to repay the Indebtedness and other obligations
              -----
         outstanding with respect to the Nexstar Finance Holdings Bridge until such Indebtedness and other obligations have been paid in full, second
                                                                         ------
         (to the extent any such Net Issuance Proceeds remain available), used to repurchase or redeem the Permitted Holdings Preferred Equity until the Permitted Holdings Preferred Equity has been repurchased or redeemed in full and, thereafter (to the extent any such Net Issuance
                               ----------
         Proceeds remain available), applied in accordance with Section 2.07(f);
                                                                ---------------

                    (m) after the Nexstar Finance Holdings Bridge has been paid in full and terminated and all of the Permitted Holdings Preferred Equity has been repurchased or redeemed in full or at any time in connection with a payment being made pursuant to an ABRY Capital Contribution Agreement, the New Holding Company and/or Nexstar Finance Holdings may borrow up to an aggregate principal amount not to exceed $30,000,000 in the aggregate at any time outstanding from ABRY L.P. II, ABRY L.P. III and/or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to one or more of them) pursuant to the terms and conditions of, and as evidenced by, a Parent Subordinated Convertible Promissory Note (an "Initial Loan"),
                                                                ------------
         provided that, concurrently upon receipt thereof by the New Holding
         --------
         Company, the Net Debt Proceeds from any Initial Loan are used to make a loan in equal amount to Nexstar Finance Holdings pursuant to the terms and conditions of, and as evidenced by, a Holdings Subordinated Convertible Promissory Note; provided further that, concurrently upon
                                      -------- -------
         receipt thereof by Nexstar Finance Holdings, the Net Debt Proceeds from any Initial Loan made to the New Holding Company or any loan pursuant to the preceding proviso are used to make a loan in equal amount to the Borrower pursuant to the terms and conditions of, and as evidenced by, a Borrower Subordinated Convertible Promissory Note, provided further
                                                              --------
         that each such loan made pursuant to a Parent Subordinated Convertible Promissory Note, a Holdings Subordinated Convertible Promissory Note or a Borrower Subordinated Convertible Promissory Note shall remain outstanding only until the earlier to occur of (x) the occurrence of a Default or an Event of Default or (y) the date which is eighteen months after such loan is made, at which time (i) the principal amount of (and all accrued and unpaid interest on) each such Initial Loan to Nexstar Finance Holdings or the New Holding Company will convert into Capital Stock (that is not Disqualified Stock) of the Ultimate Parent in accordance with the terms and provisions of the applicable Parent Subordinated Convertible Promissory Note, the principal amount of (and all accrued and unpaid interest on) each such loan by the New

         Holding Company to Nexstar Finance Holdings will convert into common equity of Nexstar Finance Holdings in accordance with the terms and provisions of the applicable Holdings Subordinated Convertible Promissory Note, and the principal amount of (and all accrued and unpaid interest on) each such loan by Nexstar Finance Holdings to the Borrower will convert into common equity of the Borrower in accordance with the terms and provisions of the applicable Borrower Subordinated Convertible Promissory Note;

                    (n) so long as no Default or Event of Default exists both before and after giving effect to the incurrence thereof, the Borrower may incur Permitted Borrower Subordinated Indebtedness, provided that
                                                                 --------
         (i) immediately after giving effect to the incurrence of such Permitted Borrower Subordinated Indebtedness, the Consolidated Senior Leverage Ratio is less than or equal to 4.00 to 1.00 and (ii) prior to the date of the incurrence thereof, the Borrower shall have delivered to the Administrative Agent (A) a certificate signed by a Responsible Officer of the Borrower, certifying (x) compliance with clause (i) of this proviso and with each of the other financial covenants contained in
         Section 8.09, based on financial projections of the Borrower and its
         ------------
         Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis for the period from the date of the proposed date of the incurrence of such Permitted Borrower Subordinated Indebtedness (as determined pursuant to the definition of Pro Forma Basis) to the Stated Maturity Date and (y) that no Default or Event of Default exists or will exist both before and after giving effect to the incurrence of such Indebtedness, (B) a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the incurrence of such Indebtedness giving effect to the incurrence of such Indebtedness and (C) concurrently upon receipt thereof, the Net Debt Proceeds therefrom are applied in accordance with Section 2.07(g). Notwithstanding anything to
                                    ---------------
         the contrary contained in this Agreement, for purposes of providing the financial projections and Pro Forma Compliance Certificate required to be delivered under this Section 8.05(n) in connection with the
                                 --------------
         incurrence of Permitted Borrower Subordinated Indebtedness, the
         Borrower shall not be required to include the amortization amounts required to be made for Loan Year 2 under Section 2.08(a) with respect to the Term Loans or the reduction amounts required to be made to the Aggregate Combined Revolving Commitment for Loan Year 2 in Section
                                                                    -------
         2.05(d) with respect to the Revolving Loans, when computing the Pro
         -------
         Forma Debt Service component of the Pro Forma Debt Service Ratio, so long as such Permitted Borrower Subordinated Indebtedness is incurred on or before March 31, 2002; and

                    (o) Intercompany loans from the Ultimate Parent to the Holding Company which are pledged as security for the Loans and the proceeds of which (unless used to repay the Nexstar Finance Holdings Bridge and/or to repurchase or redeem Permitted Holdings Preferred Equity as permitted in this Agreement) are concurrently, upon receipt thereof, contributed as common equity to the Borrower.

               8.06 Transactions with Affiliates. Other than any Permitted
                    ----------------------------
Affiliate Transaction, the Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, enter into, or cause, suffer, or permit to exist:

                    (a) any arrangement or contract with any of its Affiliates, of a nature customarily entered into by Persons which are Affiliates of each other (including arrangements relating to the allocation of revenues, taxes, and expenses or otherwise) requiring any payments to be made by any Nexstar Entity to any such Affiliate unless such arrangement or contract is specifically permitted by this Agreement, is in the ordinary course of such Person's business and is fair and equitable to such Nexstar Entity;

                    (b) any other transaction, arrangement, or contract with any of its Affiliates unless such transaction, arrangement or contract is on terms which are specifically permitted by this Agreement, is in the ordinary course of such Person's business and is on terms not less favorable than are obtainable from any Person which is not one of its Affiliates; or

                    (c) any management services agreement other than the Second Amended and Restated Management Consulting Services Agreement, dated January 5, 1998, originally entered into between ABRY Partners, Inc. and Nexstar Broadcasting Group, Inc., as in effect on the Effective Date (the "Management Agreement").
                    --------------------

               8.07 Use of Credits; Compliance with Margin Regulations. The
                    ---------------------------------------------------
Parent Guarantors and the Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, use any portion of the proceeds of the Loans or any Letter of Credit, directly or indirectly, to purchase or carry Margin Stock other than in compliance with Regulations T, U and X of the Federal Reserve Board. At no time shall the value of the Margin Stock owned by any Nexstar Entity (as determined in accordance with Regulation U of the Federal Reserve Board) exceed 25% of the value (as determined in accordance with Section 221.2(g)(2) of Regulation U of the Federal Reserve Board) of the assets of such Nexstar Entity.

               8.08 Environmental Liabilities. The Parent Guarantors and the
                    -------------------------
Borrower will not and will not permit any of their respective Subsidiaries to violate any Environmental Law to an extent sufficient to give rise to a Material Adverse Effect; and, without limiting the foregoing, the Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries or any other Person to, dispose of any Hazardous Material into or onto, or (except in accordance with applicable law) from, any Real Property owned, operated or otherwise used by any Nexstar Entity, or allow any Lien imposed pursuant to any Environmental Law to be imposed or to remain on such Real Property, in each case to the extent the same are reasonably likely to have a Material Adverse Effect, except as contested in reasonable good faith by appropriate proceedings and the pendency of such proceedings will not have a Material Adverse Effect and except and unless adequate reserves have been established and are being maintained on its books in accordance with GAAP.

          8.09   Financial Covenants.
                 -------------------

                 (a) Consolidated Total Leverage Ratio.
                     ---------------------------------

                     (i) Prior to the occurrence of a Qualified Issuance, the Consolidated Total Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

                            Period                                    Ratio
                          ----------                                ---------

                 Effective Date through and including             6.00 to 1.00
                 June 29, 2002

                 June 30, 2002 through and including
                 September 29, 2002
                                                                  5.75 to 1.00

                 September 30, 2002 through and including
                 March 30, 2003
                                                                  5.25 to 1.00

                 March 31, 2003 through and including
                 September 29, 2003
                                                                  4.50 to 1.00

                 September 30, 2003 and thereafter                4.00 to 1.00

                     (ii) After the occurrence of a Qualified Issuance, the Consolidated Total Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

                            Period                                    Ratio
                          ----------                                ---------

                 Effective Date through and including
                 June 29, 2002                                    6.75 to 1.00

                 June 30, 2002 through and including
                 September 29, 2002                               6.50 to 1.00

                 September 30, 2002 through and including
                 March 30, 2003                                   6.00 to 1.00

                 March 31, 2003 through and including
                 June 29, 2003                                    5.50 to 1.00

                 June 30, 2003 through and including
                 December 30, 2003                                5.25 to 1.00

                 December 31, 2003 through and including
                 March 30, 2004                                   5.00 to 1.00

                            Period                                    Ratio
                          ----------                                ---------

                 March 31, 2004 through and including
                 September 29, 2004                               4.50 to 1.00

                 September 30, 2004 and thereafter                4.00 to 1.00

                 (b) Consolidated Senior Leverage Ratio. After the occurrence of a Qualified Issuance, the Consolidated Senior Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

                            Period                                    Ratio
                          ----------                                ---------

                 Effective Date through and including             4.00 to 1.00
                 June 29, 2002

                 June 30, 2002 through and including
                 September 29, 2002
                                                                  3.75 to 1.00

                 September 30, 2002 through and including
                 March 30, 2003
                                                                  3.50 to 1.00

                 March 31, 2003 through and including
                 June 29, 2003
                                                                  3.00 to 1.00

                 June 30, 2003 through and including
                 December 30, 2003
                                                                  2.75 to 1.00

                 December 31, 2003 through and including
                 June 30, 2004                                    2.50 to 1.00

                 (c) Consolidated Interest Coverage Ratio.
                     ------------------------------------

                     (i) Prior to the occurrence of a Qualified Issuance, the Consolidated Interest Coverage Ratio shall not at any time during any period set forth below be less than the ratio set forth opposite such period below:

                            Period                                   Ratio
                          ----------                               ---------

                 Effective Date through and including           1.75 to 1.00
                 September 29, 2002

                 September 30, 2002 through and including
                 March 30, 2003                                 2.00 to 1.00

                 March 31, 2003 and thereafter                  2.25 to 1.00

                     (ii) After the occurrence of a Qualified Issuance, the Consolidated Interest Coverage Ratio shall not at any time during any period set forth below be less than the ratio set forth opposite such period below:

                            Period                                   Ratio
                          ----------                               ---------

                 Effective Date through and including           1.50 to 1.00
                 March 30, 2003

                 March 31, 2003 through and including
                 June 29, 2004                                  1.75 to 1.00

                 June 30, 2004 through and including
                 December 30, 2004                              2.00 to 1.00

                 December 31, 2004 and thereafter               2.25 to 1.00

                 (d) Pro Forma Debt Service  Ratio. The Pro Forma Debt Service
                     -----------------------------
          Ratio shall not at any time be less than 1.10:1.00.

                 (e) Limitation on Capital Expenditures.
                     ----------------------------------

                     The Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, make any Capital Expenditures during any Fiscal Year which exceed, in the aggregate for the Ultimate Parent and its Subsidiaries, $8,000,000. Notwithstanding anything to the contrary contained in the preceding sentence, (x) in the event the amount of Capital Expenditures permitted to be made by the Ultimate Parent and its Subsidiaries pursuant to this Section
                                                                   -------
         8.09(e) in any Fiscal Year (before giving effect to any increase in
         -------
         such permitted expenditure amount pursuant to this sentence) is greater than the amount of such Capital Expenditures made by the Ultimate Parent and its Subsidiaries during such Fiscal Year, such excess may be carried forward and utilized to make Capital Expenditures in the succeeding Fiscal Year, and (y) the amount of Capital Expenditures permitted to be made by the Ultimate Parent and its Subsidiaries during any Fiscal Year shall be increased by an amount equal to that portion of the proceeds of any Recovery Event not required to be applied to prepay Loans pursuant to Section 2.07(c).
                                  ---------------

                 (f) Limitation on Film Cash Payments. The Parent Guarantors
                     --------------------------------
         and the Borrower will not, and will not permit any of their respective Subsidiaries to, make any Film Cash Payments during any Fiscal Year which exceed, in the aggregate for the Ultimate Parent and its Subsidiaries an amount equal to $10,000,000; provided that such amount
                                                      --------
         shall be increased by $750,000 for each Station purchased or acquired or with respect to which a Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement is consummated pursuant to
         Section 8.04(b) during the Fiscal Year in which such acquisition,
         ---------------
         purchase or consummation occurs and for each such Station for each Fiscal Year thereafter.

                    (g) Required Junior Capital. The Parent Guarantors and the
                        -----------------------
         Borrowers will not permit the aggregate total amount of Required Junior Capital (determined in each case with reference to the Net Issuance Proceeds or Net Debt Proceeds, as applicable, obtained from the sale or issuance thereof) outstanding at any time to be less than $50,000,000; provided that, for purposes of this Section 8.09(g), the Net Issuance
         --------                            ---------------
         Proceeds of Capital Stock (that is not Disqualified Stock) of the Ultimate Parent that is issued in exchange for any Indebtedness of the type described in Section 8.05(m) will be deemed to be equal to the Net
                           ---------------
         Debt Proceeds of such Indebtedness.

               8.10 Restricted Payments. The Parent Guarantors and the Borrower
                    -------------------
shall not, and shall not permit any of their respective Subsidiaries to, make any Restricted Payment, except:

                    (a) so long as no Default or Event of Default exists both before and after giving effect to such repurchases, the Ultimate Parent may repurchase equity interests in the Ultimate Parent from former employees of the Nexstar Entities in an aggregate amount for all such repurchases pursuant to this Section 8.10(a) combined not to exceed
                                      ---------------
         $500,000 during any Fiscal Year, and the Subsidiaries of the Ultimate Parent may authorize, declare and/or pay Dividends to their respective shareholders, partners or members in the amount necessary to provide the funds necessary to permit the Ultimate Parent to make such repurchases;

                    (b) the Ultimate Parent may repurchase equity interests in the Ultimate Parent from former members of management of any Nexstar Entity so long as such repurchases are made from, and are equal to or less than the amount of, any proceeds received from any key-man life insurance policy or from capital contributions made by ABRY L.P. II, ABRY L.P. III and/or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to any of them) which are not required to be used to prepay the Loans under Section
                                                                     -------
         2.07(e);
         -------

                    (c) the Subsidiaries of the Borrower may make Restricted Payments to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

                    (d) so long as no Default or Event of Default exists both before and after giving effect to such Dividends and the Borrower and Nexstar Finance Holdings are each properly treated as a partnership or a disregarded entity for federal and state income tax purposes for the relevant taxable year, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings and Nexstar Finance Holdings and the other Parent Guarantors may authorize, declare and pay corresponding Dividends to their respective shareholders, partners or members for the annual income tax payments of such shareholders, partners or members, not to exceed $1,450,000 in the aggregate for all tax payments in respect of Fiscal Year 2000 (and up to 110% of the maximum permitted amount for the preceding Fiscal Year, during any Fiscal Year thereafter) and (ii) the Borrower and each Parent Guarantor may authorize, declare and pay Dividends to their respective shareholders, partners or members, as applicable, in an amount equal to the taxes, if any, due in connection with any Disposition made by such distributing Person but in no event in excess of the amounts received and retained by such distributing Person (in accordance with this Agreement) in connection with such Disposition;

                 (e) so long as no Default or Event of Default exists both before and after giving effect to such Dividends, the Borrower and each Parent Guarantor may authorize, declare and pay Dividends to their respective shareholders, partners or members, as applicable, for the purpose of (i) paying such distributing Person's share of the corporate overhead expenses of ABRY Partners, LLC or its Affiliates in an aggregate amount for all such overhead expenses not to exceed $50,000 in any Fiscal Year, and (ii) the payment of management fees to ABRY Partners, LLC or its Affiliates, so long as the aggregate amount of all such management fee payments does not to exceed $75,000 per Station per Fiscal Year and $300,000 in the aggregate for all Stations per Fiscal Year, in each case as the amount of such corporate overhead expenses and management fees may be increased annually based on the consumer price index;

                 (f) so long as no Default or Event of Default exists both before and after giving effect to such Dividends, the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings concurrently upon the occurrence of a Qualified Issuance or on any date which occurs prior to the 90th day after the occurrence of a Qualified Issuance, provided that (i) immediately after giving effect to such
                   --------
         Dividends, the Consolidated Senior Leverage Ratio is less than or equal to 4.00 to 1.00, (ii) the proceeds of such Dividends are concurrently used by Nexstar Finance Holdings to repay the Indebtedness and other obligations outstanding with respect to the Nexstar Finance Holdings Bridge and to repurchase or redeem the Permitted Holdings Preferred Equity and (iii) prior to the date of the making of any such Dividends, the Borrower shall have delivered to the Administrative Agent (A) a certificate signed by a Responsible Officer of the Borrower, certifying
         (x) compliance with clause (i) of this proviso and with each of the other financial covenants contained in Section 8.09, based on financial
                                                ------------
         projections of the Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis for the period from the proposed date of the making of such Dividends to the Stated Maturity Date and (y) that no Default or Event of Default exists or will exist both before and after giving effect to such Dividends and
         (B) a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of such Dividends, giving effect to the making of such Dividends and the repayment of Nexstar Finance Holdings Bridge and/or the repurchase or redemption of the Permitted Holdings Preferred Equity effected thereby as though such Dividends and repayment and/or repurchase or redemption had been made on the first day of the applicable Measurement Period relating to the date such Dividends are to be made;

                 (g) so long as no Default or Event of Default exists both before and after giving effect to any such Dividends, if the Nexstar Finance Holdings Bridge has not been paid in full, the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings from time to time for the purpose of allowing Nexstar Finance Holdings to make payments of cash interest and/or accreted value which becomes due and payable under the Nexstar Finance Holdings Bridge on or after the fourth anniversary of the Effective Date, provided that (i) the
                                                   --------
         proceeds of all such Dividends are concurrently used by Nexstar Finance Holdings to make such payments of cash interest and/or accreted value which becomes due and payable under the Nexstar Finance Holdings Bridge after the fourth anniversary of the Effective Date and (ii) prior to the date of the making of any such Dividends, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such Dividend, giving effect to each such Dividend and the related payments of cash interest and/or accreted value effected thereby, as though each such Dividend and related payments of cash interest and/or accreted value had been made on the first day of the applicable Measurement Period relating to the date each such Dividend is to be made and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to such Dividends and related payments of cash interest;

                 (h) so long as no Default or Event of Default exists both before and after the making thereof, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings out of the Net Issuance Proceeds of Permitted Borrower Preferred Equity, to the extent necessary to permit Nexstar Finance Holdings to effect the payments, repurchase and/or redemption of the Nexstar Finance Holdings Bridge and the Permitted Holdings Preferred Equity described in clause (ii) below and (ii) Nexstar Finance Holdings may make principal and interest payments on the Nexstar Finance Holdings Bridge and may repurchase or redeem the Permitted Holdings Preferred Equity, in each case using the proceeds of Permitted Holdings Unsecured Indebtedness incurred in compliance with Section 8.05(k), Permitted Permanent Holdings Preferred
                         ---------------
         Equity issued in compliance with Section 8.05(k), equity contributions
                                          ---------------
         or intercompany loans made to Nexstar Finance Holdings from the other Parent Guarantors from the proceeds of any Capital Stock (other than Disqualified Stock) of the Ultimate Parent or any Permitted Parent Preferred Equity issued in compliance with Section 8.05(l) and/or
                                                    ---------------
         Dividends received from the Borrower in compliance with clause (i) above, Section 8.10(f) and/or Section 8.10(g), as applicable;
                ---------------        ---------------

                     (i) Nexstar Finance Holdings may repurchase or redeem the Permitted Holdings Preferred Equity using the proceeds of equity contributions or intercompany loans made to Nexstar Finance Holdings by the other Parent Guarantors using the proceeds of equity contributions received by such other Parent Guarantors, directly or indirectly, from ABRY L.P. II, ABRY L.P. III and/or Sook (and/or other Persons exercising preemptive rights in connection with such equity contributions by one or more of them);

                     (j) so long as no Default or Event of Default exists both before and after the making thereof, after the fourth anniversary date of the issuance or incurrence thereof, as applicable, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings in the amount necessary to permit Nexstar Finance Holdings to make payments of cash interest and/or accreted value which becomes due and payable with respect to Permitted Holdings Unsecured Indebtedness and
         (ii) Nexstar Finance Holdings may make such cash interest and/or accreted value payments if, prior to the making of such payments of cash interest and/or accreted value by Nexstar Finance Holdings, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such Dividend of the Borrower, giving effect to each such Dividend of the Borrower and the related payments of cash interest and/or accreted value to be made by Nexstar Finance Holdings as though each such Dividend of the Borrower and the related payments of cash interest and/or accreted value to be made by Nexstar Finance Holdings had been made on the first day of the applicable Measurement Period relating to the date each such Dividend by the Borrower is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to each such Dividend and related payments of cash interest and/or accreted value;

                 (k) so long as no Default or Event of Default exists both before and after the making thereof, the Borrower may make payments with respect to Permitted Seller Subordinated Indebtedness if, prior to the making of each such payment, the Borrower has delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such payment, giving effect to each such payment as though such payment had been made on the first day of the applicable Measurement Period relating to the date such payment is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to such payment; and

                 (l) so long as no Default or Event of Default exists both before and after the making thereof, the Borrower may make payments of cash interest due and payable with respect to Permitted Borrower Unsecured Indebtedness and Permitted Borrower Subordinated Indebtedness if, prior to the making of such payments of cash interest, the Borrower has delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such payment of cash interest, giving effect to each such payment as though such payment had been made on the first day of the applicable Measurement Period relating to the date such payment is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to such payment of cash interest.

               8.11 Advances, Investments and Loans. The Parent Guarantors and
                    -------------------------------
the Borrower will not, and will not permit their respective Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any Capital Stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except:

                (a) the Nexstar Entities may invest in cash and Cash
         Equivalents;

                (b) the Borrower may enter into Interest Rate Protection Agreements in compliance with Section 8.05(g);
                                       ---------------

                (c) the Credit Parties may make equity contributions to the capital of their respective Subsidiaries that are Credit Parties (or to the Holding Company, in the case of those Parent Guarantors that collectively own all of the issued and outstanding

     Capital Stock of the Holding Company other than Permitted Holdings Preferred Equity and Permitted Permanent Holdings Preferred Equity);

               (d) as permitted pursuant to Section 8.04(b);
                                            ---------------

               (e) advances, loans and investments in existence on the Effective Date and listed on Schedule 8.11(e) shall be permitted, without giving
                        ----------------
     effect to any additions thereto or replacements thereof (except those additions or replacements which are existing obligations as of the Effective Date);

               (f) any Nexstar Entity may establish or create new Wholly-Owned Subsidiaries (including the New Holding Company, in the case of the Ultimate Parent) so long as (i) at least 30 days' prior written notice thereof (or such lesser notice as is acceptable to the Administrative Agent) is given to the Administrative Agent, (ii) the Capital Stock of such new Subsidiary is pledged pursuant to, and to the extent required by, this Agreement and the Pledge and Security Agreement and the certificates, if any, representing Capital Stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent, (iii) such new Subsidiary executes Guaranty Supplements, a Joinder to Security Agreement and a Joinder to Pledge and Security Agreement, and (iv) such new Subsidiary, to the extent requested by the Administrative Agent or the Majority Banks, takes all actions required pursuant to Section 7.16. In addition, each new
                                            ------------
     Wholly-Owned Subsidiary that is required to execute any Loan Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5.01 as such new
                                                     ------------
     Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Effective Date;

               (g) the Nexstar Entities may make loans and advances to their respective employees in an aggregate principal amount for all Nexstar Entities not to exceed $500,000 at any time outstanding plus amounts paid
                                                             ----
     pursuant to the Management Loan Guaranty;

               (h) the Borrower may make intercompany loans and advances to any Subsidiary of the Borrower which is a Credit Party, the New Holding Company may make loans to Nexstar Finance Holdings as permitted under Section
                                                                   -------
     8.05(m) and Nexstar Finance Holdings may make loans to the Borrower as
     -------
     permitted under Section 8.05(m); and
                     ---------------

               (i) Indebtedness permitted under Section 8.05(o).
                                                ---------------

          8.12 Limitation on Business Activities of the Nexstar Entities.
               ---------------------------------------------------------

               (a) The Parent Guarantors shall not engage in any business activities other than the ownership of Capital Stock of other Parent Guarantors or the Borrower and shall have no significant assets other than such Capital Stock or liabilities other than the Indebtedness permitted to be incurred by them pursuant to Section 8.05 and liabilities for the
                                     ------------
     payment of taxes.

               (b) The Borrower and its Subsidiaries shall not engage in any business other than the Television Broadcasting Business.

          8.13 Sales or Issuances of Capital Stock.  The Parent Guarantors and
               -----------------------------------
the Borrower will not, and will not permit any of their respective Subsidiaries to, sell or issue any of their Capital Stock to any Person; provided that (a)
                                                            --------
the Ultimate Parent may sell or issue (i) Permitted Parent Preferred Equity in accordance with Section 8.05(l) and (ii) other Capital Stock other than
                ---------------
Disqualified Stock, in each case so long as the Net Issuance Proceeds therefrom are applied as may be required by Section 2.07, (b) any Subsidiary of the
                                  ------------
Borrower may sell or issue Capital Stock to the Borrower or a Wholly-Owned Subsidiary of the Borrower so long as relevant provisions of the Security Documents and Section 7.16 are complied with in full, (c) any Parent Guarantor
              ------------
may sell or issue Capital Stock to any Wholly-Owned Subsidiary of the Ultimate Parent so long as relevant provisions of the Security Documents and Section 7.16
                                                                    ------------
are complied with in full, (d) Nexstar Finance Holdings may sell or issue Permitted Holdings Preferred Equity so long as the Net Issuance Proceeds therefrom are applied in accordance with Section 8.05(f), and (e) Nexstar
                                         ---------------
Finance Holdings may sell or issue Permitted Permanent Holdings Preferred Equity, and/or the Borrower may sell or issue Permitted Borrower Preferred Equity, in each case as permitted by Section 8.05(k), so long as the Net
                                     ---------------
Issuance Proceeds thereof are applied as may be required by Section 2.07.
                                                            ------------

          8.14 No Waivers or Amendments.  The Parent Guarantors and the Borrower
               ------------------------
will not, and will not permit any of their respective Subsidiaries to, permit any (i) waiver, supplement, modification or amendment of the documentation relating to the Nexstar Finance Holdings Bridge (including the Bridge Loan Agreement) or (ii) modify their respective Charter Documents, to the extent that any such modification of such Charter Documents would be adverse to the Banks in any material respect.

                                  ARTICLE IX.



                               EVENTS OF DEFAULT
                               -----------------

          9.01 Event of Default.  Any of the following shall constitute an
               ----------------
"Event of Default":
-----------------

               (a) Non-Payment.  The Borrower fails to pay, (i) when and as
                   -----------
     required to be paid herein, any amount of principal of any Loan or any amount of any Letter of Credit Obligation, or (ii) within five days after the same shall become due and payable, any interest, fee or any other amount payable hereunder; or

               (b) Representation or Warranty.  Any representation or warranty
                   --------------------------
     by any Credit Party made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by a Credit Party, or any of their respective Responsible Officers, furnished at any time under this Agreement or in or under any other Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

               (c) Specific Defaults.  Any Borrower or any Parent Guarantor
                   -----------------
     fails to perform or observe any term, covenant or agreement contained in

     Sections 7.03(a), 7.05, 7.06, 7.07, 7.14 or Article VIII; or
     ----------------  ----  ----  ----  ----    ------------

               (d) Other Defaults.  Any Credit Party fails to perform or observe
                   --------------
     any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the date upon which written notice thereof is given to the Borrower by the Administrative Agent or any Bank; or

               (e) Cross-Default.  Any Credit Party (i) fails to make any
                   -------------
     payment or dividend, as applicable, in respect of Permitted Borrower Preferred Equity, Permitted Borrower Unsecured Indebtedness, the Nexstar Finance Holdings Bridge, Permitted Permanent Holdings Preferred Equity, Permitted Holdings Unsecured Indebtedness or Permitted Parent Preferred Equity or any other Indebtedness having an aggregate principal amount of $3,500,000 or more when due (whether by scheduled maturity, required prepayment, required redemption or repurchase, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to Permitted Borrower Preferred Equity, Permitted Borrower Unsecured Indebtedness, the Nexstar Finance Holdings Bridge, Permitted Permanent Holdings Preferred Equity, Permitted Holdings Unsecured Indebtedness or Permitted Parent Preferred Equity or any other such Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be redeemed, repurchased or due and payable prior to its stated maturity; or an Event of Default (as defined in the Bastet/Mission Credit Agreement) shall occur and be continuing under the Bastet/Mission Credit Agreement; or

               (f) Insolvency; Voluntary Proceedings.  Any Credit Party (i)
                   ---------------------------------
     commences any Insolvency Proceeding with respect to itself; or (ii) takes any action to effectuate or authorize any of the foregoing; or

               (g)  Involuntary Proceedings.  (i)  Any involuntary Insolvency
                    -----------------------
     Proceeding is commenced or filed against any Credit Party or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of any Credit Party's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy;
     (ii) any Credit Party admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Credit Party acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

               (h)  ERISA.    (i)  An ERISA Event shall occur with respect to a
                    -----
     Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Credit Party or an ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by any Credit Party or an ERISA Affiliate which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans with Unfunded Pension Liabilities in an aggregate amount in excess of $1,000,000; (iii) any of the representations and warranties contained in Section 6.07 shall cease to
                                                     ------------
     be true and correct in any material respect and which cessation has resulted or could reasonably be expected to result in a Material Adverse Effect; or (iv) any Credit Party or an ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, which has resulted or could reasonably be expected to result in a Material Adverse Effect; or

               (i) Judgments.  One or more non-interlocutory judgments, orders
                   ---------
     or decrees shall be entered against any Credit Party involving in the aggregate a liability (not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, of $3,500,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

               (j) Change of Control.  Any Change of Control shall occur; or
                   -----------------

               (k) Guaranty Agreements.  Any Guaranty Agreement or any provision
                   -------------------
     thereof shall for any reason cease to be in full force and effect or valid and binding on or enforceable against any Credit Party or a Credit Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Credit Party shall fail to perform any of its obligations thereunder; or

               (l) Security Documents.  Any provision of any Security Document
                   ------------------
     other than the Mortgages shall (other than in accordance with the terms thereof) cease to be in full force and effect or cease to create a valid, security interest in the Collateral (other than an immaterial portion of the Collateral) purported to be covered thereby or such security interest shall cease to be a valid and first priority security interest (subject only to Permitted Liens), or any party thereto shall default in the performance of its obligations thereunder beyond applicable periods of grace, in each case other than as a result of any action or inaction by the Collateral Agent, the Administrative Agent or any Bank; or

               (m) Termination of Material Licenses.  Any Credit Party shall
                   --------------------------------
     fail to have all required authorizations and licenses (including FCC Licenses), the failure of which would have a Material Adverse Effect individually or in the aggregate; or

               (n) Termination of Network Affiliation Agreements.  A Network
                   ---------------------------------------------
     Affiliation Agreement with a Major Television Network (other than a Network Affiliation Agreement that is not in respect of the primary affiliation of a Station or a Network Affiliation Agreement which is replaced by another network affiliation agreement with a Major Television Network before it ceases to be effective) ceases to be in full force and effect, if either
     (i) after giving effect to such cessation, three or more Stations are Former Major Network Affiliates, or (ii) the Station that is subject to such Network Affiliation Agreement is a Significant Station at the time of such cessation.

          9.02 Remedies.  If any Event of Default occurs and is continuing, the
               --------
Administrative Agent shall, at the request of, or may, with the consent of, the Majority Banks:

               (a) declare the Commitment of each Bank to make Loans and any obligation of the Issuing Bank to issue Letters of Credit to be terminated, whereupon such Commitments and obligation shall forthwith be terminated;

               (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Credit Party;

               (c) demand that the Borrower Cash Collateralize Letter of Credit Obligations to the extent of outstanding and wholly or partially undrawn Letters of Credit, whereupon the Borrower shall so Cash Collateralize such Letters of Credit to that extent;

               (d) exercise on behalf of itself, the Issuing Bank and the Banks all rights and remedies available to it, the Issuing Bank and the Banks under the Loan Documents or applicable laws;

               (e) apply any cash collateral as provided in Section 3.07 to the
                                                            ------------
     payment of outstanding Obligations; and/or

               (f) take all actions to enforce the rights and remedies of the Collateral Agent under the Security Documents;

provided, however, that upon the occurrence of any event specified above in
--------
Section 9.01(f) or (g) with respect to any Credit Party (in the case of clause
---------------    ---                                                  ------
(i) of paragraph (g) upon the expiration of the 60-day period mentioned
---    -------------
therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to issue Letters of Credit shall automatically terminate, and all reimbursement obligations under Letters of Credit and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act or notice by the Administrative Agent, the Issuing Bank or any other Bank, which are hereby expressly waived by the Borrower and each Parent Guarantor.

          If at the end of any Fiscal Quarter there exists an Event of Default with respect to one or more of Sections 8.09(a), (b), (c) and/or (d), the
                               ----------------  ---  ---        ---
Borrower may, prior to the date upon
which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 7.01, (i) cure such Events of Default under Sections 8.09(a)
            -------------                                       ----------------
and/or (b) by receiving equity contributions from ABRY L.P. II, ABRY L.P. III
       ---
and/or Sook (and/or other Persons exercising preemptive rights in connection with an equity issuance to one or more of them), or a payment pursuant to an ABRY Contribution Agreement, and applying the proceeds therefrom to repay Loans and/or to reduce Commitments so that the Consolidated Total Leverage Ratio and the Consolidated Senior Leverage Ratio, calculated on a Pro Forma Basis after giving effect to any such equity contributions and repayments, as of the last day of the Fiscal Quarter for which such Event of Default occurred, do not exceed the relevant ratios set forth in Sections 8.09(a) and (b); and (ii) cure
                                        ----------------     ---
such Event or Events of Default under Sections 8.09(c) and/or (d) by receiving
                                      ----------------        ---
equity contributions from ABRY L.P. II, ABRY L.P. III and/or Sook (and/or other Persons exercising preemptive rights in connection with an issuance to one or more of them), and applying the proceeds therefrom to repay Loans, the amount of which shall be added on a non-annualized basis to increase Consolidated Operating Cash Flow for the Borrower and its Subsidiaries for the Fiscal Quarter during which such Event of Default occurred so that each of the Consolidated Interest Coverage Ratio and the Pro Forma Debt Service Ratio, in each case calculated on a Pro Forma Basis after giving effect to any such addition and application of proceeds, as of the last day of the Fiscal Quarter for which such Event of Default occurred, shall not be less than the relevant ratios set forth in Section 8.09(c) and (d). Other than withrespect to payments required to be
   ---------------     ---
made under an ABRY Capital Contribution Agreement, the provisions of this paragraph may not be utilized in consecutive quarters, nor more than four times prior to the Maturity Date.

          9.03 Rights Not Exclusive.  The rights provided for in this Agreement
               --------------------
and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE X.



                   THE ADMINISTRATIVE AGENT, THE ISSUING BANK
                     AND THE LEAD ARRANGER AND BOOK MANAGER
                     --------------------------------------

          10.01  Appointment and Authorization.
                 -----------------------------

               (a) Each of the Banks and the Issuing Bank hereby irrevocably appoint, designate and authorize the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Bank or the Issuing Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

               (b) The Issuing Bank shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with
                                                                 ---------
     respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to the Letters of Credit as fully as if the term "Administrative Agent," as used in this
                                     --------------------
     Article X, included the Issuing Bank with respect to such acts or
     ---------
     omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

          10.02  Delegation of Duties.  The Administrative Agent may execute any
                 --------------------
of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

          10.03  Liability of Administrative Agent.  None of the Administrative
                 ---------------------------------
Agent, its Affiliates or any of their officers, directors, employees, agents or attorneys-in-fact (collectively, the "Administrative Agent-Related Persons")
                                      ------------------------------------
shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for their own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by any Credit Party or any Affiliate thereof, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Credit Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any Affiliate of any Credit Party.

          10.04  Reliance by Administrative Agent.
                 --------------------------------

               (a) The Banks agree that the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Nexstar Entities), independent accountants and other experts selected by the Administrative Agent. The Banks agree that the Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks or, as required by Section
                                                                    -------
     11.01, all the Banks as it deems appropriate and, if it so requests, it
     -----
     shall first be indemnified to its
     satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks or, as required by Section 11.01, all the Banks, and such request and any
                        -------------
     action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

               (b) For purposes of determining compliance with the conditions specified in Sections 5.01 and 5.02 as they relate to the occurrence of the
                  -------------     ----
     Effective Date and the obligation of each Bank to make Loans hereunder and the obligation of the Issuing Bank to issue Letters of Credit on the Initial Borrowing Date, each Bank that has signed a counterpart hereof and delivered the same to the Administrative Agent shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Bank prior to the Effective Date specifying in reasonable detail its objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to that effect.

               (c) Neither the Syndication Agent, in its capacity as such, nor the Documentation Agent, in its capacity as such, shall have any rights, duties or obligations hereunder or under any of the Loan Documents.

          10.05  Notice of Default.  The Administrative Agent shall not be
                 -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks or the Issuing Bank, unless the Administrative Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks and the Issuing Bank. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Majority Banks in accordance with Article IX; provided, however that unless and until the
                ----------  --------
Administrative Agent shall have received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

          10.06  Credit Decision.  Each Bank expressly acknowledges that none of
                 ---------------
the Administrative Agent-Related Persons have made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Nexstar Entity or any Affiliate of any Nexstar Entity, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Nexstar Entities and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder. Each Bank also represents that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Nexstar Entities and their Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Nexstar Entities and their Affiliates which may come into the possession of any of the Administrative Agent-Related Persons.

          10.07  Indemnification.  Whether or not the transactions contemplated
                 ---------------
hereby shall be consummated, the Banks shall indemnify, upon demand, each of the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do
so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the expiration of the Letters of Credit and the repayment of the Loans and the termination or resignation of the Administrative Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement, any other Loan Document or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however that no Bank shall be liable for the
                      --------
payment to any of the Administrative Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent arising from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. Without limiting the generality of the foregoing, if the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Administrative Agent fully for all amounts paid as a result thereof, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this

Section 10.07, together with all costs and expenses (including Attorney Costs).
-------------
The obligation of the Banks in this Section 10.07 shall survive the payment of
                                    -------------
all Obligations hereunder.

          10.08  Administrative Agent in Individual Capacity.  Bank of America
                 -------------------------------------------
and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with, the Nexstar Entities and their respective Affiliates as though Bank of America were not the Administrative Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. With respect to its Loans and participation in Letters of Credit, Bank of America shall have the same rights and powers under this Agreement and the other Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent or an Issuing Bank, and the terms "Bank" and "Banks" shall include Bank of America in its individual
       ----       -----
capacity.

          10.09  Successor Administrative Agent.  The Administrative Agent may
                 ------------------------------
resign as Administrative Agent upon 30 days' notice to the Banks and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be subject to the approval of the Borrower if no Event of Default has occurred and is continuing, such approval not to be unreasonably withheld or delayed. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks, and subject to the approval of the Borrower if no Event of Default has occurred and is continuing, such approval not to be unreasonably withheld or delayed, a successor agent from among the Banks or any Bank Affiliate. Any successor Administrative Agent appointed under this Section
                                                                    -------
10.09 shall be a commercial bank organized under the laws of the United States
-----
or any State thereof, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent"
                                                          --------------------
means such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its
                       ---------     --------------     -----
benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

          10.10  The Lead Arranger and Book Manager.  The Lead Arranger and Book
                 ----------------------------------
Manager, in such capacity, shall have no duties or responsibilities, and shall incur no obligations or liabilities, under this Agreement. Each Bank acknowledges that it has not relied, and will not rely, on the Lead Arranger and Book Manager in deciding to enter into this Agreement.

                                  ARTICLE XI.

                                 MISCELLANEOUS
                                 -------------

          11.01  Amendments and Waivers.
                 ----------------------

               (a) Subject to the terms and provisions of Sections 2.01(c) and
                                                          ----------------
     2.16, no amendment or waiver of any provision of this Agreement or any
     ----
     other Loan Document and no consent with respect to any departure by the Borrower or any other Credit Party therefrom, shall be effective unless the same shall be in writing and signed by the Borrower, each Credit Party affected thereby and the Majority Banks and acknowledged by the Administrative Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such waiver, amendment, or consent shall,
                  --------
     unless in writing and signed by all the Banks and acknowledged by the Administrative Agent, extend the date for or change the amount of any mandatory reduction of the Aggregate Combined Revolving Commitment under
     Section 2.05(d), extend the date for or change the amount of any principal
     ---------------
     installment due on the Term Loans under Section 2.08(a), or postpone or
                                             ---------------
     delay any date for any payment of interest or fees due to the Banks (or any of them) under any other Loan Document; and provided further that no such
                                                 --------
     waiver, amendment or consent shall, unless in writing and signed by all the Banks affected thereby and acknowledged by the Administrative Agent, do any of the following:

                    (i)  increase (except as provided in Sections 2.01(c) and
                                                         ----------------
          2.16) or extend the Commitment of such Bank, or reinstate any
          ----
          Commitment terminated pursuant to Section 9.02(a), except as provided
                                            ----------------
          in Section 11.07;
             -------------

                   (ii)  increase (except as provided in Sections 2.01(c) and
                                                         ----------------
          2.16) or extend the Aggregate Commitment;
          ----

                  (iii)  extend the Maturity Date;

                   (iv) reduce the principal of, or the rate of interest specified herein on any Loan or Letter of Credit Borrowing (other than with respect to post-default rates), or of any fees or other amounts payable hereunder or under any other Loan Document or reduce the Applicable Margin provided for herein;

                    (v) reduce the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Banks or any of them to take any action hereunder;

                   (vi)  amend this Section 11.01, change the percentage set
                                    -------------
          forth in definition of the term "Majority Banks" or amend any
                                           --------------
          provision of this Agreement expressly requiring the consent of all the Banks in order to take or refrain from taking any action;

                  (vii) release the guaranty of any Guarantor under its Guaranty Agreement, except in accordance with the express provisions hereof or thereof, or release all or substantially all of the Collateral except, in all such cases in accordance with the express provisions of this Agreement or the Security Documents;

     and, provided further that (x) no amendment, waiver or consent shall,
          --------
     unless in writing and signed by the Issuing Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any Letter of Credit Related Document, (y) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and (z) no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Collateral Agent under the Security Documents or any other Loan Document. Notwithstanding anything to the contrary contained in this Agreement, Interest Rate Protection Agreements shall not be deemed to be Loan Documents for purposes of this Section 11.01(a).
             ----------------

               (b) If, in connection with any proposed change, waiver, discharge or any termination to any of the provisions of this Agreement as contemplated by clauses (ii) through (vii), inclusive, of the second
                     ------------         -----
     proviso to Section 11.01(a), the consent of the Majority Banks is obtained
                ----------------
     but the consent of one or more other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks whose individual consent is required are treated the same, to replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 4.08(b) so long as at such time of
                                   ---------------
     such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination.

        11.02  Notices.
               -------

               (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, transmitted by facsimile or delivered, (i) if to the Borrower and/or the Parent Guarantors, to the address or facsimile number specified for notices on the applicable signature page hereof; (ii) if to the Administrative Agent, the Issuing Bank or any Bank, to the notice address set forth on Schedule
                                                                  --------
     1.01(A); or (iii) as directed to the Parent Guarantors, the Borrower or the
     -------
     Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to each other party, at such other address as shall be designated by such other party in a written notice to the Parent Guarantors, the Borrower and the Administrative Agent.

               (b) All such notices, requests and communications shall be effective when delivered or transmitted by facsimile machine, respectively, provided that any matter transmitted by facsimile (i) shall be immediately
     --------
     confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof or on Schedule 1.01(A), and (ii) shall
                                                ----------------
     be followed promptly by a hard copy original thereof;

     except that notices to the Administrative Agent shall not be effective until actually received by the Administrative Agent, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually
        -----------
     received by the Issuing Bank.

               (c) The Parent Guarantors and the Borrower acknowledge and agree that any agreement of the Administrative Agent, the Issuing Bank and the Banks set forth in Articles II and III herein to receive certain notices by
                        -----------     ---
     telephone and facsimile is solely for the convenience and at the request of the Parent Guarantors and the Borrower. The Administrative Agent, the Issuing Bank and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by any Parent Guarantor or the Borrower to give such notice and the Administrative Agent, the Issuing Bank and the Banks shall not have any liability to the Parent Guarantors or the Borrower or any other Person on account of any action taken or not taken by the Administrative Agent, the Issuing Bank or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and drawings under Letters of Credit shall not be affected in any way or to any extent by any failure by the Administrative Agent, the Issuing Bank and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the Issuing Bank and the Banks of a confirmation which is at variance with the terms understood by the Administrative Agent, the Issuing Bank or the Banks to be contained in the telephonic or facsimile notice.

          11.03  No Waiver; Cumulative Remedies.  No failure to exercise and no
                 ------------------------------
delay in exercising, on the part of the Administrative Agent, the Issuing Bank or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any other rights, remedies, powers and/or privileges available at law or in equity.

          11.04  Costs and Expenses.  The Borrower shall, whether or not the
                 ------------------
transactions contemplated hereby shall be consummated:

                 (a) pay or reimburse on demand all reasonable costs and expenses incurred by the Administrative Agent, in connection with the development, preparation, delivery, administration, syndication of the Commitments under and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Administrative Agent with respect thereto;

                 (b) pay or reimburse each Bank, the Issuing Bank and the Administrative Agent on demand for all reasonable costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding) under this Agreement, any other

     Loan Document, and any such other documents, including Attorney Costs or the cost of any consultants incurred by the Administrative Agent and any Bank; and

                 (c) pay or reimburse the Administrative Agent and the Issuing Bank on demand for all appraisal (including, without duplication, the allocated cost of internal appraisal services), audit, environmental inspection and review (including, without duplication, the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by the Administrative Agent in connection with the matters referred to under paragraphs (a) and (b) of this Section 11.04.
                               --------------     ---         -------------

          11.05  INDEMNITY.  WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY
                 ---------
SHALL BE CONSUMMATED, THE BORROWER SHALL PAY, INDEMNIFY, AND HOLD EACH BANK, THE ISSUING BANK, THE ADMINISTRATIVE AGENT AND OF THEIR RESPECTIVE OFFICERS, DIRECTORS, OTHER AFFILIATES, EMPLOYEES, COUNSEL, AGENTS AND ATTORNEYS-IN-FACT (EACH, AN "INDEMNIFIED PERSON") HARMLESS FROM AND AGAINST ANY AND ALL
           ------------------
LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, CHARGES, EXPENSES OR DISBURSEMENTS (INCLUDING ATTORNEY COSTS) OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO (A) ANY INVESTIGATION, LITIGATION OR PROCEEDING (INCLUDING ANY INSOLVENCY PROCEEDING) RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR THE LOANS OR THE LETTERS OF CREDIT, OR THE USE OF THE PROCEEDS THEREOF, WHETHER OR NOT ANY INDEMNIFIED PERSON IS A PARTY THERETO AND
(B) THE ACTUAL OR ALLEGED PRESENCE OF HAZARDOUS MATERIALS IN THE AIR, SURFACE WATER OR GROUNDWATER OR ON THE SURFACE OR SUBSURFACE OF ANY PROPERTY OWNED OR AT ANY TIME OPERATED BY ANY CREDIT PARTY, THE GENERATION, STORAGE, TRANSPORTATION, HANDLING OR DISPOSAL OF HAZARDOUS MATERIALS AT ANY LOCATION BY ANY CREDIT PARTY, WHETHER OR NOT OWNED OR OPERATED BY ANY CREDIT PARTY, THE NONCOMPLIANCE OF ANY PROPERTY WITH ENVIRONMENTAL LAWS (INCLUDING APPLICABLE PERMITS THEREUNDER) APPLICABLE TO ANY PROPERTY, OR ANY ENVIRONMENTAL CLAIM ASSERTED AGAINST ANY CREDIT PARTY OR ANY PROPERTY OWNED OR AT ANY TIME OPERATED BY ANY CREDIT PARTY (ALL THE FOREGOING DESCRIBED IN (A) AND (B) ABOVE, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES") INCLUDING INDEMNIFIED LIABILITIES ARISING FROM THE
------------------------
NEGLIGENCE OF SUCH INDEMNIFIED PERSON; PROVIDED THAT THE BORROWER SHALL HAVE NO
                                       --------
OBLIGATION HEREUNDER TO ANY INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PERSON AS THE SAME IS DETERMINED BY A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION. THE OBLIGATIONS IN THIS SECTION 11.05 SHALL SURVIVE
                                                 -------------
PAYMENT OF ALL OTHER OBLIGATIONS.

          11.06  Successors and Assigns.  The provisions of this Agreement shall
                 ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Bank.

        11.07  Assignments, Participations, etc.
               --------------------------------

               (a) Any Bank may, with the written consent of the Administrative Agent and, so long as no Default or Event of Default shall then exist, the Borrower, in each case which consent shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (each an "Assignee") all, or any part of the Loans, the Commitments and the other
     ---------
     rights and obligations of such Bank hereunder; provided, however, that (i)
                                                    --------
     any such assignment to an Eligible Assignee shall be in a minimum amount equal to $2,500,000 or the then remaining Commitment of such Bank and (ii) provided further, that the Borrower, the Issuing Bank and the
     --------
     Administrative Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Bank and the Assignee; (y) such Bank and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Assumption; and (z) in the case of any assignment to an Assignee which is not already a Bank or its Affiliate, the assignor Bank or Assignee has paid to the Administrative Agent a processing fee in the amount of $3,500; provided that with respect
                                                     --------
     to a Bank or a Bank Affiliate such processing fee shall be in the amount of $1,500.

               (b) From and after the date that the Administrative Agent notifies the assignor Bank that the requirements of Section 11.07(a) above
                                                         ----------------
     are satisfied, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under the Loan Documents. Anything herein to the contrary notwithstanding, any Bank assigning all of its Loans, Commitments and other rights and obligations hereunder to an Assignee shall continue to have the benefit of all indemnities hereunder following such assignment.

               (c) Immediately upon each Assignee's making its payment under the Assignment and Assumption, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Aggregate Commitment arising therefrom. The Commitment allocated to an Assignee shall reduce the Commitment of the assigning Bank pro tanto.
                                      --- -----

               (d) Any Bank may at any time sell to one or more banks or other Persons not Affiliates of any Credit Party (a "Participant") participating
                                                    -----------
     interests in any Loans, Term Commitment, Revolving Commitment or Incremental Commitment of such Bank and the other interests of such Bank (the "Originating Bank") hereunder and under the other Loan Documents;
           ----------------
     provided, however, that (i) the Originating Bank's obligations
     --------
     under this Agreement shall remain unchanged, (ii) the Originating Bank shall remain solely responsible for the performance of such obligations,
     (iii) the Borrower, the Issuing Bank and the Administrative Agent shall continue to deal solely and directly with the Originating Bank in connection with the Originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, provided that such
                                                    --------
     Participant shall have the right to approve any amendment, consent or waiver described in clauses (i), (iii) and (iv) of the second proviso to
                         ------------------     ----
     Section 11.01. In the case of any such participation, the Participant shall
     -------------
     be entitled to the benefit of Sections 4.01, 4.03 and 11.05, subject to the
                                   -------------  ----     -----
     same limitations, as though it were also a Bank hereunder, subject to paragraph (f) below, and if amounts outstanding under this Agreement are
     -------------
     due and payable and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the extent permitted under applicable law, be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

               (e) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Bank may assign all or any portion of the Loans held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Federal Reserve Board and any operating circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned
                           --------
     Loans made by the Borrower or for the account of the assigning or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect to such assigned Loans to the extent of such payment. No such assignment shall release the assigning Bank from its obligations hereunder.

               (f) No Participant shall be entitled to receive any greater payment under any provision of this Agreement than such Originating Bank would have been entitled to receive with respect to the rights transferred unless such transfer is made with the Borrower's prior written consent.

          11.08  Confidentiality.   The Administrative Agent, the Collateral
                 ---------------
Agent, the Issuing Bank and each Bank agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" by any Credit Party and provided to it by any Credit Party or any Subsidiary of any Credit Party, or by the Administrative Agent on any Credit Party's or such Subsidiary's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by such Person or any of its Affiliates, or (b) was or becomes available on a non-confidential basis from a source other than any Credit Party, provided that such source is not bound by a
                                    --------
confidentiality agreement with any Credit Party, known to such Person; provided
                                                                       --------
further, however, that the Administrative Agent, the Collateral

Agent, the Issuing Bank and each Bank may disclose such information (i) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable Requirement of Law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which such Person or its Affiliates may be party; (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; and (vi) to such Person's independent auditors, other professional advisors and employees of such Person's Bank Affiliates (or any Affiliate of such Person engaged in capital market transactions generally) retained by such Person in connection with this Agreement. Notwithstanding the foregoing, the Borrower authorizes the Administrative Agent, the Collateral Agent, the Issuing Bank and each Bank to disclose to any Participant or Assignee (each, a "Transferee") and to any prospective Transferee, such financial and other information in such Person's
            ----------
possession concerning the Credit Parties or their respective Subsidiaries which has been delivered to Administrative Agent or the Banks pursuant to this Agreement or which has been delivered to the Administrative Agent or the Banks by the Credit Parties in connection with such Person's credit evaluation of the Credit Parties prior to entering into this Agreement; provided that, unless
                                                      --------
otherwise agreed by the Borrower, such Transferee agrees in writing to the Borrower to keep such information confidential to the same extent required of the Banks hereunder.

          11.09  Set-off.  In addition to any rights and remedies of the Banks
                 -------
provided by law, if an Event of Default occurs and is continuing, each Bank is authorized at any time and from time to time, without prior notice to any Credit Party, any such notice being hereby waived to the fullest extent permitted by law, to set off and apply, to the extent permitted by applicable law, any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Bank to or for the credit or the account of any Credit Party against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Bank shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect
      --------
the validity of such set-off and application. The rights of each Bank under this Section 11.09 are in addition to the other rights and remedies (including
     -------------
other rights of set-off) which the Bank may have.

          11.10  Notification of Addresses, Lending Offices, etc.  Each Bank
                 -----------------------------------------------
shall notify the Administrative Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

          11.11  Counterparts.  This Agreement may be executed by one or more of
                 ------------
the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          11.12  Severability.  The illegality or unenforceability of any
                 ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          11.13  No Third Parties Benefited.  This Agreement is made and entered
                 --------------------------
into for the sole protection and legal benefit of the parties hereto and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. None of the Administrative Agent, the Issuing Bank or any Bank shall have any obligation to any Person not a party to this Agreement or any other Loan Document.

          11.14  Governing Law and Jurisdiction; Waiver of Trial by Jury.
                 -------------------------------------------------------

                 (a)     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                         -------------
     CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 (b)     JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH
                         ------------
     RESPECT TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                             --------------------
     HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES HERETO EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

                 (c)     WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH WAIVE
                         --------------------
     THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION
          -------

     11.14 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN
     -----
     WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          11.15  Effectiveness.  This Agreement shall become effective on the
                 -------------
date (the "Effective Date") on which (i) each Parent Guarantor, the Borrower,
           --------------
the Administrative Agent, the Issuing Bank, the Syndication Agent, the Documentation Agent and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile device) the same to the Administrative Agent at its Notice Office and (ii) the conditions contained in Sections 5.01 and 5.02 shall have
                                            -------------     ----
been satisfied or deemed satisfied pursuant to Section 10.04(b) (or waived by
                                               ----------------
the Majority Banks, or to the extent required by Section 11.01 of the Credit
                                                 -------------
Agreement, all the Banks). Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in Sections 5.01 and 5.02
                                                      -------------     ----
have not been met to its satisfaction in accordance with Section 10.04(b), upon
                                                         ----------------
the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release any Parent Guarantor or the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Sections 5.01 and 5.02).
-------------     ----



    [Remainder of page intentionally left blank; signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   BORROWER:

                                   NEXSTAR FINANCE, L.L.C.

                                   By: /s/ Perry Sook
                                      ----------------------------------------
                                   Name:  Perry Sook
                                   Title: President

                                   Address:
                                   200 Abington Executive Park, Suite 201
                                   Clarks Summit, PA  18411
                                   Attention:  Perry Sook
                                   Telephone:  (570) 586-5400
                                   Facsimile:  (570) 586-8745

                                   PARENT GUARANTORS:

                                   NEXSTAR BROADCASTING GROUP, L.L.C.
                                   NEXSTAR BROADCASTING OF
                                    NORTHEASTERN PENNSYLVANIA, INC.
                                   NEXSTAR BROADCASTING OF JOPLIN, INC.
                                   NEXSTAR BROADCASTING OF ERIE, INC.
                                   NEXSTAR BROADCASTING OF
                                    BEAUMONT/PORT ARTHUR, INC.
                                   NEXSTAR BROADCASTING OF WICHITA
                                    FALLS, INC.
                                   NEXSTAR BROADCASTING OF ROCHESTER,
                                    INC.
                                   NEXSTAR BROADCASTING OF ABILENE,
                                    INC.
                                   ERC HOLDINGS, INC.
                                   NEXSTAR MIDWEST HOLDINGS, INC.
                                   NEXSTAR BROADCASTING OF
                                    CHAMPAIGN, INC.
                                   NEXSTAR BROADCASTING OF PEORIA, INC.
                                   NEXSTAR BROADCASTING OF MIDLAND-
                                    ODESSA, INC.

                                   NEXSTAR BROADCASTING OF LOUISIANA,
                                    INC.
                                   NEXSTAR FINANCE HOLDINGS, L.L.C.
                                   NEXSTAR FINANCE HOLDINGS, INC.

                                   By: /s/ Perry Sook
                                      ----------------------------------------
                                   Name:  Perry Sook
                                   Title: President

                                   Address:
                                   200 Abington Executive Park, Suite 201
                                   Clarks Summit, PA  18411
                                   Attention:  Perry Sook
                                   Telephone:  (570) 586-5400
                                   Facsimile:  (570) 586-8745

                                   ADMINISTRATIVE AGENT, SYNDICATION
                                   AGENT, DOCUMENTATION AGENT,
                                   ISSUING BANK AND BANKS:

                                   BANK OF AMERICA, N.A.,
                                   as Administrative Agent, as Issuing Bank and as a Bank

                                   By: /s/ Roselyn Drake
                                       ---------------------------------------
                                   Name:  Roselyn Drake
                                   Title: Managing Director


                                   BARCLAYS BANK PLC,
                                   as Syndication Agent and as a Bank


                                   By: /s/ Philip Capparis
                                      ----------------------------------------
                                   Name:  Philip Capparis
                                   Title: Director


                                   FIRST UNION NATIONAL BANK,
                                   as Documentation Agent and as a Bank


                                   By: /s/ Jeffrey M. Graci
                                      ----------------------------------------
                                   Name:  Jeffrey M. Graci
                                   Title: Director






                                   FIRSTAR BANK, N.A.,
                                   as a Bank


                                   By: /s/ Michael J. Homeyer
                                      ----------------------------------------
                                   Name:  Michael J. Homeyer
                                   Title: Vice President


                                   CIBC INC.,
                                   as a Bank


                                   By: /s/ Matthew B. Jones
                                       ---------------------------------------
                                   Name:  Matthew B. Jones
                                   Title: Managing Director

                                                                Schedule 1.01(A)

                       NOTICE ADDRESSES/LENDING OFFICES
                       --------------------------------

Administrative Agent:   Bank of America, N.A.
                        901 Main Street, 64th Floor
                        Dallas, Texas 75202
                        Attention: Roselyn Drake
                        Telephone: 214-209-0988
                        Facsimile: 214-209-9390

Issuing Bank:           Bank of America, N.A.
                        901 Main Street, 64th Floor
                        Dallas, Texas 75202
                        Attention: Roselyn Drake
                        Telephone: 214-209-0988
                        Facsimile: 214-209-9390

                        Notices                                Domestic Lending Office
                        -------                                -----------------------
                                                               (if different)
                                                               --------------
Banks:                  Bank of America, N.A.
                        901 Main Street, 64th Floor
                        Dallas, Texas 75202
                        Attention: Roselyn Drake
                        Telephone: 214-209-0988
                        Facsimile: 214-209-9390

                        CIBC Inc.
                        425 Lexington Avenue
                        New York, New York 10017
                        Attention: David Frechette
                        Telephone: 212-885-4673
                        Facsimile: 212-885-4941


                        First Union National Bank              First Union National Bank
                        One First Union Center                 Charlotte Plaza
                        301 South College Street               201 S. College Street, CPG
                        Charlotte, North Carolina 28288-0735   NC0760
                        Attention: Jeff Graci                  Charlotte, North Carolina 28288
                        Telephone: 704-383-0974                Attention: Joe Mynatt
                        Facsimile: 704-383-1931                Telephone: 704-383-9270
                                                               Facsimile: 704-383-4793

                               Schedule 1.01(A)

                                                                Schedule 1.01(A)

                        Notices                                Domestic Lending Office
                        -------                                -----------------------
                                                               (if different)
                                                               --------------
                        Barclays Bank PLC                      Barclays Bank PLC
                        388 Market Street                      222 Broadway
                        Suite 1700                             New York, New York  10038
                        San Francisco, California  94111       Attention: Jan Becker
                        Attention: Daniele Iacovone            Telephone: 212-412-3795
                        Telephone: 415-765-4737                Facsimile: 212-412-5306
                        Facsimile: 415-765-4760


                        Firstar Bank, N.A.                     Firstar Bank, N.A.
                        Firstar Plaza                          Firstar Corporate Loan Services
                        7th & Washington, 12th Floor           P.O. Box 2188
                        St. Louis, Missouri  63101             Oshkosh, Wisconsin  54903
                        Attention: Michael Homeyer             Attention: Connie Sweeney
                        Telephone: 314-418-8129                Telephone: 920-426-7604
                        Facsimile: 314-418-8292                Facsimile: 920-426-8419


                               Schedule 1.01(A)

                                                                Schedule 1.01(A)

                            PRO FORMA CONSOLIDATED
                        OPERATING CASH FLOW ADJUSTMENTS
                        -------------------------------

                               Schedule 1.01(A)




                                                                SCHEDULE 1.01(B)

Nexstar Broadcasting, Inc.
--------------------------------------------------------------------------------
Proforma Schedule for KMID (Midland-Odessa, TX)



                                                                      Proforma Addbacks for Trailing Twelve Months Ended
                                       Date of                        --------------------------------------------------
    Adjustment                      Implementation                      6/30/00     9/30/00     12/31/00     3/31/01     6/30/01
------------------                ------------------                    -------     -------     --------     -------     -------
KMID-TV:
--------

 National Rep Commissions                       8/1/00             $   12           10           7          4           1

 General Elimination of Costs
 ----------------------------
  Production
  Technical
  Film Contract Buyouts                        10/1/00                 30           30          23         15           8
  News                                          8/1/00                 65           54          38         22           5
  Sales                                         8/1/00                 72           60          42         24           6
  G&A                                           8/1/00                 39           33          23         13           3
  Promotion
                                                                   -------        -------     -------     -------     ------
   Total General Cost Eliminations                                    206          177         125          74         22

 Insurance and Professional Expense Increase                          (60)         (50)        (35)        (20)        (5)
   Total KMID AddBacks                                                158          137          97          58         18


Nexstar Broadcasting, Inc.
--------------------------------------------------------------------------------
Proforma Schedule for KTAL (Shreveport, LA)

                                                                       Proforma Addbacks for Trailing Twelve Months Ended
                                             Date of           -------------------------------------------------------------------
     Adjustment                         Implementations        12/31/00      3/31/01        6/30/01        9/30/01        12/31/01
-------------------                  --------------------      --------      -------        -------        -------        --------
KTAL-TV
-------
 National Rep Commissions                    2/1/01            $    165          138             96             55              14

 Film Buydown                                1/1/01            $     52           39             26             13               -

 General Elimination of Costs:
 ----------------------------
   Programming                               2/1/01                  77           64             45             26               6
   Technical                                 2/1/01                 135          113             79             45              11
   News                                      1/1/01                  68           51             34             17               -
   G&A                                       2/1/01                 127          106             74             42              11
                                                             -----------   ----------    ----------      ---------        ---------
    Total General Cost Eliminations                                 407          334            232            130              28

Increase in Expenses
--------------------
   Sales                                     2/1/01                 (16)         (13)            (9)            (5)             (1)
   Promotion                                 2/1/01                 (30)         (25)           (18)           (10)             (3)
                                                             -----------   ----------     ----------     ----------       ---------
Net KTAL Addbacks                                                   578          472            327            183              38

















Nexstar Broadcasting, Inc.
--------------------------------------------------------------------------------
Proforma Schedule for KMID (Midland-Odessa, TX)



                                                      Proforma Addbacks for Trailing Twelve Months Ended
                                 Date of           ---------------------------------------------------------
    Adjustment               Implementation        6/30/00     9/30/00     12/31/00     3/31/01     6/30/01
------------------         ------------------      -------     -------     --------     -------     -------
KMID-TV:
--------

 National Rep Commissions       8/1/00             $   12           10           7          4           1

 General Elimination of Costs
 ----------------------------
  Production
  Technical
  Film Contract Buyouts        10/1/00                 30           30          23         15           8
  News                          8/1/00                 65           54          38         22           5
  Sales                         8/1/00                 72           60          42         24           6
  G&A                           8/1/00                 39           33          23         13           3
  Promotion                                             -
                                                   --------      -------     -------     -------     -------
   Total General Cost Eliminations                    206          177         125         74          22

 Insurance and Professional Expense Increase          (60)         (50)        (35)       (20)         (5)
                                                   --------      -------     -------     -------     -------
   Total KMID AddBacks                                158          137          97         58          18


Nexstar Broadcasting, Inc.
--------------------------------------------------------------------------------
Proforma Schedule for KTAL (Shreveport, LA)

                                                                       Proforma Addbacks for Trailing Twelve Months Ended
                                             Date of           -------------------------------------------------------------------
     Adjustment                         Implementations        12/31/00      3/31/01        6/30/01        9/30/01        12/31/01
-------------------                  --------------------      --------      -------        -------        -------        --------
KTAL-TV
-------
 National Rep Commissions                    2/1/01            $    165          138             96             55             14

 Film Buydown                                1/1/01            $     52           39             26             13               -

 General Elimination of Costs:
 ----------------------------
   Programming                               2/1/01                  77           64             45             26               6
   Technical                                 2/1/01                 135          113             79             45              11
   News                                      1/1/01                  68           51             34             17               -
   G&A                                       2/1/01                 127          106             74             42              11
                                                             -----------   ----------    ----------      ---------        ---------
    Total General Cost Eliminations                                 407          334            232            130              28

Increase in Expenses
--------------------
   Sales                                     2/1/01                 (16)         (13)            (9)            (5)             (1)
   Promotion                                 2/1/01                 (30)         (25)           (18)           (10)             (3)
                                                             -----------   ----------     ----------     ----------       ---------
Net KTAL Addbacks                                                   578          472            327            183              38


Nexstar Broadcasting, Inc.
--------------------------------------------------------------------------------
Proforma Schedule for KMID (Midland-Odessa, TX)



                                                                 Proforma Addbacks for Tralling Twelve Months Ended
                                         Date of             ---------------------------------------------------------
   Adjustment                         Implementation         6/30/00     9/30/00     12/31/00     3/31/01     6/30/01
------------------                   ------------------      -------     -------     --------     -------     -------
KMID-TV:
--------

 National Rep Commissions                    8/1/00             $   12           10           7          4           1

 General Elimination of Costs
 ----------------------------
  Production
  Technical
  Film Contract Buyouts                     10/1/00                 30           30          23         15           8
  News                                       8/1/00                 65           54          38         22           5
  Sales                                      8/1/00                 72           60          42         24           6
  G&A                                        8/1/00                 39           33          23         13           3
  Promotion
                                                                --------      -------     -------     -------     -------
   Total General Cost Eliminations                                 206          177         125         74          22

 Insurance and Professional Expense Increase                       (60)         (50)        (35)       (20)         (5)
   Total KMID AddBacks                                             158          137          97         58          18








Nexstar Broadcasting, Inc.
--------------------------------------------------------------------------------
Proforma Schedule for KTAL (Shreveport, LA)

                                                                       Proforma Addbacks for Trailing Twelve Months Ended
                                             Date of           -------------------------------------------------------------------
     Adjustment                         Implementations        12/31/00      3/31/01        6/30/01        9/30/01        12/31/01
-------------------                  --------------------      --------      -------        -------        -------        --------
KTAL-TV
-------
 National Rep Commissions                    2/1/01            $    165      $   138        $    96        $    55        $     14

 Film Buydown                                1/1/01            $     52           39             26             13               -

 General Elimination of Costs:
 ----------------------------
   Programming                               2/1/01                  77           64             45             26               6
   Technical                                 2/1/01                 135          113             79             45              11
   News                                      1/1/01                  68           51             34             17               -
   G&A                                       2/1/01                 127          106             74             42              11
                                                             -----------   ----------    ----------      ---------        ---------
    Total General Cost Eliminations                                 407          334            232            130              28

Increase in Expenses
--------------------
   Sales                                     2/1/01                 (16)         (13)            (9)            (5)             (1)
   Promotion                                 2/1/01                 (30)         (25)           (18)           (10)             (3)
                                                             -----------   ----------     ----------     ----------       ---------
Net KTAL Addbacks                                                   578          472            327            183              38

                                                                   Schedule 2.01

                                  COMMITMENTS
                                  -----------

       Bank                   Term Commitment        Revolving Commitment
       ----                   ---------------        --------------------
Bank of America, N.A.         $ 54,000,000.00          $ 59,890,909.09
Barclays Bank PLC             $ 20,000,000.00          $ 22,181,818.18
CIBC Inc.                     $ 12,000,000.00          $ 13,309,090.91
Firstar Bank, N.A.            $ 12,000,000.00          $ 13,309,090.91
First Union National Bank     $ 12,000,000.00          $ 13,309,090.91
                              ---------------          ---------------
           TOTAL:             $110,000,000.00          $122,000,000.00

                                 Schedule 2.01

                                                                   Schedule 6.16

                                 FCC LICENSES
                                 ------------


I.     Owner              License Description               Expiration Date


                          SCHEDULE 6.16-FCC LICENSES

                              Port Arthur, Texas

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           KBTV-TV                    08/01/2006
TV Intercity Relay                     KB-98129                   08/01/2006
TV Pickup                              KD-4600                    08/01/2006
TV Pickup                              KE-5101                    08/01/2006
Auxiliary Remote Pickup                KKX215                     08/01/2006
TV Studio Transmitter Link             KLA-89                     08/01/2006
TV Pickup                              KT-2456                    08/01/2006
TV Intercity Relay                     WLD-443                    08/01/2006
TV Intercity Relay                     WPNG-520                   08/01/2006

                             Wichita Falls, Texas

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           KFDX-TV                    08/01/2006
Auxiliary Low Power System             BLP00464                   08/01/2006
TV Pickup                              KB-55270                   08/01/2006
Auxiliary Remote Pickup                KLB-725                    08/01/2006
TV Pickup                              KJ-3525                    08/01/2006

                                Midland, Texas

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           KMID                       08/01/2006
TV Translator Station License          K12FM                      08/01/2006
TV Pickup                              KB-96686                   08/01/2006
TV Studio Transmitter Link             KKR-61                     08/01/2006
TV Studio Transmitter Link             KLB-45                     08/01/2006
TV Studio Transmitter Link             WHG-362                    08/01/2006
TV Intercity Relay                     WLE-628                    08/01/2006
TV Intercity Relay                     WLE-644                    08/01/2006
TV Intercity Relay                     WLF-217                    08/01/2006
Weather Radar Station                  WPMY-327                   03/25/2004

                             St. Joseph, Missouri

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           KQTV                       02/01/2006
TV Pickup                              KC-26093                   02/01/2006
R/P Automatic Relay                    KQB-577                    02/01/2006


                               Joplin, Missouri

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           KSNF                       02/01/2006
TV Pickup                              KW-6078                    02/01/2006
Business Radio                         WNKN-977                   01/04/2003
Weather Radar Station                  WPMJ-419                   08/12/2003

                                Abilene, Texas

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           KTAB-TV                    08/01/2006
Receive-Only Earth Station             E8009                      11/16/2004
Business Radio                         KA-51599                   04/17/2004
TV Pickup                              KS-5717                    08/01/2006
Business Radio                         WGA-708                    04/17/2004
TV Studio Transmitter Link             WGH-906                    08/01/2006
Business Radio                         WZJ-613                    04/17/2004

                               Texarkana, Texas

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           KTAL-TV                    08/01/2006
Transmit-Receive Earth Station         E940521                    12/02/2004
Auxiliary Low Power Station            BLQ-74                     08/01/2006
TV Pickup                              KA-88839                   08/01/2006
Auxiliary Remote Pickup                KLB-589                    08/01/2006
Auxiliary Remote Pickup                KLB-590                    08/01/2006
Auxiliary Remote Pickup                KLB-591                    08/01/2006
TV Studio Transmitter Link             KLS-96                     08/01/2006
TV Intercity Relay                     WHB-602                    08/01/2006
TV Studio Transmitter Link             WHB-603                    08/01/2006
TV Studio Transmitter Link             WHB-604                    08/01/2006
TV Intercity Relay                     WLP-781                    08/01/2006
TV Intercity Relay                     WLP-782                    08/01/2006


                          Wilkes-Barre, Pennsylvania

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           WBRE-TV                    08/01/2007
TV Translator Station License          W24BL                      07/31/2007
TV Translator Station License          W30AN                      07/31/2007
TV Translator Station License          W51BP                      07/31/2007
TV Translator Station License          W64AL                      07/31/2007
Transmit-Only Earth Station License    E910642                    11/01/2001
TV Pickup                              KA-35201                   08/01/2007
TV Pickup                              KA-35425                   08/01/2007
TV Pickup                              KA-74870                   08/01/2007
Business Radio                         KB-88735                   06/26/2004
TV Pickup                              KC-62824                   08/01/2007
Broadcast Auxiliary                    KF-5726                    08/01/2007
R/P Base Mobile System                 KGU-973                    08/01/2007
TV Studio Transmitter Link             KGH-66                     08/01/2007
TV Pickup                              KK-4138                    08/01/2007
TV Pickup                              KL-2535                    08/01/2007
TV Pickup                              KP-4407                    08/01/2007
R/P Base Mobile System                 KQB-618                    08/01/2007
TV Pickup                              KR-7688                    08/01/2007
TV Pickup                              KR-7693                    08/01/2007
TV Pickup                              KR-7771                    08/01/2007
TV Pickup                              KS-2001                    08/01/2007
TV Pickup                              KY-2899                    08/01/2007
R/P Mobile                             KY-5608                    08/01/2007
TV Studio Transmitter Link             KZO-21                     08/01/2007
TV Intercity Relay                     WFW-575                    08/01/2007
TV Intercity Relay                     WGI-290                    08/01/2007
TV Intercity Relay                     WHB-674                    08/01/2007
TV Intercity Relay                     WLI-324                    08/01/2007
TV Intercity Relay                     WLI-325                    08/01/2007
TV Intercity Relay                     WLI-337                    08/01/2007

                              Erie, Pennsylvania

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           WJET-TV                    08/01/2007
Auxiliary TV Broadcast Pickup          KC-26079                   08/01/2007
TV Intercity Relay                     WPJE-618                   08/01/2007
Weather Radar Station                  WPOZ-488                   09/14/2004
R/P Base Mobile System                 WSM-744                    08/01/2007


                              Rochester, New York

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           WROC                       06/01/2007
Receive-Only Earth Station             E940506                    09/15/2004
Transmit/Receive Earth Station         E000660                    12/12/2010
TV Pickup                              KA-4851                    06/01/2007
TV Intercity Relay                     KA-6058                    06/01/2007
TV Studio Transmitter Link             KEA-91                     06/01/2007
TV Pickup                              KR-4704                    06/01/2007
TV Pickup                              KR-4705                    06/01/2007
Auxiliary Remote Pickup                WHE-925                    06/01/2007
Auxiliary Remote Pickup                WHE-926                    06/01/2007

                             Terre Haute, Indiana

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           WTWO                       08/01/2005
TV Pickup                              KC-26086                   08/01/2005
R/P Base Mobile System                 KLH-391                    08/01/2005
Weather Radar Station                  KVB-629                    03/30/2004
Broadcast Auxiliary                    KW-4107                    08/01/2005
TV Pickup                              KW-4108                    08/01/2005
TV Intercity Relay                     WHF-306                    08/01/2005
TV Intercity Relay                     WMU-968                    08/01/2005
Weather Radar Station                  WPPH-816                   01/06/2005









                            Springfield, Illinois*

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           WCFN                       12/01/2005
TV Studio Transmitter Link             WLD-973                    12/01/2005

*Station to be acquired by a Nexstar Company effective January 12, 2001


                             Champaign, Illinois*

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           WCIA                       12/01/2005
Auxiliary Low Power Station            BLP00192                   12/01/2005
Auxiliary Low Power Station            BLP00322                   12/01/2005
Auxiliary Low Power Station            BLP00544                   12/01/2005
Auxiliary Low Power Station            BLP00883                   12/01/2005
Auxiliary Low Power Station            BLP00919                   12/01/2005
Auxiliary Low Power Station            BLP01124                   12/01/2005
Auxiliary Low Power Station            BLP01128                   12/01/2005
TV Pickup                              KA-95317                   12/01/2005
TV Pickup                              KC-5875                    12/01/2005
Auxiliary Remote Pickup                KSD-920                    12/01/2005
Auxiliary Remote Pickup                KSD-921                    12/01/2005
TV Studio Transmitter Link             KSG-35                     12/01/2005
TV Intercity Relay                     KSI-74                     12/01/2005
TV Intercity Relay                     KSI-75                     12/01/2005
TV Pickup                              KW-6073                    12/01/2005
TV Pickup                              KW-6074                    12/01/2005
TV Intercity Relay                     WBJ-983                    12/01/2005
TV Intercity Relay                     WBJ-986                    12/01/2005
TV Intercity Relay                     WBJ-987                    12/01/2005
TV Intercity Relay                     WBJ-988                    12/01/2005
TV Intercity Relay                     WLG-233                    12/01/2005
TV Intercity Relay                     WPNL-408                   12/01/2005

                               Peoria, Illinois*

Facility Type                          Call Sign                  Exp. Date
-------------                          ---------                  ---------

TV Broadcast Station License           WMBD-TV                    12/01/2005
TV Pickup                              KA-88843                   12/01/2005
TV Pickup                              KA-88844                   12/01/2005
Remote Pickup Mobile System            KS-2010                    12/01/2005
TV Intercity Relay                     KSI-71                     12/01/2005
TV Intercity Relay                     KSI-72                     12/01/2005
TV Intercity Relay                     KSI-73                     12/01/2005
TV Studio Transmitter Link             KSK-48                     12/01/2005
TV Intercity Relay                     WBJ-984                    12/01/2005
TV Intercity Relay                     WBJ-985                    12/01/2005
TV Intercity Relay                     WLG-752                    12/01/2005
TV Intercity Relay                     WMV-276                    12/01/2005

*Stations to be acquired by a Nexstar Company effective January 12, 2001


______________________________

In conjuction with the acquisition of the Springfield, Peoria and Champaign stations, applications seeking FCC consent to the assignment of the licenses of transmit/receive satellite earth station E920434, business radio station KAP-730 and operational fixed microwave station WNTX-533 from their current licensee, MWT-N, LLC, to a Nexstar Company were filed with the FCC on December 20 and 21, 2000. These applications are currently pending with the FCC. MWT-N, LLC and a Nexstar Company will enter into a Station Use Agreement to allow the Nexstar Company to use these stations during the pendency of the assignment applications.

                                 Schedule 6.16

                                                                   Schedule 6.17

                                 SUBSIDIARIES
                                 ------------

                                 Schedule 6.17


1. The following entities are wholly owned subsidiaries of Nexstar Broadcasting Group, L.L.C.:

    Nexstar Broadcasting of Northeastern Pennsylvania, Inc.
    Nexstar Broadcasting of Joplin, Inc.
    Nexstar Broadcasting of Erie, Inc.
    Nexstar Broadcasting of Beaumont/Port Arthur, Inc.
    Nexstar Broadcasting of Wichita Falls, Inc.
    Nexstar Broadcasting of Rochester, Inc.
    Nexstar Broadcasting of Abilene, Inc.
    ERC Holdings, Inc.
    Nexstar Midwest Holdings, Inc.
    Nexstar Broadcasting of Champaign, Inc.
    Nexstar Broadcasting of Peoria, Inc.
    Nexstar Broadcasting of Midland-Odessa, Inc.
    Nexstar Broadcasting of Louisiana, Inc.

2. Each of the following entities owns 1,000 Class B interests in Nexstar Finance Holdings, LLC.

    Nexstar Broadcasting of Northeastern Pennsylvania, Inc.
    Nexstar Broadcasting of Joplin, Inc.
    Nexstar Broadcasting of Erie, Inc.
    Nexstar Broadcasting of Beaumont/Port Arthur, Inc.
    Nexstar Broadcasting of Wichita Falls, Inc.
    Nexstar Broadcasting of Rochester, Inc.
    Nexstar Broadcasting of Abilene, Inc.
    ERC Holdings, Inc.
    Nexstar Midwest Holdings, Inc.
    Nexstar Broadcasting of Champaign, Inc.
    Nexstar Broadcasting of Peoria, Inc.
    Nexstar Broadcasting of Midland-Odessa, Inc.
    Nexstar Broadcasting of Louisiana, Inc.

3. Nexstar Finance Holdings, LLC and Nexstar Finance, LLC are wholly owned subsidiaries of Nexstar Finance Holdings, LLC.


4.  Each of the following are wholly owned subsidiaries of Nexstar Finance LLC:

    Nexstar Broadcasting of Northeastern Pennsylvania, LLC
    Nexstar Broadcasting of Joplin, LLC
    Nexstar Broadcasting of Erie, LLC
    Nexstar Broadcasting of Beaumont/Port Arthur, LLC
    Nexstar Broadcasting of Wichita Falls, LLC
    Nexstar Broadcasting of Rochester, LLC
    Nexstar Broadcasting of Abilene, LLC
    Entertainment Realty Corporation
    Nexstar Broadcasting of the Midwest, Inc.
    Nexstar Broadcasting of Champaign, LLC
    Nexstar Broadcasting of Peoria, LLC
    Nexstar Broadcasting of Midland-Odessa, LLC
    Nexstar Broadcasting of Louisiana, LLC

5. Nexstar Broadcasting Group, Inc. is a wholly owned subsidiary of Nexstar Broadcasting of the Midwest, Inc.

                                                                   Schedule 6.21

                        NETWORK AFFILIATION AGREEMENTS
                        ------------------------------

                                 Schedule 6.21

                        Network Affiliation Agreements

                    NBC                           End Date
                    ---                           --------

                    KSNF                          08/01/02

                    KFDX                          08/01/02

                    KBTV                          08/01/02

                    WTWO                          12/31/01

                    WBRE                          12/31/01

                    KTAL                          12/31/01


                    CBS                           End Date
                    ---                           --------

                    WYOU                          12/31/07

                    WCIA/WCFN                     09/30/05

                    WMBD                          09/30/05

                    KTAB                          12/31/04

                    WROC                          01/31/05


                    ABC                           End Date
                    ---                           --------

                    WJET                          01/02/05

                    KQTV                          04/15/07

                    KMID                          07/15/05


                    FOX                           End Date
                    ---                           --------

                    WFXP                          03/31/06

                    KJTL                     90 Day Notice

                                                                Schedule 8.05(a)

                             EXISTING INDEBTEDNESS
                             ---------------------
                               Schedule 8.05(a)

                                                      Lessor/Bank            Amt o/s          Monthly           # payments
                                                                            12/30/00          payment            remaining

Nexstar Broadcasting of Erie,LP                   First Western                856.46         433.53                  2
WJET Leases 12/30/00

Nexstar Broadcasting of Wichita Falls, LP         NFTC Capitol Corp.         9.266.54         776.70                 13
KFDX/KJTL Leases 12/31/00                         Associate Leasing         14,408.78       1,496.20                 11
                                                  First Equipment Co.        5,903.67         214.50                 34

Nexstar Broadcasting of Joplin, LP                Norwest Financial          7,653.05         505.87                 16
KSNF Leases 12/31/00

Nexstar Broadcasting of Abilene LLC               Corporate Leasing          7,115.11         690.17                 11
KTAB Leases 12/31/00                              Corporate Leasing         16,680.03         932.10                 20

Nexstar Broadcasting of Shreveport LLC            Accuweather               24,758.74       1,225.00                 22

                                                                         --------------------------------
       TOTAL                                                                86,642.38       6,274.07
                                                                         ================================

                                                                Schedule 8.18(e)
                                  INVESTMENTS
                                  -----------

                              See Schedule 6.17.

                               Schedule 8.18(e)